SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933

Post-Effective Amendment No. 23

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No. 40

American National Variable Life Separate Account

(Exact Name of Registrant)

American National Insurance Company

(Name of Depositor)

One Moody Plaza, Galveston, Texas 77550

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(409)763-4661

(Depositor’s Telephone Number, Including Area Code)

Name and Address of Agent for service:	Please send copies of communications to:
Dwain Akins, Esq., Sr. Vice President	Gregory Garrison
American National Insurance Company	Greer, Herz & Adams, L.L.P.
One Moody Plaza	One Moody Plaza
Galveston, TX 77550	Galveston, Texas 77550

Approximate Date of Proposed Pubic Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☑	On May 1, 2016 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On May 1, 2016 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for

WealthQuest® III Variable Universal Life

Individual Flexible Premium

Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company

American National Variable Life Separate Account

May 1, 2016

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-16

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Government Money Market Portfolio[1]	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios – Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[3]
VIP Value Portfolio	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[2]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Global Health Care Fund Invesco V.I. Managed Volatility Fund
MFS Growth Series (VIT)	Invesco V.I. Diversified Dividend Fund
MFS Research Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Investors Trust Series (VIT)	Invesco V.I. Technology Fund
MFS® Variable Insurance Trust II (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)

[1]Effective December 1, 2015, the Fidelity VIP Money Market Portfolio transitioned to a government money market portfolio and was renamed Fidelity VIP Government Money Market Portfolio.
[2]Not available for investment in Contracts issued on or after May 1, 2004
[3]Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test - the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

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Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

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Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus, You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.90 per $1,000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATION EXPENSES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.09 per $1,000 of Net Amount At Risk
Annual Maintenance Fee Monthly Expense Fee	Monthly Monthly	$7.50 per month Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT
Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .79% of premium Maximum COI 14.05% of premium
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

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The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1]	0.35%	1.53%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2015. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35%and 1.53% respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio including fee reduction and/or expense reimbursement arrangements if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”) - American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

●	the first premium, as shown on the Data Page, has been paid; and

●	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio - A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

●	a certified copy of the death certificate;

●	a claimant statement;

●	the Contract; and

●	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount - A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period - The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

●	life insurance protection;

●	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

●	flexibility in the amount and frequency of premium payments;

●	flexibility in the level of life insurance protection, subject to certain limitations; and

●	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

●	the Death Benefit; plus

●	additional life insurance proceeds provided by riders; minus

●	Contract Debt; minus

●	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

●	the Beneficiary or Beneficiaries; or

●	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guideline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Percentage Corridor
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

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OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1. increase your Death Benefit you should choose Option B.

2. keep your cost of insurance charges to a minimum you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

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The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

●	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

●	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

●	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

●	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the

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Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

●	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

●	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

●	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

●	the value in the Fixed Account; plus

●	premiums (less premium taxes) received on that Valuation Date; plus

●	Accumulation Value securing Contract Debt; less

●	partial surrenders, and related charges, processed on that Valuation Date; less

●	any Monthly Deduction processed on that Valuation Date; less

●	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

●	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

●	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

●	the Daily Asset Charge; and divided by

●	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

●	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

●	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

●	Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

●	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

●	change the installments to a quarterly, semi-annual or annual basis; and/or

●	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

●	joint or successive payees; or

●	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 25, 2016, Friday, December 23, 2016 and Monday, December 26, 2016 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments received as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

●	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

●	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

●	the above-mentioned loan limits, or

●	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will

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not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

●	the Insured is age 75 or older;

●	the Contract is in its 16th Contract year or later;

●	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

●	the Contract Debt is greater than the Specified Amount; and

●	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

●	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

●	Your Death Benefit will be Death Benefit Option A;

●	You may not change the Specified Amount or the Death Benefit Option;

●	You may not make additional premium payments, though you may make loan repayments;

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●	You may not make or take partial withdrawals or request additional loans;

●	No Monthly Deductions will be made;

●	Any additional riders with a separate charge will terminate;

●	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

●	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in

Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

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The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

●	twenty-five percent (25%) of the amount in the Fixed Account; or

●	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

●	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

●	Requests for transfers must be clear and complete to be in good order.

●	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

●	The minimum amount which may remain in a Subaccount after a transfer is $100.

●	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

●	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

●	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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●	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

●	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

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Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

●	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of the Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

●	transferring values;

●	changing how your premium payments are allocated; and

●	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

●	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

●	confirming telephone transactions in writing to you; and/or

●	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

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Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

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Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to

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the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

●	the Accumulation Value of the Contract at the time of the increase; and

●	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P. O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will

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be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract.

Reinstatement is subject to the following:

●	evidence of insurability satisfactory to us;

●	reinstatement or repayment of Contract Debt;
●	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

●	payment of Monthly Deductions not collected during the grace period; and

●	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

●	Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

●	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of

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insurance rate for this rider is $.003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum guaranteed cost of insurance rate for this rider is $0.015 per $1,000 of rider Death Benefit. The Maximum guaranteed cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

●	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

●	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between forty-one percent (41%) and eighty-three percent (83%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

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The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.59 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

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Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

●	the monthly expense fee;

●	the monthly maintenance fee;

●	the sales charge;

●	the deferred sales charge;

●	the Daily Asset Charge (mortality and expense risk charge);

●	the cost of insurance charge;

●	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

●	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

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AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

●	collect charges;

●	pay the Surrender Value;

●	secure loans;

●	provide benefits; or

●	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

●	operate the Separate Account as a management company;

●	de-register the Separate Account if registration is no longer required;

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●	combine the Separate Account with other separate accounts;

●	restrict or eliminate any voting rights associated with the Separate Account; or

●	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORTFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISOR FOR FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Kaufmann Fund II – Primary Shares Subadvised by: Federated Global Investment Management Corp.	seeks capital appreciation

FUND: ADVISER:

FEDERATED INSURANCE SERIES

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.; FEDERATED INVESTMENT

MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF

PENNSYLVANIA IS THE ADVISOR FOR FEDERATED MANAGED VOLATILITY FUND II

Subaccount investing in:	Investment objective:

Federated Managed Volatility Fund II	seeks to achieve high current income and moderate capital appreciation

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Government Money Market Portfolio*	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

*Effective December 1, 2015, the Fidelity VIP Money Market Portfolio transitioned to a government money market portfolio and was renamed the Fidelity VIP Government Money Market Portfolio.

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Subaccount investing in:	Investment objective:
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) - SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks capital growth
Invesco V.I. Diversified Dividend Fund	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term growth of capital
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income

Subadvisor(s): Invesco Canada Ltd.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited and Invesco Asset Management Deutschland, GmbH.

FUND:	MFS® VARIABLE INSURANCE TRUST (“VIT”) – INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST II (“VIT II”) – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in:	Investment objective:
MFS Core Equity Portfolio (VIT II)	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

T. ROWE PRICE

ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:

T. Rowe Price Associates, Inc., Adviser, and T. Rowe Price International, Ltd. And T. Rowe Price

Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the

Portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

* Not available for investment in Contracts issued on or after May 1, 2004.

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Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2015, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$104,280
The Alger American Fund	122,057
Fidelity Variable Insurance Products	943,496
Federated Insurance Series	138,108
MFS Variable Insurance Trust	18,091
T. Rowe Price Funds	173,054

During 2016, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve

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the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice,

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we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

	a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

	b)	is attributable to the Contract Owner’s becoming disabled; or

	c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance

41

Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

●	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

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LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

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HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2015.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 25, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $191,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $142.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$142 Monthly Pre-Authorized Check Mode (“P”),

$191,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1705	PAC	1,338	0	192,338	1,381	0	192,381	1,410	0	192,410
27	2	1705	PAC	2,639	0	193,639	2,808	0	193,808	2,922	0	193,922
28	3	1705	PAC	3,908	696	194,908	4,284	1,071	195,284	4,547	1,334	195,547
29	4	1705	PAC	5,144	1,953	196,144	5,809	2,618	196,809	6,291	3,099	197,291
30	5	1705	PAC	6,347	3,177	197,347	7,387	4,216	198,387	8,164	4,993	199,164

31	6	1705	PAC	7,519	4,369	198,519	9,017	5,868	200,017	10,176	7,026	201,176
32	7	1705	PAC	8,658	5,529	199,658	10,702	7,574	201,702	12,336	9,207	203,336
33	8	1705	PAC	9,765	6,658	200,765	12,443	9,335	203,443	14,654	11,547	205,654
34	9	1705	PAC	10,840	7,758	201,840	14,240	11,158	205,240	17,143	14,060	208,143
35	10	1705	PAC	11,882	8,822	202,882	16,095	13,035	207,095	19,813	16,753	210,813

		17,050
36	11	1705	PAC	12,924	10,395	203,924	18,043	15,514	209,043	22,712	20,183	213,712
37	12	1705	PAC	13,932	11,927	204,932	20,051	18,046	211,051	25,822	23,816	216,822
38	13	1705	PAC	14,909	13,417	205,909	22,125	20,633	213,125	29,161	27,669	220,161
39	14	1705	PAC	15,856	14,872	206,856	24,267	23,283	215,267	32,748	31,764	223,748
40	15	1705	PAC	16,773	16,286	207,773	26,479	25,992	217,479	36,599	36,112	227,599

41	16	1705	PAC	17,862	17,862	208,862	29,047	29,047	220,047	41,105	41,105	232,105
42	17	1705	PAC	18,923	18,923	209,923	31,715	31,715	222,715	45,977	45,977	236,977
43	18	1705	PAC	19,954	19,954	210,954	34,488	34,488	225,488	51,245	51,245	242,245
44	19	1705	PAC	20,952	20,952	211,952	37,366	37,366	228,366	56,939	56,939	247,939
45	20	1705	PAC	21,917	21,917	212,917	40,352	40,352	231,352	63,091	63,091	254,091

		34,100
46	21	1705	PAC	22,834	22,834	213,834	43,437	43,437	234,437	69,728	69,728	260,728
47	22	1705	PAC	23,707	23,707	214,707	46,626	46,626	237,626	76,890	76,890	267,890
48	23	1705	PAC	24,525	24,525	215,525	49,915	49,915	240,915	84,611	84,611	275,611
49	24	1705	PAC	25,291	25,291	216,291	53,308	53,308	244,308	92,939	92,939	283,939
50	25	1705	PAC	25,999	25,999	216,999	56,802	56,802	247,802	101,919	101,919	292,919

51	26	1705	PAC	26,645	26,645	217,645	60,398	60,398	251,398	111,600	111,600	302,600
52	27	1705	PAC	27,228	27,228	218,228	64,097	64,097	255,097	122,038	122,038	313,038
53	28	1705	PAC	27,742	27,742	218,742	67,899	67,899	258,899	133,291	133,291	324,291
54	29	1705	PAC	28,187	28,187	219,187	71,804	71,804	262,804	145,423	145,423	336,423
55	30	1705	PAC	28,559	28,559	219,559	75,813	75,813	266,813	158,507	158,507	349,507

		51,150
56	31	1705	PAC	28,850	28,850	219,850	79,922	79,922	270,922	172,610	172,610	363,610
57	32	1705	PAC	29,056	29,056	220,056	84,127	84,127	275,127	187,812	187,812	378,812
58	33	1705	PAC	29,172	29,172	220,172	88,429	88,429	279,429	204,202	204,202	395,202
59	34	1705	PAC	29,198	29,198	220,198	92,828	92,828	283,828	221,873	221,873	412,873
60	35	1705	PAC	29,132	29,132	220,132	97,328	97,328	288,328	240,934	240,934	431,934

61	36	1705	PAC	28,972	28,972	219,972	101,926	101,926	292,926	261,495	261,495	452,495
62	37	1705	PAC	28,710	28,710	219,710	106,619	106,619	297,619	283,673	283,673	474,673
63	38	1705	PAC	28,340	28,340	219,340	111,403	111,403	302,403	307,596	307,596	498,596
64	39	1705	PAC	27,859	27,859	218,859	116,276	116,276	307,276	333,405	333,405	524,405
65	40	1705	PAC	27,257	27,257	218,257	121,230	121,230	312,230	361,246	361,246	552,246

		68,200

47

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$142 Monthly Pre-Authorized Check Mode (“P”),

$191,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1705	PAC	26,521	26,521	217,521	126,255	126,255	317,255	391,274	391,274	582,274
67	42	1705	PAC	25,641	25,641	216,641	131,339	131,339	322,339	423,661	423,661	614,661
68	43	1705	PAC	24,627	24,627	215,627	136,495	136,495	327,495	458,613	458,613	649,613
69	44	1705	PAC	23,440	23,440	214,440	141,682	141,682	332,682	496,300	496,300	687,300
70	45	1705	PAC	22,125	22,125	213,125	146,945	146,945	337,945	536,998	536,998	727,998

71	46	1705	PAC	20,536	20,536	211,536	152,135	152,135	343,135	580,804	580,804	771,804
72	47	1705	PAC	18,705	18,705	209,705	157,278	157,278	348,278	628,008	628,008	819,008
73	48	1705	PAC	16,611	16,611	207,611	162,345	162,345	353,345	678,869	678,869	869,869
74	49	1705	PAC	14,232	14,232	205,232	167,306	167,306	358,306	733,666	733,666	924,666
75	50	1705	PAC	11,537	11,537	202,537	172,119	172,119	363,119	792,694	792,694	983,694

		85,250
76	51	1705	PAC	8,497	8,497	199,497	176,744	176,744	367,744	856,270	856,270	1,047,270
77	52	1705	PAC	5,080	5,080	196,080	181,133	181,133	372,133	924,738	924,738	1,115,738
78	53	1705	PAC	1,246	1,246	192,246	185,227	185,227	376,227	998,461	998,461	1,189,461
79	54	1705	PAC	0	0	187,799	188,827	188,827	379,827	1,077,687	1,077,687	1,268,687
80	55	1705	PAC	0	0	182,849	192,068	192,068	383,068	1,163,040	1,163,040	1,354,040

81	56	1705	PAC	0	0	177,183	194,719	194,719	385,719	1,254,814	1,254,814	1,445,814
82	57	1705	PAC	0	0	170,638	196,586	196,586	387,586	1,353,379	1,353,379	1,544,379
83	58	1705	PAC	0	0	163,162	197,583	197,583	388,583	1,459,252	1,459,252	1,650,252
84	59	1705	PAC	0	0	154,709	197,624	197,624	388,624	1,572,996	1,572,996	1,763,996
85	60	1705	PAC	0	0	145,167	196,551	196,551	387,551	1,695,157	1,695,157	1,886,157

		102,300
86	61	1705	PAC	0	0	134,521	194,302	194,302	385,302	1,826,425	1,826,425	2,017,425
87	62	1705	PAC	0	0	122,249	190,289	190,289	381,289	1,967,022	1,967,022	2,158,022
88	63	1705	PAC	0	0	108,328	184,411	184,411	375,411	2,117,705	2,117,705	2,308,705
89	64	1705	PAC	0	0	92,668	176,494	176,494	367,494	2,279,229	2,279,229	2,470,229
90	65	1705	PAC	0	0	75,497	166,682	166,682	357,682	2,452,741	2,452,741	2,643,741

91	66	1705	PAC	0	0	57,300	155,388	155,388	346,388	2,639,757	2,639,757	2,830,757
92	67	1705	PAC	0	0	38,163	142,635	142,635	333,635	2,841,499	2,841,499	3,032,499
93	68	1705	PAC	0	0	16,257	126,487	126,487	317,487	3,057,295	3,057,295	3,248,295
94	69	1705	PAC	0	0	0	106,825	106,825	297,825	3,288,356	3,288,356	3,479,356
95	70	1705	PAC	0	0	0	83,512	83,512	274,512	3,535,983	3,535,983	3,726,983

		119,350
96	71	1705	PAC	0	0	0	55,859	55,859	246,859	3,801,028	3,801,028	3,992,028
97	72	1705	PAC	0	0	0	23,379	23,379	214,379	4,084,650	4,084,650	4,275,650
98	73	1705	PAC	0	0	0	0	0	178,708	4,390,183	4,390,183	4,581,183
99	74	1705	PAC	0	0	0	0	0	140,102	4,718,617	4,718,617	4,909,617
100	75	1705	PAC	0	0	0	0	0	98,854	5,071,880	5,071,880	5,262,880

		127,875

48

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$142 Monthly Pre-Authorized Check Mode (“P”),

$191,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
26	1	1705	PAC	1,326	0	192,326	1,369	0	192,369	1,398	0	192,398
27	2	1705	PAC	2,615	0	193,615	2,782	0	193,782	2,895	0	193,895
28	3	1705	PAC	3,871	658	194,871	4,243	1,030	195,243	4,503	1,291	195,503
29	4	1705	PAC	5,093	1,902	196,093	5,752	2,560	196,752	6,229	3,038	197,229
30	5	1705	PAC	6,283	3,112	197,283	7,312	4,141	198,312	8,082	4,911	199,082

31	6	1705	PAC	7,440	4,291	198,440	8,924	5,774	199,924	10,071	6,922	201,071
32	7	1705	PAC	8,565	5,436	199,565	10,588	7,460	201,588	12,205	9,077	203,205
33	8	1705	PAC	9,657	6,549	200,657	12,307	9,199	203,307	14,496	11,388	205,496
34	9	1705	PAC	10,715	7,633	201,715	14,080	10,997	205,080	16,953	13,870	207,953
35	10	1705	PAC	11,740	8,680	202,740	15,908	12,848	206,908	19,587	16,527	210,587

		17,050
36	11	1705	PAC	12,747	10,218	203,747	17,809	15,280	208,809	22,428	19,899	213,428
37	12	1705	PAC	13,719	11,713	204,719	19,767	17,762	210,767	25,474	23,468	216,474
38	13	1705	PAC	14,658	13,167	205,658	21,787	20,296	212,787	28,742	27,250	219,742
39	14	1705	PAC	15,569	14,585	206,569	23,873	22,890	214,873	32,252	31,268	223,252
40	15	1705	PAC	16,448	15,961	207,448	26,026	25,538	217,026	36,019	35,532	227,019

41	16	1705	PAC	17,455	17,455	208,455	28,482	28,482	219,482	40,384	40,384	231,384
42	17	1705	PAC	18,432	18,432	209,432	31,033	31,033	222,033	45,101	45,101	236,101
43	18	1705	PAC	19,379	19,379	210,379	33,681	33,681	224,681	50,198	50,198	241,198
44	19	1705	PAC	20,293	20,293	211,293	36,426	36,426	227,426	55,704	55,704	246,704
45	20	1705	PAC	21,170	21,170	212,170	39,271	39,271	230,271	61,651	61,651	252,651

		34,100
46	21	1705	PAC	22,003	22,003	213,003	42,209	42,209	233,209	68,065	68,065	259,065
47	22	1705	PAC	22,791	22,791	213,791	45,243	45,243	236,243	74,984	74,984	265,984
48	23	1705	PAC	23,527	23,527	214,527	48,370	48,370	239,370	82,442	82,442	273,442
49	24	1705	PAC	24,209	24,209	215,209	51,591	51,591	242,591	90,483	90,483	281,483
50	25	1705	PAC	24,832	24,832	215,832	54,905	54,905	245,905	99,149	99,149	290,149

51	26	1705	PAC	25,393	25,393	216,393	58,310	58,310	249,310	108,487	108,487	299,487
52	27	1705	PAC	25,887	25,887	216,887	61,805	61,805	252,805	118,549	118,549	309,549
53	28	1705	PAC	26,308	26,308	217,308	65,387	65,387	256,387	129,388	129,388	320,388
54	29	1705	PAC	26,655	26,655	217,655	69,057	69,057	260,057	141,066	141,066	332,066
55	30	1705	PAC	26,924	26,924	217,924	72,814	72,814	263,814	153,649	153,649	344,649

		51,150
56	31	1705	PAC	27,107	27,107	218,107	76,652	76,652	267,652	167,202	167,202	358,202
57	32	1705	PAC	27,198	27,198	218,198	80,567	80,567	271,567	181,800	181,800	372,800
58	33	1705	PAC	27,194	27,194	218,194	84,556	84,556	275,556	197,525	197,525	388,525
59	34	1705	PAC	27,091	27,091	218,091	88,620	88,620	279,620	214,468	214,468	405,468
60	35	1705	PAC	26,890	26,890	217,890	92,759	92,759	283,759	232,728	232,728	423,728

61	36	1705	PAC	26,588	26,588	217,588	96,973	96,973	287,973	252,412	252,412	443,412
62	37	1705	PAC	26,175	26,175	217,175	101,252	101,252	292,252	273,628	273,628	464,628
63	38	1705	PAC	25,646	25,646	216,646	105,593	105,593	296,593	296,496	296,496	487,496
64	39	1705	PAC	24,995	24,995	215,995	109,992	109,992	300,992	321,149	321,149	512,149
65	40	1705	PAC	24,214	24,214	215,214	114,437	114,437	305,437	347,723	347,723	538,723

		68,200

49

Sex-Female, Age-25, Rate Class-Non-Nicotine User,

$142 Monthly Pre-Authorized Check Mode (“P”),

$191,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
66	41	1705	PAC	23,286	23,286	214,286	118,915	118,915	309,915	376,363	376,363	582,274
67	42	1705	PAC	22,202	22,202	213,202	123,412	123,412	314,412	407,227	407,227	598,227
68	43	1705	PAC	20,957	20,957	211,957	127,923	127,923	318,923	440,496	440,496	631,496
69	44	1705	PAC	19,520	19,520	210,520	132,414	132,414	323,414	476,337	476,337	667,337
70	45	1705	PAC	17,906	17,906	208,906	136,896	136,896	327,896	514,977	514,977	705,977

71	46	1705	PAC	16,026	16,026	207,026	141,275	141,275	332,275	556,556	556,556	747,556
72	47	1705	PAC	13,879	13,879	204,879	145,538	145,538	336,538	601,313	601,313	792,313
73	48	1705	PAC	11,440	11,440	202,440	149,652	149,652	340,652	649,486	649,486	840,486
74	49	1705	PAC	8,683	8,683	199,683	153,579	153,579	344,579	701,330	701,330	892,330
75	50	1705	PAC	5,575	5,575	196,575	157,271	157,271	348,271	757,112	757,112	948,112

		85,250
76	51	1705	PAC	2,082	2,082	193,082	160,676	160,676	351,676	817,122	817,122	1,008,122
77	52	1705	PAC	0	0	189,159	163,737	163,737	354,737	881,668	881,668	1,072,668
78	53	1705	PAC	0	0	184,708	166,385	166,385	357,385	951,078	951,078	1,142,078
79	54	1705	PAC	0	0	179,603	168,481	168,481	359,481	1,025,634	1,025,634	1,216,634
80	55	1705	PAC	0	0	173,888	170,043	170,043	361,043	1,105,815	1,105,815	1,296,815

81	56	1705	PAC	0	0	167,368	170,851	170,851	361,851	1,191,891	1,191,891	1,382,891
82	57	1705	PAC	0	0	159,857	170,679	170,679	361,679	1,284,161	1,284,161	1,475,161
83	58	1705	PAC	0	0	151,293	169,422	169,422	360,422	1,383,082	1,383,082	1,574,082
84	59	1705	PAC	0	0	141,619	166,974	166,974	357,974	1,489,152	1,489,152	1,680,152
85	60	1705	PAC	0	0	130,702	163,146	163,146	354,146	1,602,833	1,602,833	1,793,833

		102,300
86	61	1705	PAC	0	0	118,521	157,854	157,854	348,854	1,724,742	1,724,742	1,915,742
87	62	1705	PAC	0	0	104,676	150,627	150,627	341,627	1,855,154	1,855,154	2,046,154
88	63	1705	PAC	0	0	88,946	141,153	141,153	332,153	1,994,550	1,994,550	2,185,550
89	64	1705	PAC	0	0	71,214	129,211	129,211	320,211	2,143,563	2,143,563	2,334,563
90	65	1705	PAC	0	0	51,584	114,801	114,801	305,801	2,303,110	2,303,110	2,494,110

91	66	1705	PAC	0	0	30,591	98,363	98,363	289,363	2,474,635	2,474,635	2,665,635
92	67	1705	PAC	0	0	8,307	79,879	79,879	270,879	2,659,219	2,659,219	2,850,219
93	68	1705	PAC	0	0	0	57,755	57,755	248,755	2,856,422	2,856,422	3,047,422
94	69	1705	PAC	0	0	0	31,311	31,311	222,311	3,066,773	3,066,773	3,257,773
95	70	1705	PAC	0	0	0	0	0	190,827	3,290,838	3,290,838	3,481,838

		119,350
96	71	1705	PAC	0	0	0	0	0	154,390	3,529,194	3,529,194	3,720,194
97	72	1705	PAC	0	0	0	0	0	113,431	3,782,847	3,782,847	3,973,847
98	73	1705	PAC	0	0	0	0	0	69,720	4,054,931	4,054,931	4,245,931
99	74	1705	PAC	0	0	0	0	0	23,674	4,347,429	4,347,429	4,538,429
100	75	1705	PAC	0	0	0	0	0	0	4,660,883	4,660,883	4,851,883

		127,875

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$13,470.49

Guideline Level Annual Premium:	$3,251.08

TAMRA Initial 7 Pay Premium:	$3,712.00

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	93	100	100
	Contract Year	68	75	75
Current Charges	Attained Age	94	100	100
	Contract Year	69	75	75

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2015.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 27, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $203,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $163.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-27, Rate Class-Non-Nicotine User,

$163 Monthly Pre-Authorized Check Mode (“P”),

$203,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
28	1	1956	PAC	1,461	0	204,461	1,508	0	204,508	1,540	0	204,540
29	2	1956	PAC	2,891	0	205,891	3,075	0	206,075	3,200	0	206,200
30	3	1956	PAC	4,289	511	207,289	4,700	922	207,700	4,988	1,210	207,988
31	4	1956	PAC	5,657	1,907	208,657	6,386	2,637	209,386	6,914	3,165	209,914
32	5	1956	PAC	6,995	3,274	209,995	8,136	4,415	211,136	8,989	5,268	211,989

33	6	1956	PAC	8,301	4,608	211,301	9,948	6,256	212,948	11,222	7,529	214,222
34	7	1956	PAC	9,573	5,913	212,573	11,823	8,163	214,823	13,620	9,960	216,620
35	8	1956	PAC	10,814	7,186	213,814	13,764	10,137	216,764	16,200	12,572	219,200
36	9	1956	PAC	12,019	8,426	215,019	15,770	12,177	218,770	18,970	15,377	221,970
37	10	1956	PAC	13,191	9,635	216,191	17,843	14,287	220,843	21,945	18,388	224,945

		19,560
38	11	1956	PAC	14,366	11,433	217,366	20,023	17,090	223,023	25,179	22,246	228,179
39	12	1956	PAC	15,503	13,181	218,503	22,272	19,949	225,272	28,648	26,326	231,648
40	13	1956	PAC	16,604	14,883	219,604	24,592	22,871	227,592	32,372	30,650	235,372
41	14	1956	PAC	17,663	16,528	220,663	26,980	25,845	229,980	36,362	35,228	239,362
42	15	1956	PAC	18,677	18,117	221,677	29,436	28,875	232,436	40,637	40,076	243,637

43	16	1956	PAC	19,906	19,906	222,906	32,309	32,309	235,309	45,661	45,661	248,661
44	17	1956	PAC	21,082	21,082	224,082	35,274	35,274	238,274	51,072	51,072	254,072
45	18	1956	PAC	22,202	22,202	225,202	38,330	38,330	241,330	56,897	56,897	259,897
46	19	1956	PAC	23,260	23,260	226,260	41,476	41,476	244,476	63,167	63,167	266,167
47	20	1956	PAC	24,257	24,257	227,257	44,715	44,715	247,715	69,916	69,916	272,916

		39,120
48	21	1956	PAC	25,197	25,197	228,197	48,054	48,054	251,054	77,189	77,189	280,189
49	22	1956	PAC	26,102	26,102	229,102	51,519	51,519	254,519	85,052	85,052	288,052
50	23	1956	PAC	26,971	26,971	229,971	55,115	55,115	258,115	93,553	93,553	296,553
51	24	1956	PAC	27,793	27,793	230,793	58,834	58,834	261,834	102,732	102,732	305,732
52	25	1956	PAC	28,557	28,557	231,557	62,671	62,671	265,671	112,636	112,636	315,636

53	26	1956	PAC	29,261	29,261	232,261	66,628	66,628	269,628	123,321	123,321	326,321
54	27	1956	PAC	29,888	29,888	232,888	70,690	70,690	273,690	134,835	134,835	337,835
55	28	1956	PAC	30,421	30,421	233,421	74,845	74,845	277,845	147,227	147,227	350,227
56	29	1956	PAC	30,840	30,840	233,840	79,073	79,073	282,073	160,548	160,548	363,548
57	30	1956	PAC	31,154	31,154	234,154	83,386	83,386	286,386	174,885	174,885	377,885

		58,680
58	31	1956	PAC	31,367	31,367	234,367	87,790	87,790	290,790	190,326	190,326	393,326
59	32	1956	PAC	31,482	31,482	234,482	92,289	92,289	295,289	206,963	206,963	409,963
60	33	1956	PAC	31,346	31,346	234,346	96,730	96,730	299,730	224,736	224,736	427,736
61	34	1956	PAC	31,044	31,044	234,044	101,191	101,191	304,191	243,824	243,824	446,824
62	35	1956	PAC	30,560	30,560	233,560	105,658	105,658	308,658	264,319	264,319	467,319

63	36	1956	PAC	29,846	29,846	232,846	110,074	110,074	313,074	286,284	286,284	489,284
64	37	1956	PAC	28,904	28,904	231,904	114,438	114,438	317,438	309,842	309,842	512,842
65	38	1956	PAC	27,729	27,729	230,729	118,737	118,737	321,737	335,118	335,118	538,118
66	39	1956	PAC	26,314	26,314	229,314	122,958	122,958	325,958	362,244	362,244	565,244
67	40	1956	PAC	24,660	24,660	227,660	127,095	127,095	330,095	391,372	391,372	594,372

		78,240

54

Sex-Male, Age-27, Rate Class-Non-Nicotine User,

$163 Monthly Pre-Authorized Check Mode (“P”),

$203,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
68	41	1956	PAC	22,758	22,758	225,758	131,131	131,131	334,131	422,659	422,659	625,659
69	42	1956	PAC	20,598	20,598	223,598	135,046	135,046	338,046	456,269	456,269	659,269
70	43	1956	PAC	18,147	18,147	221,147	138,798	138,798	341,798	492,360	492,360	695,360
71	44	1956	PAC	15,358	15,358	218,358	142,324	142,324	345,324	531,084	531,084	734,084
72	45	1956	PAC	12,153	12,153	215,153	145,530	145,530	348,530	572,576	572,576	775,576

73	46	1956	PAC	8,462	8,462	211,462	148,323	148,323	351,323	616,986	616,986	819,986
74	47	1956	PAC	4,263	4,263	207,263	150,653	150,653	353,653	664,530	664,530	867,530
75	48	1956	PAC	0	0	202,523	152,458	152,458	355,458	715,426	715,426	918,426
76	49	1956	PAC	0	0	197,142	153,658	153,658	356,658	769,899	769,899	972,899
77	50	1956	PAC	0	0	190,819	153,946	153,946	356,946	827,964	827,964	1,030,964

		97,800
78	51	1956	PAC	0	0	183,598	153,328	153,328	356,328	889,967	889,967	1,092,967
79	52	1956	PAC	0	0	175,335	151,616	151,616	354,616	956,091	956,091	1,159,091
80	53	1956	PAC	0	0	166,296	149,034	149,034	352,034	1,026,957	1,026,957	1,229,957
81	54	1956	PAC	0	0	155,999	145,051	145,051	348,051	1,102,462	1,102,462	1,305,462
82	55	1956	PAC	0	0	144,337	139,494	139,494	342,494	1,182,882	1,182,882	1,385,882

83	56	1956	PAC	0	0	131,227	132,212	132,212	335,212	1,268,545	1,268,545	1,471,545
84	57	1956	PAC	0	0	116,536	122,991	122,991	325,991	1,359,752	1,359,752	1,562,752
85	58	1956	PAC	0	0	100,088	111,565	111,565	314,565	1,456,784	1,456,784	1,659,784
86	59	1956	PAC	0	0	81,686	97,636	97,636	300,636	1,559,924	1,559,924	1,762,924
87	60	1956	PAC	0	0	61,133	80,893	80,893	283,893	1,669,482	1,669,482	1,872,482

		117,360
88	61	1956	PAC	0	0	38,258	61,034	61,034	264,034	1,785,814	1,785,814	1,988,814
89	62	1956	PAC	0	0	12,912	37,774	37,774	240,774	1,909,338	1,909,338	2,112,338
90	63	1956	PAC	0	0	0	12,304	12,304	215,304	2,042,026	2,042,026	2,245,026
91	64	1956	PAC	0	0	0	0	0	186,434	2,183,294	2,183,294	2,386,294
92	65	1956	PAC	0	0	0	0	0	155,474	2,334,339	2,334,339	2,537,339

93	66	1956	PAC	0	0	0	0	0	122,012	2,495,458	2,495,458	2,698,458
94	67	1956	PAC	0	0	0	0	0	85,912	2,667,354	2,667,354	2,870,354
95	68	1956	PAC	0	0	0	0	0	47,034	2,850,786	2,850,786	3,053,786
96	69	1956	PAC	0	0	0	0	0	5,403	3,046,750	3,046,750	3,249,750
97	70	1956	PAC	0	0	0	0	0	0	3,256,368	3,256,368	3,459,368

		136,920
98	71	1956	PAC	0	0	0	0	0	0	3,480,602	3,480,602	3,683,602
99	72	1956	PAC	0	0	0	0	0	0	3,721,179	3,721,179	3,924,179
100	73	1956	PAC	0	0	0	0	0	0	3,977,123	3,977,123	4,180,123

		142,788

55

Sex-Male, Age-27, Rate Class-Non-Nicotine User,

$163 Monthly Pre-Authorized Check Mode (“P”),

$203,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
28	1	1956	PAC	1,421	0	204,421	1,468	0	204,468	1,498	0	204,498
29	2	1956	PAC	2,814	0	205,814	2,993	0	205,993	3,114	0	206,114
30	3	1956	PAC	4,176	398	207,176	4,576	798	207,576	4,856	1,078	207,856
31	4	1956	PAC	5,508	1,759	208,508	6,218	2,469	209,218	6,732	2,983	209,732
32	5	1956	PAC	6,812	3,091	209,812	7,923	4,202	210,923	8,754	5,033	211,754

33	6	1956	PAC	8,084	4,391	211,084	9,688	5,995	212,688	10,928	7,235	213,928
34	7	1956	PAC	9,322	5,662	212,322	11,513	7,853	214,513	13,263	9,603	216,263
35	8	1956	PAC	10,529	6,901	213,529	13,402	9,774	216,402	15,773	12,146	218,773
36	9	1956	PAC	11,700	8,106	214,700	15,352	11,759	218,352	18,467	14,874	221,467
37	10	1956	PAC	12,835	9,279	215,835	17,364	13,808	220,364	21,358	17,801	224,358

		19,560
38	11	1956	PAC	13,953	11,020	216,953	19,459	16,526	222,459	24,478	21,545	227,478
39	12	1956	PAC	15,031	12,709	218,031	21,616	19,294	224,616	27,821	25,499	230,821
40	13	1956	PAC	16,071	14,349	219,071	23,838	22,117	226,838	31,406	29,685	234,406
41	14	1956	PAC	17,067	15,932	220,067	26,122	24,987	229,122	35,244	34,110	238,244
42	15	1956	PAC	18,018	17,458	221,018	28,466	27,906	231,466	39,352	38,792	242,352

43	16	1956	PAC	19,112	19,112	222,112	31,146	31,146	234,146	44,114	44,114	247,114
44	17	1956	PAC	20,152	20,152	223,152	33,906	33,906	236,906	49,239	49,239	252,239
45	18	1956	PAC	21,135	21,135	224,135	36,747	36,747	239,747	54,751	54,751	257,751
46	19	1956	PAC	22,059	22,059	225,059	39,666	39,666	242,666	60,680	60,680	263,680
47	20	1956	PAC	22,922	22,922	225,922	42,667	42,667	245,667	67,059	67,059	270,059

		39,120
48	21	1956	PAC	23,731	23,731	226,731	45,759	45,759	248,759	73,932	73,932	276,932
49	22	1956	PAC	24,503	24,503	227,503	48,961	48,961	251,961	81,356	81,356	284,356
50	23	1956	PAC	25,232	25,232	228,232	52,273	52,273	255,273	89,371	89,371	292,371
51	24	1956	PAC	25,907	25,907	228,907	55,687	55,687	258,687	98,016	98,016	301,016
52	25	1956	PAC	26,518	26,518	229,518	59,196	59,196	262,196	107,330	107,330	310,330

53	26	1956	PAC	27,055	27,055	230,055	62,794	62,794	265,794	117,359	117,359	320,359
54	27	1956	PAC	27,505	27,505	230,505	66,468	66,468	269,468	128,148	128,148	331,148
55	28	1956	PAC	27,848	27,848	230,848	70,202	70,202	273,202	139,738	139,738	342,738
56	29	1956	PAC	28,068	28,068	231,068	73,978	73,978	276,978	152,177	152,177	355,177
57	30	1956	PAC	28,169	28,169	231,169	77,801	77,801	280,801	165,540	165,540	368,540

		58,680
58	31	1956	PAC	28,155	28,155	231,155	81,675	81,675	284,675	179,906	179,906	382,906
59	32	1956	PAC	28,029	28,029	231,029	85,604	85,604	288,604	195,360	195,360	398,360
60	33	1956	PAC	27,705	27,705	230,705	89,499	89,499	292,499	211,901	211,901	414,901
61	34	1956	PAC	27,209	27,209	230,209	93,382	93,382	296,382	229,645	229,645	432,645
62	35	1956	PAC	26,515	26,515	229,515	97,224	97,224	300,224	248,663	248,663	451,663

63	36	1956	PAC	25,581	25,581	228,581	100,976	100,976	303,976	269,013	269,013	472,013
64	37	1956	PAC	24,399	24,399	227,399	104,621	104,621	307,621	290,796	290,796	493,796
65	38	1956	PAC	22,962	22,962	225,962	108,143	108,143	311,143	314,119	314,119	517,119
66	39	1956	PAC	21,262	21,262	224,262	111,525	111,525	314,525	339,101	339,101	542,101
67	40	1956	PAC	19,299	19,299	222,299	114,757	114,757	317,757	365,875	365,875	568,875

		78,240

56

Sex-Male, Age-27, Rate Class-Non-Nicotine User,

$163 Monthly Pre-Authorized Check Mode (“P”),

$203,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
68	41	1956	PAC	17,064	17,064	220,064	117,817	117,817	320,817	394,578	394,578	597,578
69	42	1956	PAC	14,545	14,545	217,545	120,681	120,681	323,681	425,354	425,354	628,354
70	43	1956	PAC	11,705	11,705	214,705	123,300	123,300	326,300	458,337	458,337	661,337
71	44	1956	PAC	8,491	8,491	211,491	125,599	125,599	328,599	493,646	493,646	696,646
72	45	1956	PAC	4,816	4,816	207,816	127,470	127,470	330,470	531,381	531,381	734,381

73	46	1956	PAC	600	600	203,600	128,805	128,805	331,805	571,655	571,655	774,655
74	47	1956	PAC	0	0	198,787	129,546	129,546	332,546	614,645	614,645	817,645
75	48	1956	PAC	0	0	193,287	129,616	129,616	332,616	660,528	660,528	863,528
76	49	1956	PAC	0	0	187,037	128,921	128,921	331,921	709,481	709,481	912,481
77	50	1956	PAC	0	0	179,844	127,230	127,230	330,230	761,562	761,562	964,562

		97,800

78	51	1956	PAC	0	0	171,652	124,442	124,442	327,442	816,973	816,973	1,019,973
79	52	1956	PAC	0	0	162,295	120,339	120,339	323,339	875,821	875,821	1,078,821
80	53	1956	PAC	0	0	151,823	114,914	114,914	317,914	938,447	938,447	1,141,447
81	54	1956	PAC	0	0	139,905	107,770	107,770	310,770	1,004,823	1,004,823	1,207,823
82	55	1956	PAC	0	0	126,407	98,694	98,694	301,694	1,075,123	1,075,123	1,278,123

83	56	1956	PAC	0	0	111,226	87,497	87,497	290,497	1,149,571	1,149,571	1,352,571
84	57	1956	PAC	0	0	94,197	73,914	73,914	276,914	1,228,341	1,228,341	1,431,341
85	58	1956	PAC	0	0	75,098	57,615	57,615	260,615	1,311,564	1,311,564	1,514,564
86	59	1956	PAC	0	0	53,680	38,225	38,225	241,225	1,399,354	1,399,354	1,602,354
87	60	1956	PAC	0	0	29,687	15,346	15,346	218,346	1,491,830	1,491,830	1,694,830

		117,360

88	61	1956	PAC	0	0	2,886	0	0	191,709	1,589,137	1,589,137	1,792,137
89	62	1956	PAC	0	0	0	0	0	161,890	1,691,466	1,691,466	1,894,466
90	63	1956	PAC	0	0	0	0	0	129,584	1,799,791	1,799,791	2,002,791
91	64	1956	PAC	0	0	0	0	0	94,112	1,913,907	1,913,907	2,116,907
92	65	1956	PAC	0	0	0	0	0	55,693	2,034,529	2,034,529	2,237,529

93	66	1956	PAC	0	0	0	0	0	13,939	2,161,800	2,161,800	2,364,800
94	67	1956	PAC	0	0	0	0	0	0	2,296,033	2,296,033	2,499,033
95	68	1956	PAC	0	0	0	0	0	0	2,437,556	2,437,556	2,640,556
96	69	1956	PAC	0	0	0	0	0	0	2,586,954	2,586,954	2,789,954
97	70	1956	PAC	0	0	0	0	0	0	2,744,917	2,744,917	2,947,917

		136,920

98	71	1956	PAC	0	0	0	0	0	0	2,911,830	2,911,830	3,114,830
99	72	1956	PAC	0	0	0	0	0	0	3,088,417	3,088,417	3,291,417
100	73	1956	PAC	0	0	0	0	0	0	3,274,002	3,274,002	3,477,002

		142,788

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$18,488.74

Guideline Level Annual Premium:	$4,902.87

TAMRA Initial 7 Pay Premium:	$4,876.60

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	89	94	100
	Contract Year	62	67	73
Current Charges	Attained Age	90	97	100
	Contract Year	63	60	73

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-16

PROSPECTUS FOR

WEALTHQUEST® III VARIABLE UNIVERSAL LIFE

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

CONTRACT FORM NUMBER WQVUL

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

MAY 1, 2016

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130

5-16

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products – Service Class 2	Federated Insurance Series Managed Volatility Fund II Portfolio
VIP Government Money Market Portfolio[1]	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[3]
VIP Value Portfolio	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[2]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund Invesco V.I. Global Health Care Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Managed Volatility Fund Invesco V.I. Diversified Dividend Fund
MFS Growth Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Research Series (VIT)	Invesco V.I. Technology Fund
MFS Investors Trust Series (VIT)
MFS® Variable Insurance Trust II (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)

[1]Effective December 1, 2015, the Fidelity VIP Money Market Portfolio transitioned to a government money market portfolio and was renamed Fidelity VIP Government Money Market Portfolio.
[2]Not available for investment in Contracts issued on or after May 1, 2004.
[3]Not available for investment for Contracts issued on or after July 1, 2007.

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

2

3

RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received with in thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Government Money Market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may

4

allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

5

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge
Imposed on Premiums
(Load)	As each payment is made	6% of each payment

Premium Taxes	Not applicable	None currently, but unlimited maximum

Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.85 per $1,000 surrendered or decrease in Specified Amount

Other Surrender Fees	Upon partial surrender	$25 per partial surrender

Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[1]
(“COI”)	Monthly	See footnote

Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk

Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk

Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk

Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per
$1,000 of Specified Amount

Maximum $0.42 per month per
$1,000 of Specified Amount

Mortality and Expense Risk Fees	Daily	0.70% Annually of Accumulation
(Daily Asset Charge)		Value in Separate Account
(.002 daily)

Administrative Fees	Not applicable	None

Loan Interest	Policy Anniversary	3% for Preferred Loans
4% for all others

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

8

RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected

Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount
Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1]
Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount

Waiver of Stipulated	Monthly	Minimum COI .79% of premium
Premium Rider		Maximum COI 14.05% of premium
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	1.49% of premium

Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit
Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum

Total Expenses[1]	0.35%	1.53%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2015. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

●	the first premium, as shown on the Data Page, has been paid; and

●	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

●	a certified copy of the death certificate;

●	a claimant statement;

●	the Contract; and

●	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

●	life insurance protection;

●	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

●	flexibility in the amount and frequency of premium payments;

●	flexibility in the level of life insurance protection, subject to certain limitations; and

●	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

●	the Death Benefit; plus

●	additional life insurance proceeds provided by riders; minus

●	Contract Debt; minus

●	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

●	the Beneficiary or Beneficiaries; or

●	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an

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Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit, you should choose Option B.

2.	keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

●	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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●	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

●	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

●	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

●	A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

●	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

●	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

●	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

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●	the value in the Fixed Account; plus

●	premiums (less premium taxes) received on that Valuation Date; plus

●	Accumulation Value securing Contract Debt; less

●	partial surrenders, and related charges, processed on that Valuation Date; less

●	any Monthly Deduction processed on that Valuation Date; less

●	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

●	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

●	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

●	the Daily Asset Charge; and divided by

●	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

●	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

●	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

●

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum

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payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

●	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

●	change the installments to a quarterly, semi-annual or annual basis; and/or

●	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

●	joint or successive payees; or

●	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section ) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 25, 2016, Friday, December 23, 2016 and Monday, December 26, 2016 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

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Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

●	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

●	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

●	the above-mentioned loan limits, or

●	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

●	the Insured is age 75 or older;

●	the Contract is in its 16th Contract year or later;

●	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

●	the Contract Debt is greater than the Specified Amount; and

●	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

●	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

●	Your Death Benefit will be Death Benefit Option A;

●	You may not change the Specified Amount or the Death Benefit Option;

●	You may not make additional premium payments, though you may make loan repayments;

●	You may not make or take partial withdrawals or request additional loans;

●	No Monthly Deductions will be made;

●	Any additional riders with a separate charge will terminate;

●	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

●	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract

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should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

●	twenty-five percent (25%) of the amount in the Fixed Account; or

●	$1,000.

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If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

●	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

●	Requests for transfers must be clear and complete to be in good order.

●	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

●	The minimum amount which may remain in a Subaccount after a transfer is $100.

●	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

●	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

●	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

●	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

●	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.

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When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

●	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of the Contract Owners; or

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●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

●	transferring values;

●	changing how your premium payments are allocated; and

●	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

●	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

●	confirming telephone transactions in writing to you; and/or

●	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Government Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed

Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

●	the Accumulation Value of the Contract at the time of the increase; and

●	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

●	evidence of insurability satisfactory to us;

●	reinstatement or repayment of Contract Debt;

●	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

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●	payment of Monthly Deductions not collected during the grace period; and

●	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

●	Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

●	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.0003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

●	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

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●	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

●	the monthly expense fee;

●	the monthly maintenance fee;

●	the sales charge;

●	the deferred sales charge;

●	the Daily Asset Charge (mortality and expense risk charge);

●	the cost of insurance charge;

●	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

●	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the

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“Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

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The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

●	collect charges;

●	pay the Surrender Value;

●	secure loans;

●	provide benefits; or

●	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

●	operate the Separate Account as a management company;

●	de-register the Separate Account if registration is no longer required;

●	combine the Separate Account with other separate accounts;

●	restrict or eliminate any voting rights associated with the Separate Account; or

●	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract.

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However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised By: Federated Global Investment
Management Corp.

FUND: ADVISER:

FEDERATED INSURANCE SERIES

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.; FEDERATED INVESTMENT MANAGEMENT COMPANY AND FEDERATED EQUITY MANAGEMENT COMPANY OF

PENNSYLVANIA IS THE ADVISER FOR FEDERATED MANAGED VOLATILITY FUND II

Subaccount investing in:	Investment objective:
Federated Managed Volatility Fund II	seeks to achieve high current income and moderate
capital appreciation

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FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Government Money Market Portfolio*	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, Fmr Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio subadvised by: Geode Capital Management FMR Co., Inc.	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500sm Index (S&P 500®)
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

*Effective December 1, 2015, the Fidelity VIP Money Market Portfolio transitioned to a government money market portfolio and was renamed Fidelity VIP Government Money Market Portfolio.

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Subaccount investing in:	Investment objective:
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity-Income Portfolio subadvised by: FMR Co., Inc.	seeks reasonable income and will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the
subadvised by:	preservation of capital
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio subadvised by: Fidelity Management & Research (U.K.) Inc.	seeks high total return through a combination of current income and capital appreciation
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) – SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term growth of capital
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	seeks capital growth
Invesco V.I. Diversified Dividend Fund	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term growth of capital
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income

Subadvisor(s): Invesco Canada Ltd.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited and Invesco Asset Management Deutschland, GmbH.

FUND: ADVISER:	MFS® VARIABLE INSURANCE TRUST (“VIT”) – INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST II (“VIT II”) – INITIAL CLASS SHARES MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in	Investment objective:
MFS Core Equity Portfolio (VIT II)	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

T.ROWE PRICE
ADVISER:	T. ROWE PRICE ASSOCIATES, INC. IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC.

ADVISER:	T. ROWE PRICE ASSOCIATES, INC., ADVISER AND T. ROWE PRICE INTERNATIONAL, LTD. AND T. ROWE PRICE SINGAPORE PRIVATE LTD., SUB-ADVISERS, ARE RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2015, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$	104,280
The Alger Fund		122,057
Fidelity Variable Insurance Products		943,496
Federated Insurance Series		138,108
MFS Variable Insurance Trust		18,091
T. Rowe Price Funds		173,054

During 2016, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

39

The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

40

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

41

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is

42

not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

43

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

●	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

●	the SEC by order permits postponement for the protection of Contract Owners; or

●	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2015.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 29, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $181,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $140.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-29, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$181,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
30	1	1680	PAC	1,297	0	182,297	1,340	0	182,340	1,367	0	182,367
31	2	1680	PAC	2,563	0	183,563	2,727	0	183,727	2,837	0	183,837
32	3	1680	PAC	3,796	501	184,796	4,161	865	185,161	4,416	1,121	185,416
33	4	1680	PAC	4,998	1,724	185,998	5,644	2,370	186,644	6,112	2,838	187,112
34	5	1680	PAC	6,169	2,920	187,169	7,178	3,930	188,178	7,933	4,685	188,933

35	6	1680	PAC	7,375	4,152	188,375	8,833	5,610	189,833	9,960	6,737	190,960
36	7	1680	PAC	8,548	5,351	189,548	10,543	7,345	191,543	12,135	8,938	193,135
37	8	1680	PAC	9,686	6,515	190,686	12,306	9,136	193,306	14,468	11,298	195,468
38	9	1680	PAC	10,790	7,649	191,790	14,127	10,986	195,127	16,972	13,830	197,972
39	10	1680	PAC	11,861	8,744	192,861	16,006	12,890	197,006	19,657	16,541	200,657
		--------
		16,800

40	11	1680	PAC	12,932	10,361	193,932	17,981	15,409	198,981	22,575	20,004	203,575
41	12	1680	PAC	13,971	11,935	194,971	20,018	17,982	201,018	25,707	23,671	206,707
42	13	1680	PAC	14,975	13,462	195,975	22,120	20,607	203,120	29,067	27,554	210,067
43	14	1680	PAC	15,947	14,950	196,947	24,289	23,292	205,289	32,674	31,677	213,674
44	15	1680	PAC	16,887	16,395	197,887	26,529	26,037	207,529	36,548	36,056	217,548

45	16	1680	PAC	17,919	17,919	198,919	29,040	29,040	210,040	40,990	40,990	221,990
46	17	1680	PAC	18,924	18,924	199,924	31,653	31,653	212,653	45,795	45,795	226,795
47	18	1680	PAC	19,907	19,907	200,907	34,373	34,373	215,373	50,997	50,997	231,997
48	19	1680	PAC	20,858	20,858	201,858	37,196	37,196	218,196	56,618	56,618	237,618
49	20	1680	PAC	21,777	21,777	202,777	40,126	40,126	221,126	62,695	62,695	243,695
		--------

		33,600

50	21	1680	PAC	22,663	22,663	203,663	43,166	43,166	224,166	69,262	69,262	250,262
51	22	1680	PAC	23,514	23,514	204,514	46,319	46,319	227,319	76,360	76,360	257,360
52	23	1680	PAC	24,329	24,329	205,329	49,587	49,587	230,587	84,030	84,030	265,030
53	24	1680	PAC	25,105	25,105	206,105	52,972	52,972	233,972	92,316	92,316	273,316
54	25	1680	PAC	25,839	25,839	206,839	56,477	56,477	237,477	101,269	101,269	282,269

55	26	1680	PAC	26,533	26,533	207,533	60,105	60,105	241,105	110,943	110,943	291,943
56	27	1680	PAC	27,185	27,185	208,185	63,861	63,861	244,861	121,396	121,396	302,396
57	28	1680	PAC	27,794	27,794	208,794	67,749	67,749	248,749	132,695	132,695	313,695
58	29	1680	PAC	28,364	28,364	209,364	71,777	71,777	252,777	144,910	144,910	325,910
59	30	1680	PAC	28,893	28,893	209,893	75,951	75,951	256,951	158,118	158,118	339,118
		--------

		50,400

60	31	1680	PAC	29,379	29,379	210,379	80,272	80,272	261,272	172,400	172,400	353,400
61	32	1680	PAC	29,816	29,816	210,816	84,741	84,741	265,741	187,838	187,838	368,838
62	33	1680	PAC	30,196	30,196	211,196	89,355	89,355	270,355	204,520	204,520	385,520
63	34	1680	PAC	30,508	30,508	211,508	94,107	94,107	275,107	222,537	222,537	403,537
64	35	1680	PAC	30,737	30,737	211,737	98,988	98,988	279,988	241,986	241,986	422,986

65	36	1680	PAC	30,876	30,876	211,876	103,995	103,995	284,995	262,978	262,978	443,978
66	37	1680	PAC	30,919	30,919	211,919	109,125	109,125	290,125	285,635	285,635	466,635
67	38	1680	PAC	30,865	30,865	211,865	114,382	114,382	295,382	310,092	310,092	491,092
68	39	1680	PAC	30,713	30,713	211,713	119,767	119,767	300,767	336,500	336,500	517,500
69	40	1680	PAC	30,460	30,460	211,460	125,284	125,284	306,284	365,018	365,018	546,018
		--------

		67,200

47

Sex-Female, Age-29, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$181,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
70	41	1680	PAC	30,099	30,099	211,099	130,926	130,926	311,926	395,812	395,812	576,812
71	42	1680	PAC	29,609	29,609	210,609	136,679	136,679	317,679	429,052	429,052	610,052
72	43	1680	PAC	28,964	28,964	209,964	142,516	142,516	323,516	464,912	464,912	645,912
73	44	1680	PAC	28,130	28,130	209,130	148,403	148,403	329,403	503,573	503,573	684,573
74	45	1680	PAC	27,069	27,069	208,069	154,303	154,303	335,303	545,230	545,230	726,230

75	46	1680	PAC	25,751	25,751	206,751	160,178	160,178	341,178	590,096	590,096	771,096
76	47	1680	PAC	24,145	24,145	205,145	165,993	165,993	346,993	638,406	638,406	819,406
77	48	1680	PAC	22,233	22,233	203,233	171,721	171,721	352,721	690,424	690,424	871,424
78	49	1680	PAC	19,995	19,995	200,995	177,333	177,333	358,333	746,435	746,435	927,435
79	50	1680	PAC	17,407	17,407	198,407	182,793	182,793	363,793	806,744	806,744	987,744
		--------
		84,000

80	51	1680	PAC	14,432	14,432	195,432	188,052	188,052	369,052	871,669	871,669	1,052,669
81	52	1680	PAC	11,019	11,019	192,019	193,041	193,041	374,041	941,535	941,535	1,122,535
82	53	1680	PAC	7,102	7,102	188,102	197,671	197,671	378,671	1,016,681	1,016,681	1,197,681
83	54	1680	PAC	2,603	2,603	183,603	201,840	201,840	382,840	1,097,459	1,097,459	1,278,459
84	55	1680	PAC	0	0	178,437	205,442	205,442	386,442	1,184,257	1,184,257	1,365,257

85	56	1680	PAC	0	0	172,471	208,375	208,375	389,375	1,277,501	1,277,501	1,458,501
86	57	1680	PAC	0	0	165,632	210,542	210,542	391,542	1,377,664	1,377,664	1,558,664
87	58	1680	PAC	0	0	157,858	211,848	211,848	392,848	1,485,265	1,485,265	1,666,265
88	59	1680	PAC	0	0	149,092	212,196	212,196	393,196	1,600,867	1,600,867	1,781,867
89	60	1680	PAC	0	0	139,275	211,482	211,482	392,482	1,725,081	1,725,081	1,906,081
		--------

		100,800

90	61	1680	PAC	0	0	128,338	209,592	209,592	390,592	1,858,560	1,858,560	2,039,560
91	62	1680	PAC	0	0	116,206	206,394	206,394	387,394	2,002,002	2,002,002	2,183,002
92	63	1680	PAC	0	0	102,775	201,726	201,726	382,726	2,156,135	2,156,135	2,337,135
93	64	1680	PAC	0	0	87,891	195,367	195,367	376,367	2,321,698	2,321,698	2,502,698
94	65	1680	PAC	0	0	71,301	186,980	186,980	367,980	2,499,385	2,499,385	2,680,385
95	66	912	PAC	0	0	52,518	175,979	175,979	356,979	2,689,706	2,689,706	2,870,706

96	67	912	PAC	0	0	30,585	161,270	161,270	342,270	2,892,723	2,892,723	3,073,723
97	68	912	PAC	0	0	3,641	140,784	140,784	321,784	3,107,557	3,107,557	3,288,557
98	69	912	PAC	0	0	0	110,711	110,711	291,711	3,331,571	3,331,571	3,512,571
99	70	912	PAC	0	0	0	64,760	64,760	245,760	3,559,545	3,559,545	3,740,545
100	71	912	PAC	0	0	0	0	0	179,765	3,788,267	3,788,267	3,969,267
		--------

		114,672

48

Sex-Female, Age-29, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$181,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
30	1	1680	PAC	1,246	0	182,246	1,267	0	182,267	1,280	0	182,280
31	2	1680	PAC	2,471	0	183,471	2,548	0	183,548	2,601	0	183,601
32	3	1680	PAC	3,671	376	184,671	3,844	549	184,844	3,962	667	184,962
33	4	1680	PAC	4,848	1,575	185,848	5,153	1,879	186,153	5,365	2,091	186,365
34	5	1680	PAC	6,002	2,753	187,002	6,475	3,227	187,475	6,810	3,562	187,810

35	6	1680	PAC	7,164	3,941	188,164	7,844	4,621	188,844	8,332	5,109	189,332
36	7	1680	PAC	8,300	5,102	189,300	9,223	6,026	190,223	9,898	6,700	190,898
37	8	1680	PAC	9,405	6,235	190,405	10,610	7,439	191,610	11,504	8,334	192,504
38	9	1680	PAC	10,480	7,338	191,480	12,002	8,861	193,002	13,151	10,010	194,151
39	10	1680	PAC	11,522	8,406	192,522	13,399	10,283	194,399	14,839	11,723	195,839
		--------

		16,800

40	11	1680	PAC	12,549	9,978	193,549	14,817	12,245	195,817	16,586	14,015	197,586
41	12	1680	PAC	13,541	11,505	194,541	16,236	14,200	197,236	18,374	16,338	199,374
42	13	1680	PAC	14,497	12,984	195,497	17,654	16,141	198,654	20,201	18,688	201,201
43	14	1680	PAC	15,418	14,421	196,418	19,072	18,075	200,072	22,070	21,073	203,070
44	15	1680	PAC	16,304	15,812	197,304	20,490	19,998	201,490	23,984	23,491	204,984

45	16	1680	PAC	17,274	17,274	198,274	22,059	22,059	203,059	26,121	26,121	207,121
46	17	1680	PAC	18,213	18,213	199,213	23,639	23,639	204,639	28,324	28,324	209,324
47	18	1680	PAC	19,122	19,122	200,122	25,231	25,231	206,231	30,597	30,597	211,597
48	19	1680	PAC	19,995	19,995	200,995	26,828	26,828	207,828	32,936	32,936	213,936
49	20	1680	PAC	20,831	20,831	201,831	28,431	28,431	209,431	35,342	35,342	216,342
		--------

		33,600

50	21	1680	PAC	21,626	21,626	202,626	30,034	30,034	211,034	37,814	37,814	218,814
51	22	1680	PAC	22,378	22,378	203,378	31,634	31,634	212,634	40,352	40,352	221,352
52	23	1680	PAC	23,082	23,082	204,082	33,228	33,228	214,228	42,954	42,954	223,954
53	24	1680	PAC	23,734	23,734	204,734	34,809	34,809	215,809	45,617	45,617	226,617
54	25	1680	PAC	24,327	24,327	205,327	36,371	36,371	217,371	48,338	48,338	229,338

55	26	1680	PAC	24,862	24,862	205,862	37,913	37,913	218,913	51,117	51,117	232,117
56	27	1680	PAC	25,336	25,336	206,336	39,430	39,430	220,430	53,955	53,955	234,955
57	28	1680	PAC	25,748	25,748	206,748	40,923	40,923	221,923	56,853	56,853	237,853
58	29	1680	PAC	26,101	26,101	207,101	42,391	42,391	223,391	59,814	59,814	240,814
59	30	1680	PAC	26,394	26,394	207,394	43,834	43,834	224,834	62,842	62,842	243,842
		--------

		50,400

60	31	1680	PAC	26,622	26,622	207,622	45,244	45,244	226,244	65,932	65,932	246,932
61	32	1680	PAC	26,772	26,772	207,772	46,609	46,609	227,609	69,074	69,074	250,074
62	33	1680	PAC	26,829	26,829	207,829	47,909	47,909	228,909	72,254	72,254	253,254
63	34	1680	PAC	26,769	26,769	207,769	49,121	49,121	230,121	75,448	75,448	256,448
64	35	1680	PAC	26,569	26,569	207,569	50,215	50,215	231,215	78,631	78,631	259,631

65	36	1680	PAC	26,211	26,211	207,211	51,172	51,172	232,172	81,783	81,783	262,783
66	37	1680	PAC	25,683	25,683	206,683	51,975	51,975	232,975	84,892	84,892	265,892
67	38	1680	PAC	24,981	24,981	205,981	52,613	52,613	233,613	87,947	87,947	268,947
68	39	1680	PAC	24,102	24,102	205,102	53,080	53,080	234,080	90,943	90,943	271,943
69	40	1680	PAC	23,040	23,040	204,040	53,365	53,365	234,365	93,871	93,871	274,871
		--------

		67,200

49

Sex-Female, Age-29, Rate Class-Non-Nicotine User,

$140 Monthly Pre-Authorized Check Mode (“P”),

$181,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
70	41	1680	PAC	21,776	21,776	202,776	53,443	53,443	234,443	96,704	96,704	576,812
71	42	1680	PAC	20,275	20,275	201,275	53,269	53,269	234,269	99,403	99,403	280,403
72	43	1680	PAC	18,483	18,483	199,483	52,785	52,785	233,785	101,903	101,903	282,903
73	44	1680	PAC	16,333	16,333	197,333	51,911	51,911	232,911	104,127	104,127	285,127
74	45	1680	PAC	13,753	13,753	194,753	50,564	50,564	231,564	105,985	105,985	286,985

75	46	1680	PAC	10,678	10,678	191,678	48,663	48,663	229,663	107,391	107,391	288,391
76	47	1680	PAC	7,050	7,050	188,050	46,134	46,134	227,134	108,263	108,263	289,263
77	48	1680	PAC	2,823	2,823	183,823	42,910	42,910	223,910	108,527	108,527	289,527
78	49	1680	PAC	0	0	178,950	38,929	38,929	219,929	108,108	108,108	289,108
79	50	1680	PAC	0	0	173,345	34,114	34,114	215,114	106,916	106,916	287,916
		--------

		84,000

80	51	1680	PAC	0	0	166,918	28,361	28,361	209,361	104,835	104,835	285,835
81	52	1680	PAC	0	0	159,552	21,532	21,532	202,532	101,706	101,706	282,706
82	53	1680	PAC	0	0	151,099	13,452	13,452	194,452	97,333	97,333	278,333
83	54	1680	PAC	0	0	141,383	3,916	3,916	184,916	91,485	91,485	272,485
84	55	1680	PAC	0	0	130,229	0	0	173,774	83,921	83,921	264,921

85	56	1680	PAC	0	0	117,475	0	0	161,019	74,403	74,403	255,403
86	57	1680	PAC	0	0	102,970	0	0	146,515	62,696	62,696	243,696
87	58	1680	PAC	0	0	86,572	0	0	130,117	48,560	48,560	229,560
88	59	1680	PAC	0	0	68,135	0	0	111,680	31,746	31,746	212,746
89	60	1680	PAC	0	0	47,507	0	0	91,052	11,985	11,985	192,985
		--------

		100,800

90	61	1680	PAC	0	0	24,511	0	0	68,056	0	0	170,099
91	62	1680	PAC	0	0	0	0	0	42,486	0	0	144,529
92	63	1680	PAC	0	0	0	0	0	14,065	0	0	116,108
93	64	1680	PAC	0	0	0	0	0	0	0	0	84,433
94	65	1680	PAC	0	0	0	0	0	0	0	0	48,832

95	66	912	PAC	0	0	0	0	0	0	0	0	8,020
96	67	912	PAC	0	0	0	0	0	0	0	0	0
97	68	912	PAC	0	0	0	0	0	0	0	0	0
98	69	912	PAC	0	0	0	0	0	0	0	0	0
99	70	912	PAC	0	0	0	0	0	0	0	0	0
100	71	912	PAC	0	0	0	0	0	0	0	0	0
		--------

		114,672

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$17,762.17

Guideline Level Annual Premium:	$4,996.32

TAMRA Initial 7 Pay Premium:	$4,765.32

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	91	93	96
	Contract Year	62	64	67
Current Charges	Attained Age	98	100	100
	Contract Year	69	71	71

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2015.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 31, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $241,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $210.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-31, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$241,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
32	1	2520	PAC	1,913	0	242,913	1,975	0	242,975	2,016	0	243,016
33	2	2520	PAC	3,774	0	244,774	4,015	0	245,015	4,178	0	245,178
34	3	2520	PAC	5,586	680	246,586	6,122	1,217	247,122	6,498	1,593	247,498
35	4	2520	PAC	7,347	2,485	248,347	8,298	3,435	249,298	8,986	4,123	249,986
36	5	2520	PAC	9,058	4,242	250,058	10,543	5,726	251,543	11,654	6,837	252,654

37	6	2520	PAC	10,868	6,100	251,868	13,013	8,244	254,013	14,671	9,902	255,671
38	7	2520	PAC	12,625	7,905	253,625	15,561	10,841	256,561	17,906	13,186	258,906
39	8	2520	PAC	14,330	9,663	255,330	18,191	13,524	259,191	21,376	16,708	262,376
40	9	2520	PAC	15,984	11,367	256,984	20,905	16,289	261,905	25,098	20,482	266,098
41	10	2520	PAC	17,586	13,024	258,586	23,704	19,143	264,704	29,090	24,529	270,090
		--------

		25,200

42	11	2520	PAC	19,186	15,432	260,186	26,643	22,889	267,643	33,425	29,671	274,425
43	12	2520	PAC	20,734	17,768	261,734	29,672	26,706	270,672	38,073	35,107	279,073
44	13	2520	PAC	22,229	20,034	263,229	32,795	30,600	273,795	43,060	40,865	284,060
45	14	2520	PAC	23,671	22,228	264,671	36,013	34,570	277,013	48,407	46,964	289,407
46	15	2520	PAC	25,061	24,351	266,061	39,330	38,619	280,330	54,143	53,432	295,143

47	16	2520	PAC	26,577	26,577	267,577	43,040	43,040	284,040	60,712	60,712	301,712
48	17	2520	PAC	28,048	28,048	269,048	46,891	46,891	287,891	67,810	67,810	308,810
49	18	2520	PAC	29,471	29,471	270,471	50,888	50,888	291,888	75,479	75,479	316,479
50	19	2520	PAC	30,835	30,835	271,835	55,023	55,023	296,023	83,754	83,754	324,754
51	20	2520	PAC	32,137	32,137	273,137	59,297	59,297	300,297	92,682	92,682	333,682
		--------

		50,400

52	21	2520	PAC	33,370	33,370	274,370	63,711	63,711	304,711	102,309	102,309	343,309
53	22	2520	PAC	34,529	34,529	275,529	68,262	68,262	309,262	112,687	112,687	353,687
54	23	2520	PAC	35,607	35,607	276,607	72,949	72,949	313,949	123,872	123,872	364,872
55	24	2520	PAC	36,599	36,599	277,599	77,772	77,772	318,772	135,923	135,923	376,923
56	25	2520	PAC	37,498	37,498	278,498	82,726	82,726	323,726	148,905	148,905	389,905

57	26	2520	PAC	38,297	38,297	279,297	87,812	87,812	328,812	162,888	162,888	403,888
58	27	2520	PAC	38,995	38,995	279,995	93,029	93,029	334,029	177,952	177,952	418,952
59	28	2520	PAC	39,583	39,583	280,583	98,373	98,373	339,373	194,177	194,177	435,177
60	29	2520	PAC	40,049	40,049	281,049	103,837	103,837	344,837	211,647	211,647	452,647
61	30	2520	PAC	40,384	40,384	281,384	109,413	109,413	350,413	230,454	230,454	471,454
		--------

		75,600

62	31	2520	PAC	40,575	40,575	281,575	115,092	115,092	356,092	250,694	250,694	491,694
63	32	2520	PAC	40,603	40,603	281,603	120,855	120,855	361,855	272,467	272,467	513,467
64	33	2520	PAC	40,450	40,450	281,450	126,686	126,686	367,686	295,878	295,878	536,878
65	34	2520	PAC	40,099	40,099	281,099	132,566	132,566	373,566	321,044	321,044	562,044
66	35	2520	PAC	39,534	39,534	280,534	138,478	138,478	379,478	348,092	348,092	589,092

67	36	2520	PAC	38,740	38,740	279,740	144,404	144,404	385,404	377,161	377,161	618,161
68	37	2520	PAC	37,704	37,704	278,704	150,328	150,328	391,328	408,404	408,404	649,404
69	38	2520	PAC	36,407	36,407	277,407	156,226	156,226	397,226	441,979	441,979	682,979
70	39	2520	PAC	34,824	34,824	275,824	162,067	162,067	403,067	478,051	478,051	719,051
71	40	2520	PAC	32,920	32,920	273,920	167,807	167,807	408,807	516,787	516,787	757,787
		--------

		100,800

54

Sex-Male, Age-31, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$241,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
72	41	2520	PAC	30,649	30,649	271,649	173,390	173,390	414,390	558,359	558,359	799,359
73	42	2520	PAC	27,958	27,958	268,958	178,746	178,746	419,746	602,941	602,941	843,941
74	43	2520	PAC	24,791	24,791	265,791	183,803	183,803	424,803	650,722	650,722	891,722
75	44	2520	PAC	21,106	21,106	262,106	188,495	188,495	429,495	701,916	701,916	942,916
76	45	2520	PAC	16,873	16,873	257,873	192,765	192,765	433,765	756,770	756,770	997,770

77	46	2520	PAC	12,064	12,064	253,064	196,560	196,560	437,560	815,555	815,555	1,056,555
78	47	2520	PAC	6,662	6,662	247,662	199,829	199,829	440,829	878,571	878,571	1,119,571
79	48	2520	PAC	641	641	241,641	202,515	202,515	443,515	946,137	946,137	1,187,137
80	49	2520	PAC	0	0	234,909	204,534	204,534	445,534	1,018,578	1,018,578	1,259,578
81	50	2520	PAC	0	0	227,331	205,776	205,776	446,776	1,096,219	1,096,219	1,337,219
		--------

		126,000

82	51	2520	PAC	0	0	218,804	206,101	206,101	447,101	1,179,392	1,179,392	1,420,392
83	52	2520	PAC	0	0	209,208	205,346	205,346	446,346	1,268,433	1,268,433	1,509,433
84	53	2520	PAC	0	0	198,425	203,343	203,343	444,343	1,363,714	1,363,714	1,604,714
85	54	2520	PAC	0	0	186,363	199,942	199,942	440,942	1,465,662	1,465,662	1,706,662
86	55	2520	PAC	0	0	172,957	195,017	195,017	436,017	1,574,769	1,574,769	1,815,769

87	56	2520	PAC	0	0	158,162	188,452	188,452	429,452	1,691,590	1,691,590	1,932,590
88	57	2520	PAC	0	0	141,952	180,150	180,150	421,150	1,816,745	1,816,745	2,057,745
89	58	2520	PAC	0	0	124,307	170,014	170,014	411,014	1,950,914	1,950,914	2,191,914
90	59	2520	PAC	0	0	105,189	157,924	157,924	398,924	2,094,813	2,094,813	2,335,813
91	60	2520	PAC	0	0	84,536	143,731	143,731	384,731	2,249,196	2,249,196	2,490,196
		--------

		151,200

92	61	2520	PAC	0	0	62,253	127,244	127,244	368,244	2,414,844	2,414,844	2,655,844
93	62	2520	PAC	0	0	38,182	108,202	108,202	349,202	2,592,538	2,592,538	2,833,538
94	63	2520	PAC	0	0	11,992	86,153	86,153	327,153	2,782,945	2,782,945	3,023,945
95	64	2520	PAC	0	0	0	60,225	60,225	301,225	2,986,376	2,986,376	3,227,376
96	65	2520	PAC	0	0	0	28,801	28,801	269,801	3,202,449	3,202,449	3,443,449

97	66	2520	PAC	0	0	0	0	0	229,918	3,429,361	3,429,361	3,670,361
98	67	2520	PAC	0	0	0	0	0	177,487	3,662,641	3,662,641	3,903,641
99	68	2520	PAC	0	0	0	0	0	104,392	3,893,923	3,893,923	4,134,923
100	69	2520	PAC	0	0	0	0	0	5,501	4,117,678	4,117,678	4,358,678
		--------

		173,880

55

Sex-Male, Age-31, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$241,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
32	1	2520	PAC	1,841	0	242,841	1,871	0	242,871	1,890	0	242,890
33	2	2520	PAC	3,645	0	244,645	3,761	0	244,761	3,838	0	244,838
34	3	2520	PAC	5,413	507	246,413	5,668	762	246,668	5,842	936	246,842
35	4	2520	PAC	7,140	2,278	248,140	7,590	2,727	248,590	7,902	3,040	248,902
36	5	2520	PAC	8,828	4,011	249,828	9,526	4,709	250,526	10,019	5,202	251,019

37	6	2520	PAC	10,549	5,780	251,549	11,550	6,782	252,550	12,270	7,501	253,270
38	7	2520	PAC	12,223	7,503	253,223	13,584	8,864	254,584	14,578	9,857	255,578
39	8	2520	PAC	13,852	9,184	254,852	15,626	10,959	256,626	16,943	12,276	257,943
40	9	2520	PAC	15,433	10,816	256,433	17,675	13,059	258,675	19,368	14,752	260,368
41	10	2520	PAC	16,963	12,402	257,963	19,727	15,166	260,727	21,849	17,288	262,849
		--------

		25,200

42	11	2520	PAC	18,466	14,712	259,466	21,806	18,052	262,806	24,412	20,658	265,412
43	12	2520	PAC	19,916	16,950	260,916	23,884	20,917	264,884	27,032	24,066	268,032
44	13	2520	PAC	21,311	19,116	262,311	25,958	23,763	266,958	29,708	27,513	270,708
45	14	2520	PAC	22,648	21,205	263,648	28,026	26,583	269,026	32,440	30,996	273,440
46	15	2520	PAC	23,924	23,213	264,924	30,083	29,372	271,083	35,224	34,513	276,224

47	16	2520	PAC	25,308	25,308	266,308	32,346	32,346	273,346	38,322	38,322	279,322
48	17	2520	PAC	26,635	26,635	267,635	34,611	34,611	275,611	41,501	41,501	282,501
49	18	2520	PAC	27,898	27,898	268,898	36,874	36,874	277,874	44,761	44,761	285,761
50	19	2520	PAC	29,091	29,091	270,091	39,124	39,124	280,124	48,095	48,095	289,095
51	20	2520	PAC	30,204	30,204	271,204	41,352	41,352	282,352	51,497	51,497	292,497
		--------

		50,400

52	21	2520	PAC	31,227	31,227	272,227	43,547	43,547	284,547	54,959	54,959	295,959
53	22	2520	PAC	32,149	32,149	273,149	45,696	45,696	286,696	58,471	58,471	299,471
54	23	2520	PAC	32,958	32,958	273,958	47,785	47,785	288,785	62,022	62,022	303,022
55	24	2520	PAC	33,642	33,642	274,642	49,800	49,800	290,800	65,601	65,601	306,601
56	25	2520	PAC	34,189	34,189	275,189	51,725	51,725	292,725	69,194	69,194	310,194

57	26	2520	PAC	34,588	34,588	275,588	53,545	53,545	294,545	72,790	72,790	313,790
58	27	2520	PAC	34,830	34,830	275,830	55,251	55,251	296,251	76,380	76,380	317,380
59	28	2520	PAC	34,901	34,901	275,901	56,821	56,821	297,821	79,947	79,947	320,947
60	29	2520	PAC	34,780	34,780	275,780	58,232	58,232	299,232	83,467	83,467	324,467
61	30	2520	PAC	34,447	34,447	275,447	59,458	59,458	300,458	86,917	86,917	327,917
		--------

		75,600

62	31	2520	PAC	33,878	33,878	274,878	60,468	60,468	301,468	90,267	90,267	331,267
63	32	2520	PAC	33,041	33,041	274,041	61,223	61,223	302,223	93,476	93,476	334,476
64	33	2520	PAC	31,899	31,899	272,899	61,678	61,678	302,678	96,500	96,500	337,500
65	34	2520	PAC	30,420	30,420	271,420	61,791	61,791	302,791	99,297	99,297	340,297
66	35	2520	PAC	28,574	28,574	269,574	61,522	61,522	302,522	101,822	101,822	342,822

67	36	2520	PAC	26,332	26,332	267,332	60,829	60,829	301,829	104,030	104,030	345,030
68	37	2520	PAC	23,666	23,666	264,666	59,672	59,672	300,672	105,878	105,878	346,878
69	38	2520	PAC	20,541	20,541	261,541	58,001	58,001	299,001	107,309	107,309	348,309
70	39	2520	PAC	16,906	16,906	257,906	55,750	55,750	296,750	108,252	108,252	349,252
71	40	2520	PAC	12,695	12,695	253,695	52,835	52,835	293,835	108,612	108,612	349,612
		--------

		100,800

56

Sex-Male, Age-31, Rate Class-Non-Nicotine User,

$210 Monthly Pre-Authorized Check Mode (“P”),

$241,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.6% Net)			6% Gross Rate (4.4% Net)			10% Gross Rate (8.4% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
72	41	2520	PAC	7,824	7,824	248,824	49,150	49,150	290,150	108,275	108,275	349,275
73	42	2520	PAC	2,189	2,189	243,189	44,568	44,568	285,568	107,099	107,099	348,099
74	43	2520	PAC	0	0	236,673	38,957	38,957	279,957	104,936	104,936	345,936
75	44	2520	PAC	0	0	229,148	32,200	32,200	273,200	101,648	101,648	342,648
76	45	2520	PAC	0	0	220,536	24,194	24,194	265,194	97,111	97,111	338,111

77	46	2520	PAC	0	0	210,771	14,845	14,845	255,845	91,204	91,204	332,204
78	47	2520	PAC	0	0	199,793	4,064	4,064	245,064	83,809	83,809	324,809
79	48	2520	PAC	0	0	187,536	0	0	232,818	74,795	74,795	315,795
80	49	2520	PAC	0	0	173,891	0	0	219,172	63,982	63,982	304,982
81	50	2520	PAC	0	0	158,702	0	0	203,983	51,137	51,137	292,137
		--------

		126,000

82	51	2520	PAC	0	0	141,769	0	0	187,050	35,969	35,969	276,969
83	52	2520	PAC	0	0	122,852	0	0	168,133	18,135	18,135	259,135
84	53	2520	PAC	0	0	101,712	0	0	146,993	0	0	238,291
85	54	2520	PAC	0	0	78,148	0	0	123,429	0	0	214,727
86	55	2520	PAC	0	0	52,008	0	0	97,290	0	0	188,588

87	56	2520	PAC	0	0	23,170	0	0	68,451	0	0	159,749
88	57	2520	PAC	0	0	0	0	0	36,827	0	0	128,125
89	58	2520	PAC	0	0	0	0	0	2,339	0	0	93,637
90	59	2520	PAC	0	0	0	0	0	0	0	0	56,164
91	60	2520	PAC	0	0	0	0	0	0	0	0	15,534
		--------

		151,200

92	61	2520	PAC	0	0	0	0	0	0	0	0	0
93	62	2520	PAC	0	0	0	0	0	0	0	0	0
94	63	2520	PAC	0	0	0	0	0	0	0	0	0
95	64	2520	PAC	0	0	0	0	0	0	0	0	0
96	65	2520	PAC	0	0	0	0	0	0	0	0	0

97	66	2520	PAC	0	0	0	0	0	0	0	0	0
98	67	2520	PAC	0	0	0	0	0	0	0	0	0
99	68	2520	PAC	0	0	0	0	0	0	0	0	0
100	69	2520	PAC	0	0	0	0	0	0	0	0	0
		--------

		173,880

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$29,177.09

Guideline Level Annual Premium:	$8,391.17

TAMRA Initial 7 Pay Premium:	$7,621.93

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59  1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.60% Net)	6% Gross Annual Return (4.40% Net)	10% Gross Annual Return (8.40% Net)
Guaranteed Charges	Attained Age	88	90	92
	Contract Year	57	59	61
Current Charges	Attained Age	95	100	100
	Contract Year	64	69	69

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77550 or

(800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at

202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-16

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2016

WEALTHQUEST III VARIABLE UNIVERSAL LIFE

CONTRACT FORM NUMBERS WQVUL08 AND WQVUL

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

(REGISTRANT)

AMERICAN NATIONAL INSURANCE COMPANY

(DEPOSITOR)

Registrant

American National Variable Life Separate Account

One Moody Plaza

Galveston, Texas 77550-7947

Depositor

American National Insurance Company

One Moody Plaza

Galveston, TX 77550-7947

Principal Underwriter

ANICO Financial Services, Inc. (ANFS)

One Moody Plaza, Suite 1423

Galveston, Texas 77559-7947

Independent Registered Public Accounting Firm

KPMG LLP

811 Main Street, Suite 4500

Houston, Texas 77002

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2016, by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI

5-16

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37%.

We are subject to regulation by the Texas Department of Insurance (“the Department”). In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liability and reserves of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts. ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX 77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives. Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products. Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured’s age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from a nominal amount to $250,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2015, the actual fees paid ranged from $100 to $35,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate commissions of $1,762,901 in 2015, $ 1,927,547 in 2014 and $ 1,695,284 in 2013 to ANFS for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. ANFS did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner’s Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The “yield” of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then “annualized” and shown as a percentage of the investment. We also may advertise the “effective yield” of the Subaccount investing in the Fidelity VIP Government Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Government Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “total return” of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement.” Average annual total return” is the rate of return that would produce that change in value over the specified period, if compounded annually. “Cumulative total return” is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we’ll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2015, and the related financial statement schedules I – V, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2015 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Additionally, the statement of net assets of the segregated subaccounts of American National Variable Life Separate Account as of December 31, 2015, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and Policy Owners

of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Balanced Portfolio - Class I-2, Alger Capital Appreciation Portfolio - Class I-2, Alger Growth & Income Portfolio - Class I-2, Alger Large Cap Growth Portfolio - Class I-2, Alger Mid Cap Growth Portfolio - Class I-2, Alger Small Cap Growth Portfolio - Class I-2, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II - Primary Shares, Federated Kaufmann Fund II - Primary Shares, Federated Managed Volatility Fund II, Federated Quality Bond Fund II - Primary Shares, Fidelity VIP Asset Manager Portfolio - Initial Class, Fidelity VIP Asset Manager Growth Portfolio - Initial Class, Fidelity VIP Balanced Portfolio - Initial Class, Fidelity VIP Contrafund Portfolio - Initial Class, Fidelity VIP Contrafund Portfolio - Service Class 2, Fidelity VIP Equity-Income Portfolio - Initial Class, Fidelity VIP Equity-Income Portfolio - Service Class 2, Fidelity VIP Government Money Market Portfolio – Initial Class, Fidelity VIP Government Money Market Portfolio – Service Class 2, Fidelity VIP Growth - Initial Class, Fidelity VIP Growth and Income - Initial Class, Fidelity VIP Growth and Income - Service Class 2, Fidelity VIP Growth Opportunities Portfolio - Initial Class, Fidelity VIP Growth Opportunities Portfolio - Service Class 2, Fidelity VIP High Income - Initial Class, Fidelity VIP Index 500 Portfolio - Initial Class, Fidelity VIP Index 500 Portfolio - Service Class 2, Fidelity VIP Investment Grade Bond Portfolio - Initial Class, Fidelity VIP Investment Grade Bond Portfolio - Service Class 2, Fidelity VIP Mid Cap Portfolio - Initial Class, Fidelity VIP Mid Cap Portfolio - Service Class 2, Fidelity VIP Overseas Portfolio - Initial Class, Fidelity VIP Value Portfolio - Service Class 2, Fidelity VIP Value Strategies - Service Class 2, Invesco Mid Cap Growth Fund - Series I, Invesco V.I. Diversified Dividend Fund - Series I, Invesco V.I. Global Health Care Fund - Series I, Invesco V.I. Global Real Estate Fund - Series I, Invesco V.I. Managed Volatility Fund - Series I, Invesco V.I. Small Cap Equity Fund – Series I, Invesco V.I. Technology Fund - Series I, MFS Core Equity Series - Initial Class, MFS Growth Series - Initial Class, MFS Investors Trust Series - Initial Class, MFS Research Series - Initial Class, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2015, and the related statement of operations for the year then ended, and the related statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years, or the lesser periods, in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2015, and the results of their operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas

April 29, 2016

American National Variable Universal Life Separate Account

Statement of Net Assets

As of December 31, 2015

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	15,866	$18.91	$208	$300	$3.01	99,664
Fidelity VIP Asset Manager Portfolio - Initial Class	42,878	15.76	627	676	2.99	225,690
Fidelity VIP Balanced Portfolio - Initial Class	14,595	16.27	224	237	1.90	125,307
Fidelity VIP Contrafund Portfolio - Initial Class	119,886	33.92	3,193	4,067	6.13	663,465
Fidelity VIP Equity-Income Portfolio - Initial Class	134,119	20.46	2,899	2,744	4.42	621,444
Fidelity VIP Government Money Market Portfolio - Initial Class	3,863,655	1.00	3,864	3,864	1.53	2,522,515
Fidelity VIP Growth - Initial Class	91,901	65.75	3,126	6,042	4.67	1,292,658
Fidelity VIP Growth and Income - Initial Class	9,230	18.88	155	174	1.73	100,450
Fidelity VIP Growth Opportunities Portfolio - Initial Class	5,023	31.75	120	159	1.52	105,009
Fidelity VIP High Income - Initial Class	45,549	4.95	254	225	2.29	98,563
Fidelity VIP Index 500 Portfolio - Initial Class	35,810	206.43	4,977	7,392	5.26	1,405,717
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	28,812	12.37	375	356	2.61	136,479
Fidelity VIP Mid Cap Portfolio - Initial Class	74,381	32.65	2,229	2,429	5.98	405,924
Fidelity VIP Overseas Portfolio - Initial Class	37,724	19.08	660	720	2.42	297,868
T. Rowe Price Equity Income Portfolio	8,637	26.81	179	232	2.02	114,507
T. Rowe Price International Stock Portfolio	8,819	14.67	117	129	1.36	94,945
T. Rowe Price Mid-Cap Growth Portfolio	18,455	25.70	464	474	4.06	116,888
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	36,782	18.91	504	696	1.87	372,882
Fidelity VIP Asset Manager Portfolio - Initial Class	24,223	15.76	350	382	1.89	202,194
Fidelity VIP Balanced Portfolio - Initial Class	57,341	16.27	871	933	1.96	474,835
Fidelity VIP Contrafund Portfolio - Initial Class	236,706	33.92	6,431	8,029	3.43	2,343,756
Fidelity VIP Equity-Income Portfolio - Initial Class	107,833	20.46	2,179	2,206	2.22	995,524
Fidelity VIP Government Money Market Portfolio - Initial Class	6,093,108	1.00	6,093	6,093	1.17	5,196,703
Fidelity VIP Growth - Initial Class	132,238	65.75	4,615	8,695	2.33	3,728,520
Fidelity VIP Growth and Income - Initial Class	50,821	18.88	720	960	1.99	482,388
Fidelity VIP Growth Opportunities Portfolio - Initial Class	84,050	31.75	1,672	2,669	1.85	1,439,183
Fidelity VIP High Income - Initial Class	96,840	4.95	542	479	1.53	313,161
Fidelity VIP Index 500 Portfolio - Initial Class	55,626	206.43	7,609	11,483	2.26	5,078,239
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	63,777	12.37	827	789	1.89	416,887
Fidelity VIP Mid Cap Portfolio - Initial Class	342,650	32.65	10,456	11,188	5.42	2,064,333
Fidelity VIP Overseas Portfolio - Initial Class	55,426	19.08	929	1,058	1.76	602,270
T. Rowe Price Equity Income Portfolio	69,981	26.81	1,459	1,876	2.36	793,814
T. Rowe Price International Stock Portfolio	75,688	14.67	1,002	1,110	1.46	762,152
T. Rowe Price Mid-Cap Growth Portfolio	199,195	25.70	4,672	5,119	5.78	885,399
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	115	18.91	2	2	26.25	83
Fidelity VIP Balanced Portfolio - Initial Class	3,237	16.27	46	53	30.29	1,739
Fidelity VIP Contrafund Portfolio - Initial Class	7,536	33.92	200	256	65.56	3,899
Fidelity VIP Equity-Income Portfolio - Initial Class	5,447	20.46	102	111	48.72	2,288
Fidelity VIP Government Money Market Portfolio - Initial Class	83,477	1.00	83	83	1.14	72,962
Fidelity VIP Growth - Initial Class	530	65.75	20	35	75.51	461
Fidelity VIP Growth and Income - Initial Class	-	18.88	-	-	-	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	3,749	31.75	64	119	35.51	3,352
Fidelity VIP High Income - Initial Class	298	4.95	2	1	17.12	86
Fidelity VIP Index 500 Portfolio - Initial Class	1,955	206.43	269	404	297.85	1,355
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	2,194	12.37	27	27	24.28	1,118
Fidelity VIP Mid Cap Portfolio - Initial Class	10,189	32.65	301	333	65.60	5,071
Fidelity VIP Overseas Portfolio - Initial Class	5,078	19.08	80	97	32.41	2,989
T. Rowe Price Equity Income Portfolio	3,877	26.81	84	104	38.83	2,677
T. Rowe Price International Stock Portfolio	4,951	14.67	55	73	19.82	3,664
T. Rowe Price Mid-Cap Growth Portfolio	16,973	25.70	419	436	61.02	7,148

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Net Assets

As of December 31, 2015

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	110,851	$14.39	$1,296	$1,595	$1.71	933,167
Alger Capital Appreciation Portfolio - Class I-2	64,852	67.42	3,660	4,372	3.01	1,454,144
Alger Growth & Income Portfolio - Class I-2	62,804	16.25	688	1,021	1.77	576,902
Alger Large Cap Growth Portfolio - Class I-2	35,367	53.26	1,630	1,884	1.91	985,598
Alger Mid Cap Growth Portfolio - Class I-2	156,387	19.51	1,896	3,051	2.07	1,477,121
Alger Small Cap Growth Portfolio - Class I-2	95,045	20.47	2,486	1,946	2.56	758,848
Federated Fund for U.S. Government Securities II	29,717	10.88	332	323	1.35	240,373
Federated High Income Bond Fund II - Primary Shares	148,850	6.36	1,003	947	2.39	396,902
Federated Kaufmann Fund II - Primary Shares	37,216	17.42	570	648	2.31	281,161
Federated Managed Volatility Fund II	59,626	9.29	576	554	1.76	315,625
Federated Quality Bond Fund II - Primary Shares	19,917	10.97	227	218	1.47	148,685
Fidelity VIP Contrafund Portfolio - Service Class 2	391,367	33.26	9,996	13,017	2.79	4,657,742
Fidelity VIP Equity-Income Portfolio - Service Class 2	51,443	20.04	1,020	1,031	1.66	620,674
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,050,559	1.00	5,051	5,051	0.96	5,254,010
Fidelity VIP Growth and Income - Service Class 2	29,033	18.54	400	538	1.90	282,570
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	58,782	31.40	1,187	1,846	2.22	830,276
Fidelity VIP Index 500 Portfolio - Service Class 2	46,909	204.25	6,633	9,581	2.07	4,628,369
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	38,358	12.09	488	464	1.42	327,262
Fidelity VIP Mid Cap Portfolio - Service Class 2	705,012	31.83	21,203	22,441	3.52	6,374,665
Fidelity VIP Value Portfolio - Service Class 2	26,909	13.21	398	355	1.82	195,258
Fidelity VIP Value Strategies - Service Class 2	53,068	14.64	663	777	2.01	386,142
Invesco V.I. Diversified Dividend Fund - Series I	8,153	23.27	152	190	41.10	4,616
Invesco V.I. Global Health Care Fund - Series I	39,380	31.75	1,136	1,250	2.55	489,370
Invesco V.I. Global Real Estate Fund - Series I	156,407	16.36	1,937	2,559	3.39	753,771
Invesco V.I. Managed Volatility Fund - Series I	216,009	11.38	3,102	2,458	2.21	1,114,344
Invesco V.I. Mid Cap Growth Fund - Series I	36,021	5.38	158	194	14.24	13,609
Invesco V.I. Small Cap Equity Fund - Series I	31,334	17.64	563	553	2.04	270,601
Invesco V.I. Technology Fund - Series I	49,197	18.83	779	926	1.51	614,264
MFS Core Equity Portfolio - Initial Class	9,972	21.28	235	212	23.22	9,137
MFS Growth Series - Initial Class	22,989	40.17	611	923	2.42	380,948
MFS Investors Trust Series - Initial Class	11,022	26.58	240	293	2.12	138,025
MFS Research Series - Initial Class	3,932	26.68	83	105	2.24	46,873
T. Rowe Price Equity Income Portfolio	315,488	26.81	6,673	8,458	2.02	4,189,641
T. Rowe Price International Stock Portfolio	207,187	14.67	2,541	3,039	1.73	1,758,895
T. Rowe Price Limited-Term Bond Portfolio	133,510	4.84	663	646	1.36	474,582
T. Rowe Price Mid-Cap Growth Portfolio	94,384	25.70	2,208	2,426	3.73	651,016

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

Year ended December 31, 2015

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$1	$-	$14	$14	$(15)	$-
Fidelity VIP Asset Manager Portfolio - Initial Class	5	49	5	54	(64)	(5)
Fidelity VIP Balanced Portfolio - Initial Class	2	7	1	8	(11)	(1)
Fidelity VIP Contrafund Portfolio - Initial Class	5	391	55	446	(454)	(3)
Fidelity VIP Equity-Income Portfolio - Initial Class	66	274	(31)	243	(448)	(139)
Fidelity VIP Government Money Market Portfolio - Initial Class	(35)	-	-	-	-	(35)
Fidelity VIP Growth - Initial Class	(41)	195	289	484	(70)	373
Fidelity VIP Growth and Income - Initial Class	2	8	2	10	(18)	(6)
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	16	8	24	(15)	8
Fidelity VIP High Income - Initial Class	14	-	8	8	(31)	(9)
Fidelity VIP Index 500 Portfolio - Initial Class	83	5	248	253	(298)	38
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	6	-	-	-	(11)	(5)
Fidelity VIP Mid Cap Portfolio - Initial Class	(10)	307	3	310	(349)	(49)
Fidelity VIP Overseas Portfolio - Initial Class	3	1	(18)	(17)	35	21
T. Rowe Price Equity Income Portfolio	2	5	8	13	(34)	(19)
T. Rowe Price International Stock Portfolio	-	3	21	24	(23)	1
T. Rowe Price Mid-Cap Growth Portfolio	(4)	63	48	111	(81)	26
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	-	-	12	12	(20)	(8)
Fidelity VIP Asset Manager Portfolio - Initial Class	1	30	2	32	(37)	(4)
Fidelity VIP Balanced Portfolio - Initial Class	3	28	11	39	(47)	(5)
Fidelity VIP Contrafund Portfolio - Initial Class	(19)	767	106	873	(880)	(26)
Fidelity VIP Equity-Income Portfolio - Initial Class	45	224	(54)	170	(335)	(120)
Fidelity VIP Government Money Market Portfolio - Initial Class	(76)	-	-	-	-	(76)
Fidelity VIP Growth - Initial Class	(88)	271	479	750	(161)	501
Fidelity VIP Growth and Income - Initial Class	9	48	9	57	(102)	(36)
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(29)	270	141	411	(266)	116
Fidelity VIP High Income - Initial Class	27	-	2	2	(53)	(24)
Fidelity VIP Index 500 Portfolio - Initial Class	87	8	345	353	(426)	14
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	12	1	-	1	(26)	(13)
Fidelity VIP Mid Cap Portfolio - Initial Class	(95)	1,464	81	1,545	(1,729)	(279)
Fidelity VIP Overseas Portfolio - Initial Class	1	1	(46)	(45)	73	29
T. Rowe Price Equity Income Portfolio	11	42	30	72	(254)	(171)
T. Rowe Price International Stock Portfolio	(4)	22	56	78	(96)	(22)
T. Rowe Price Mid-Cap Growth Portfolio	(66)	686	81	767	(435)	266
Survivorship Variable Universal Life
Fidelity VIP Balanced Portfolio - Initial Class	-	2	-	2	(2)	-
Fidelity VIP Contrafund Portfolio - Initial Class	1	24	20	44	(46)	(1)
Fidelity VIP Equity-Income Portfolio - Initial Class	3	10	-	10	(19)	(6)
Fidelity VIP Government Money Market Portfolio - Initial Class	(1)	-	-	-	-	(1)
Fidelity VIP Growth - Initial Class	-	1	-	1	1	2
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	12	4	16	(9)	6
Fidelity VIP Index 500 Portfolio - Initial Class	4	-	15	15	(19)	-
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	1	-	2	2	(3)	-
Fidelity VIP Mid Cap Portfolio - Initial Class	(1)	41	5	46	(52)	(7)
Fidelity VIP Overseas Portfolio - Initial Class	-	-	(1)	(1)	3	2
T. Rowe Price Equity Income Portfolio	1	2	1	3	(13)	(9)
T. Rowe Price International Stock Portfolio	-	1	-	1	(3)	(2)
T. Rowe Price Mid-Cap Growth Portfolio	(4)	59	15	74	(47)	23

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

Year ended December 31, 2015

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	$22	$-	$15	$15	$(25)	$12
Alger Capital Appreciation Portfolio - Class I-2	(28)	484	115	599	(332)	239
Alger Growth & Income Portfolio - Class I-2	10	-	6	6	(11)	5
Alger Large Cap Growth Portfolio - Class I-2	(14)	210	56	266	(230)	22
Alger Mid Cap Growth Portfolio - Class I-2	(22)	-	27	27	(71)	(66)
Alger Small Cap Growth Portfolio - Class I-2	(15)	564	(13)	551	(614)	(78)
Federated Fund for U.S. Government Securities II	3	-	(1)	(1)	(4)	(2)
Federated High Income Bond Fund II - Primary Shares	48	-	7	7	(86)	(31)
Federated Kaufmann Fund II - Primary Shares	(5)	100	27	127	(81)	41
Federated Managed Volatility Fund II	19	2	5	7	(74)	(48)
Federated Quality Bond Fund II - Primary Shares	6	-	-	-	(9)	(3)
Fidelity VIP Contrafund Portfolio - Service Class 2	13	1,212	55	1,267	(1,320)	(40)
Fidelity VIP Equity-Income Portfolio - Service Class 2	25	102	37	139	(216)	(52)
Fidelity VIP Government Money Market Portfolio - Service Class 2	(34)	-	-	-	-	(34)
Fidelity VIP Growth and Income - Service Class 2	7	27	8	35	(59)	(17)
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	(13)	187	45	232	(139)	80
Fidelity VIP Index 500 Portfolio - Service Class 2	108	6	200	206	(281)	33
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	9	-	(2)	(2)	(13)	(6)
Fidelity VIP Mid Cap Portfolio - Service Class 2	(107)	2,805	647	3,452	(3,850)	(505)
Fidelity VIP Value Portfolio - Service Class 2	6	40	102	142	(154)	(6)
Fidelity VIP Value Strategies - Service Class 2	1	1	225	226	(260)	(33)
Invesco V.I. Diversified Dividend Fund - Series I	2	-	2	2	(2)	2
Invesco V.I. Global Health Care Fund - Series I	(9)	112	148	260	(231)	20
Invesco V.I. Global Real Estate Fund - Series I	70	-	(28)	(28)	(100)	(58)
Invesco V.I. Managed Volatility Fund - Series I	18	908	91	999	(1,093)	(76)
Invesco V.I. Mid Cap Growth Fund - Series I	(1)	16	9	25	(22)	2
Invesco V.I. Small Cap Equity Fund - Series I	(4)	123	58	181	(214)	(37)
Invesco V.I. Technology Fund - Series I	(6)	92	46	138	(77)	55
MFS Core Equity Portfolio - Initial Class	1	28	88	116	(120)	(3)
MFS Growth Series - Initial Class	(5)	49	18	67	(4)	58
MFS Investors Trust Series - Initial Class	1	33	4	37	(39)	(1)
MFS Research Series - Initial Class	-	8	5	13	(13)	-
T. Rowe Price Equity Income Portfolio	100	190	92	282	(1,074)	(692)
T. Rowe Price International Stock Portfolio	7	60	(7)	53	(103)	(43)
T. Rowe Price Limited-Term Bond Portfolio	2	-	-	-	(6)	(4)
T. Rowe Price Mid-Cap Growth Portfolio	(16)	325	33	358	(202)	140

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2015

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2014	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2015
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$342	$1	$14	$(15)	$-	$8	$(50)	$(42)	$(42)	$300
Fidelity VIP Asset Manager Portfolio - Initial Class	724	5	54	(64)	(5)	20	(63)	(43)	(48)	676
Fidelity VIP Balanced Portfolio - Initial Class	242	2	8	(11)	(1)	4	(8)	(4)	(5)	237
Fidelity VIP Contrafund Portfolio - Initial Class	4,445	5	446	(454)	(3)	152	(527)	(375)	(378)	4,067
Fidelity VIP Equity-Income Portfolio - Initial Class	3,041	66	243	(448)	(139)	62	(220)	(158)	(297)	2,744
Fidelity VIP Government Money Market Portfolio - Initial Class	4,243	(35)	-	-	(35)	101	(445)	(344)	(379)	3,864
Fidelity VIP Growth - Initial Class	6,252	(41)	484	(70)	373	91	(673)	(583)	(210)	6,043
Fidelity VIP Growth and Income - Initial Class	162	2	10	(18)	(6)	23	(5)	18	12	174
Fidelity VIP Growth Opportunities Portfolio - Initial Class	153	(1)	24	(15)	8	11	(13)	(2)	6	159
Fidelity VIP High Income - Initial Class	281	14	8	(31)	(9)	4	(51)	(47)	(56)	225
Fidelity VIP Index 500 Portfolio - Initial Class	7,813	83	253	(298)	38	118	(577)	(459)	(421)	7,392
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	374	6	-	(11)	(5)	11	(24)	(13)	(18)	356
Fidelity VIP Mid Cap Portfolio - Initial Class	2,625	(10)	310	(349)	(49)	66	(213)	(147)	(196)	2,429
Fidelity VIP Overseas Portfolio - Initial Class	745	3	(17)	35	21	27	(73)	(46)	(25)	720
T. Rowe Price Equity Income Portfolio	257	2	13	(34)	(19)	8	(14)	(6)	(25)	232
T. Rowe Price International Stock Portfolio	168	-	24	(23)	1	9	(49)	(40)	(39)	129
T. Rowe Price Mid-Cap Growth Portfolio	490	(4)	111	(81)	26	71	(113)	(42)	(16)	474
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	707	-	12	(20)	(8)	27	(30)	(3)	(11)	696
Fidelity VIP Asset Manager Portfolio - Initial Class	432	1	32	(37)	(4)	7	(53)	(46)	(50)	382
Fidelity VIP Balanced Portfolio - Initial Class	950	3	39	(47)	(5)	45	(57)	(12)	(17)	933
Fidelity VIP Contrafund Portfolio - Initial Class	8,763	(19)	873	(880)	(26)	162	(870)	(708)	(734)	8,029
Fidelity VIP Equity-Income Portfolio - Initial Class	2,455	45	170	(335)	(120)	67	(196)	(129)	(249)	2,206
Fidelity VIP Government Money Market Portfolio - Initial Class	6,525	(76)	-	-	(76)	544	(900)	(356)	(432)	6,093
Fidelity VIP Growth - Initial Class	8,744	(88)	750	(161)	501	212	(762)	(550)	(49)	8,695
Fidelity VIP Growth and Income - Initial Class	998	9	57	(102)	(36)	31	(33)	(2)	(38)	960
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,779	(29)	411	(266)	116	54	(280)	(226)	(110)	2,669
Fidelity VIP High Income - Initial Class	526	27	2	(53)	(24)	13	(36)	(23)	(47)	479
Fidelity VIP Index 500 Portfolio - Initial Class	11,992	87	353	(426)	14	137	(661)	(523)	(509)	11,482
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	754	12	1	(26)	(13)	145	(97)	48	35	789
Fidelity VIP Mid Cap Portfolio - Initial Class	12,666	(95)	1,545	(1,729)	(279)	148	(1,347)	(1,199)	(1,478)	11,188
Fidelity VIP Overseas Portfolio - Initial Class	1,140	1	(45)	73	29	43	(154)	(111)	(82)	1,058
T. Rowe Price Equity Income Portfolio	2,219	11	72	(254)	(171)	125	(297)	(172)	(343)	1,876
T. Rowe Price International Stock Portfolio	1,198	(4)	78	(96)	(22)	54	(120)	(66)	(88)	1,110
T. Rowe Price Mid-Cap Growth Portfolio	5,109	(66)	767	(435)	266	125	(381)	(256)	10	5,119
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	3	-	-	-	-	1	(2)	(1)	(1)	2
Fidelity VIP Balanced Portfolio - Initial Class	58	-	2	(2)	-	-	(5)	(5)	(5)	53
Fidelity VIP Contrafund Portfolio - Initial Class	271	1	44	(46)	(1)	20	(34)	(14)	(15)	256
Fidelity VIP Equity-Income Portfolio - Initial Class	115	3	10	(19)	(6)	5	(3)	2	(4)	111
Fidelity VIP Government Money Market Portfolio - Initial Class	90	(1)	-	-	(1)	-	(6)	(6)	(7)	83
Fidelity VIP Growth - Initial Class	33	-	1	1	2	-	-	-	2	35
Fidelity VIP Growth Opportunities Portfolio - Initial Class	119	(1)	16	(9)	6	1	(7)	(6)	-	119
Fidelity VIP High Income - Initial Class	2	-	-	-	-	(1)	-	(1)	(1)	1
Fidelity VIP Index 500 Portfolio - Initial Class	410	4	15	(19)	-	23	(29)	(6)	(6)	404
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	53	1	2	(3)	-	-	(26)	(26)	(26)	27

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2015

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2014	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease)in net assets	Net assets at December 31, 2015
Survivorship Variable Universal Life - (Continued)
Fidelity VIP Mid Cap Portfolio - Initial Class	$349	$(1)	$46	$(52)	$(7)	$11	$(20)	$(9)	$(16)	$333
Fidelity VIP Overseas Portfolio - Initial Class	97	-	(1)	3	2	4	(6)	(2)	-	97
T. Rowe Price Equity Income Portfolio	119	1	3	(13)	(9)	1	(7)	(6)	(15)	104
T. Rowe Price International Stock Portfolio	73	-	1	(3)	(2)	2	-	2	-	73
T. Rowe Price Mid-Cap Growth Portfolio	419	(4)	74	(47)	23	24	(30)	(6)	17	436
WealthQuest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,538	22	15	(25)	12	144	(99)	45	57	1,595
Alger Capital Appreciation Portfolio - Class I-2	4,379	(28)	599	(332)	239	159	(405)	(246)	(7)	4,372
Alger Growth & Income Portfolio - Class I-2	956	10	6	(11)	5	83	(23)	60	65	1,021
Alger Large Cap Growth Portfolio - Class I-2	1,967	(14)	266	(230)	22	60	(165)	(105)	(83)	1,884
Alger Mid Cap Growth Portfolio - Class I-2	3,178	(22)	27	(71)	(66)	107	(168)	(61)	(127)	3,051
Alger Small Cap Growth Portfolio - Class I-2	2,097	(15)	551	(614)	(78)	101	(174)	(73)	(151)	1,946
Federated Fund for U.S. Government Securities II	206	3	(1)	(4)	(2)	140	(21)	119	117	323
Federated High Income Bond Fund II - Primary Shares	979	48	7	(86)	(31)	63	(64)	(1)	(32)	947
Federated Kaufmann Fund II - Primary Shares	676	(5)	127	(81)	41	26	(95)	(69)	(28)	648
Federated Managed Volatility Fund II	511	19	7	(74)	(48)	117	(26)	91	43	554
Federated Quality Bond Fund II - Primary Shares	221	6	-	(9)	(3)	11	(11)	-	(3)	218
Fidelity VIP Contrafund Portfolio - Service Class 2	13,466	13	1,267	(1,320)	(40)	447	(856)	(409)	(449)	13,017
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,091	25	139	(216)	(52)	85	(93)	(8)	(60)	1,031
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,044	(34)	-	-	(34)	543	(502)	41	7	5,051
Fidelity VIP Growth and Income - Service Class 2	535	7	35	(59)	(17)	44	(24)	20	3	538
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,777	(13)	232	(139)	80	96	(107)	(11)	69	1,846
Fidelity VIP Index 500 Portfolio - Service Class 2	9,784	108	206	(281)	33	367	(603)	(236)	(203)	9,581
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	509	9	(2)	(13)	(6)	34	(73)	(39)	(45)	464
Fidelity VIP Mid Cap Portfolio - Service Class 2	23,765	(107)	3,452	(3,850)	(505)	2,238	(3,057)	(819)	(1,324)	22,441
Fidelity VIP Value Portfolio - Service Class 2	369	6	142	(154)	(6)	275	(283)	(8)	(14)	355
Fidelity VIP Value Strategies - Service Class 2	845	1	226	(260)	(33)	319	(354)	(35)	(68)	777
Invesco V.I. Diversified Dividend Fund - Series I	169	2	2	(2)	2	25	(6)	19	21	190
Invesco V.I. Global Health Care Fund - Series I	1,237	(9)	260	(231)	20	245	(252)	(7)	13	1,250
Invesco V.I. Global Real Estate Fund - Series I	2,749	70	(28)	(100)	(58)	150	(282)	(132)	(190)	2,559
Invesco V.I. Managed Volatility Fund - Series I	2,681	18	999	(1,093)	(76)	202	(349)	(147)	(223)	2,458
Invesco V.I. Mid Cap Growth Fund - Series I	203	(1)	25	(22)	2	17	(28)	(11)	(9)	194
Invesco V.I. Small Cap Equity Fund - Series I	677	(4)	181	(214)	(37)	40	(127)	(87)	(124)	553
Invesco V.I. Technology Fund - Series I	909	(6)	138	(77)	55	54	(92)	(38)	17	926
MFS Core Equity Portfolio - Initial Class	225	1	116	(120)	(3)	230	(240)	(10)	(13)	212
MFS Growth Series - Initial Class	875	(5)	67	(4)	58	30	(40)	(10)	48	923
MFS Investors Trust Series - Initial Class	302	1	37	(39)	(1)	12	(20)	(8)	(9)	293
MFS Research Series - Initial Class	112	-	13	(13)	-	8	(15)	(7)	(7)	105
T. Rowe Price Equity Income Portfolio	9,473	100	282	(1,074)	(692)	327	(650)	(323)	(1,015)	8,458
T. Rowe Price International Stock Portfolio	3,153	7	53	(103)	(43)	176	(247)	(71)	(114)	3,039
T. Rowe Price Limited-Term Bond Portfolio	656	2	-	(6)	(4)	43	(49)	(6)	(10)	646
T. Rowe Price Mid-Cap Growth Portfolio	2,395	(16)	358	(202)	140	65	(174)	(109)	31	2,426
See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2014

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2013	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2014
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$341	$1	$8	$8	$17	$8	$(24)	$(16)	$1	$342
Fidelity VIP Asset Manager Portfolio - Initial Class	828	4	63	(28)	39	16	(159)	(143)	(104)	724
Fidelity VIP Balanced Portfolio - Initial Class	203	2	27	(9)	20	26	(7)	19	39	242
Fidelity VIP Contrafund Portfolio - Initial Class	4,184	2	136	312	450	125	(314)	(189)	261	4,445
Fidelity VIP Equity-Income Portfolio - Initial Class	2,958	59	42	124	225	79	(221)	(142)	83	3,041
Fidelity VIP Growth - Initial Class	6,089	(44)	198	449	603	86	(527)	(441)	162	6,251
Fidelity VIP Growth and Income - Initial Class	118	2	16	(5)	13	62	(31)	31	44	162
Fidelity VIP Growth Opportunities Portfolio - Initial Class	140	(1)	11	6	16	18	(21)	(3)	13	153
Fidelity VIP High Income - Initial Class	349	14	15	(26)	3	5	(76)	(71)	(68)	281
Fidelity VIP Index 500 Portfolio - Initial Class	7,467	54	317	525	896	114	(664)	(550)	346	7,813
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	363	5	-	13	18	16	(23)	(7)	11	374
Fidelity VIP Mid Cap Portfolio - Initial Class	2,569	(16)	73	77	134	55	(133)	(78)	56	2,625
Fidelity VIP Money Market Portfolio - Initial Class	4,796	(41)	-	-	(41)	79	(591)	(512)	(553)	4,243
Fidelity VIP Overseas Portfolio - Initial Class	918	4	(22)	(58)	(76)	26	(123)	(97)	(173)	745
T. Rowe Price Equity Income Portfolio	240	2	13	1	16	23	(22)	1	17	257
T. Rowe Price International Stock Portfolio	166	-	6	(10)	(4)	15	(9)	6	2	168
T. Rowe Price Mid-Cap Growth Portfolio	440	(4)	59	(2)	53	28	(31)	(3)	50	490
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	715	(1)	26	7	32	27	(67)	(40)	(8)	707
Fidelity VIP Asset Manager Portfolio - Initial Class	468	1	30	(11)	20	8	(64)	(56)	(36)	432
Fidelity VIP Balanced Portfolio - Initial Class	933	2	120	(43)	79	20	(82)	(62)	17	950
Fidelity VIP Contrafund Portfolio - Initial Class	8,432	(25)	256	628	859	125	(653)	(528)	331	8,763
Fidelity VIP Equity-Income Portfolio - Initial Class	2,449	38	17	122	177	65	(236)	(171)	6	2,455
Fidelity VIP Growth - Initial Class	8,514	(93)	503	416	826	153	(749)	(596)	230	8,744
Fidelity VIP Growth and Income - Initial Class	1,021	5	36	44	85	26	(134)	(108)	(23)	998
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,667	(28)	132	174	278	99	(265)	(166)	112	2,779
Fidelity VIP High Income - Initial Class	560	24	11	(34)	1	17	(52)	(35)	(34)	526
Fidelity VIP Index 500 Portfolio - Initial Class	11,523	43	561	749	1,353	129	(1,012)	(883)	470	11,993
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	720	7	1	25	33	46	(45)	1	34	754
Fidelity VIP Mid Cap Portfolio - Initial Class	13,059	(128)	457	290	619	223	(1,235)	(1,012)	(393)	12,666
Fidelity VIP Money Market Portfolio - Initial Class	6,570	(79)	-	-	(79)	540	(506)	34	(45)	6,525
Fidelity VIP Overseas Portfolio - Initial Class	1,350	1	(34)	(87)	(120)	56	(146)	(90)	(210)	1,140
T. Rowe Price Equity Income Portfolio	2,184	11	19	99	129	59	(153)	(94)	35	2,219
T. Rowe Price International Stock Portfolio	1,301	(3)	77	(103)	(29)	63	(137)	(74)	(103)	1,198
T. Rowe Price Mid-Cap Growth Portfolio	4,932	(62)	611	4	553	76	(452)	(376)	177	5,109
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	2	-	-	-	-	1	-	1	1	3
Fidelity VIP Balanced Portfolio - Initial Class	56	-	8	(3)	5	4	(7)	(3)	2	58
Fidelity VIP Contrafund Portfolio - Initial Class	246	1	18	8	27	18	(20)	(2)	25	271
Fidelity VIP Equity-Income Portfolio - Initial Class	103	2	2	4	8	5	(1)	4	12	115
Fidelity VIP Growth - Initial Class	30	-	-	3	3	-	-	-	3	33
Fidelity VIP Growth and Income - Initial Class	-	-	-	-	-	-	-	-	-	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	113	(1)	5	9	13	3	(10)	(7)	6	119
Fidelity VIP High Income - Initial Class	2	-	-	-	-	-	-	-	-	2
Fidelity VIP Index 500 Portfolio - Initial Class	366	3	6	37	46	22	(24)	(2)	44	410
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	52	1	-	2	3	-	(2)	(2)	1	53
Fidelity VIP Mid Cap Portfolio - Initial Class	346	(2)	12	8	18	4	(19)	(15)	3	349

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

As of December 31, 2014

(Amounts in thousands)

		Changes from operations				Changes from policy transactions
	Net assets at December 31, 2013	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2014

Survivorship Variable Universal Life
Fidelity VIP Money Market Portfolio - Initial Class	$92	$(1)	$-	$-	$(1)	$1	$(2)	$(1)	$(2)	$90
Fidelity VIP Overseas Portfolio - Initial Class	112	-	(1)	(9)	(10)	3	(8)	(5)	(15)	97
T. Rowe Price Equity Income Portfolio	112	1	-	6	7	2	(2)	-	7	119
T. Rowe Price International Stock Portfolio	75	-	-	(3)	(3)	2	(1)	1	(2)	73
T. Rowe Price Mid-Cap Growth Portfolio	387	(4)	68	(17)	47	26	(41)	(15)	32	419
Wealthquest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,551	19	-	110	129	98	(240)	(142)	(13)	1,538
Alger Capital Appreciation Portfolio - Class I-2	3,951	(25)	746	(211)	510	212	(294)	(82)	428	4,379
Alger Growth & Income Portfolio - Class I-2	895	14	24	65	103	55	(97)	(42)	61	956
Alger Large Cap Growth Portfolio - Class I-2	1,888	(10)	392	(195)	187	85	(193)	(108)	79	1,967
Alger Mid Cap Growth Portfolio - Class I-2	3,149	(22)	(47)	284	215	116	(302)	(186)	29	3,178
Alger Small Cap Growth Portfolio - Class I-2	2,155	(15)	193	(186)	(8)	114	(164)	(50)	(58)	2,097
Federated Fund for U.S. Government Securities II	225	5	(2)	5	8	23	(50)	(27)	(19)	206
Federated High Income Bond Fund II - Primary Shares	958	50	20	(52)	18	63	(60)	3	21	979
Federated Kaufmann Fund II - Primary Shares	649	(5)	88	(27)	56	37	(66)	(29)	27	676
Federated Managed Volatility Fund II	425	13	36	(33)	16	80	(10)	70	86	511
Federated Quality Bond Fund II - Primary Shares	264	8	-	1	9	16	(68)	(52)	(43)	221
Fidelity VIP Contrafund Portfolio - Service Class 2	12,758	6	380	957	1,343	464	(1,099)	(635)	708	13,466
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,052	22	59	(3)	78	65	(104)	(39)	39	1,091
Fidelity VIP Growth and Income - Service Class 2	484	4	10	31	45	49	(43)	6	51	535
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,685	(12)	81	113	182	91	(181)	(90)	92	1,777
Fidelity VIP Growth Strategies Portfolio - Service Class 2	1,551	(11)	42	156	187	78	(168)	(90)	97	1,648
Fidelity VIP Index 500 Portfolio - Service Class 2	9,057	72	234	801	1,107	324	(704)	(380)	727	9,784
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	531	6	(6)	25	25	62	(109)	(47)	(22)	509
Fidelity VIP Mid Cap Portfolio - Service Class 2	22,242	(150)	689	586	1,125	507	(1,757)	(1,250)	(125)	22,117
Fidelity VIP Money Market Portfolio - Service Class 2	4,667	(34)	-	-	(34)	810	(399)	411	377	5,044
Fidelity VIP Value Leaders Portfolio - Service Class 2	238	-	9	19	28	15	(31)	(16)	12	250
Fidelity VIP Value Portfolio - Service Class 2	130	-	21	(10)	11	20	(42)	(22)	(11)	119
Fidelity VIP Value Strategies - Service Class 2	844	1	42	4	47	40	(86)	(46)	1	845
Invesco V.I. Diversified Dividend Fund - Series I	134	2	5	12	19	31	(15)	16	35	169
Invesco V.I. Global Health Care Fund - Series I	995	(8)	312	(107)	197	479	(434)	45	242	1,237
Invesco V.I. Global Real Estate Fund - Series I	2,437	24	(84)	398	338	166	(192)	(26)	312	2,749
Invesco V.I. Managed Volatility Fund - Series I	2,314	56	151	245	452	372	(457)	(85)	367	2,681
Invesco V.I. Mid Cap Growth Fund - Series I	199	(1)	6	10	15	9	(20)	(11)	4	203
Invesco V.I. Small Cap Equity Fund - Series I	671	(5)	80	(66)	9	62	(65)	(3)	6	677
Invesco V.I. Technology Fund - Series I	892	(6)	137	(42)	89	37	(109)	(72)	17	909
MFS Core Equity Series - Initial Class	221	-	11	11	22	6	(24)	(18)	4	225
MFS Growth Series - Initial Class	911	(5)	114	(43)	66	35	(137)	(102)	(36)	875
MFS Investors Trust Series - Initial Class	303	1	38	(10)	29	27	(57)	(30)	(1)	302
MFS Research Series - Initial Class	105	-	12	(2)	10	6	(9)	(3)	7	112
T. Rowe Price Equity Income Portfolio	9,327	98	148	355	601	262	(717)	(455)	146	9,473
T. Rowe Price International Stock Portfolio	3,288	11	5	(78)	(62)	206	(279)	(73)	(135)	3,153
T. Rowe Price Limited-Term Bond Portfolio	599	4	-	(4)	-	110	(53)	57	57	656
T. Rowe Price Mid-Cap Growth Portfolio	2,217	(16)	282	4	270	79	(171)	(92)	178	2,395

See accompanying notes to the financial statements.

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Universal Life Separate Account (“Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2015, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

On March 27, 2015, MFS Core Equity Series (VIT) Fund reorganized and merged into MFS Core Equity Portfolio (VIT II). Activities prior to the merger are reflected as part of the MFS Core Equity Series (VIT) Fund, while activities after the merger are reflected as part of the MFS Core Equity Portfolio (VIT II).

On April 24, 2015, the Fidelity VIP Growth Strategies Portfolio merged into the Fidelity VIP Mid Cap Portfolio. Activities prior to the merger are reflected as part of the Fidelity VIP Growth Strategies Portfolio, while activities after the merger are reflected as part of the Fidelity VIP Mid Cap Portfolio. On the same day, Fidelity VIP Value Leaders Portfolio merged into Fidelity VIP Value Portfolio. Activities prior to the merger are reflected as part of the Fidelity VIP Value Leaders Portfolio, while activities after the merger are reflected as part of the Fidelity VIP Value Portfolio.

On December 1, 2015, the Fidelity VIP Money Market Portfolio transitioned to a government money market fund and has changed its name to Fidelity VIP Government Money Market Portfolio. Activities prior to the transition are reflected as part of the Fidelity VIP Money Market Portfolio, while activities after the transition are reflected as part of the Fidelity VIP Government Money Market Portfolio.

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices from active markets for identical assets.
Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly from market data or can be corroborated through observed market data.
Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes - The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(2)	SECURITY PURCHASES AND SALES

For the period ended December 31, 2015, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

Fund	Purchases	Sales

Alger Balanced Portfolio - Class I-2	$169	$102
Alger Capital Appreciation Portfolio - Class I-2	625	416
Alger Growth & Income Portfolio - Class I-2	95	25
Alger Large Cap Growth Portfolio - Class I-2	260	169
Alger Mid Cap Growth Portfolio - Class I-2	92	175
Alger Small Cap Growth Portfolio - Class I-2	655	179
Federated Fund for U.S. Government Securities II	143	21
Federated High Income Bond Fund II - Primary Shares	113	67
Federated Kaufmann Fund II - Primary Shares	123	96
Federated Managed Volatility Fund II	139	27
Federated Quality Bond Fund II - Primary Shares	19	12
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	42	87
Fidelity VIP Asset Manager Portfolio - Initial Class	118	123
Fidelity VIP Balanced Portfolio - Initial Class	100	78
Fidelity VIP Contrafund Portfolio - Initial Class	1,596	1,524
Fidelity VIP Contrafund Portfolio - Service Class 2	1,710	894
Fidelity VIP Equity-Income Portfolio - Initial Class	793	455
Fidelity VIP Equity-Income Portfolio - Service Class 2	214	95
Fidelity VIP Government Money Market Portfolio - Initial Class	595	1,412
Fidelity VIP Government Money Market Portfolio - Service Class 2	521	515
Fidelity VIP Growth - Initial Class	742	1,538
Fidelity VIP Growth and Income - Initial Class	125	43
Fidelity VIP Growth and Income - Service Class 2	80	25
Fidelity VIP Growth Opportunities Portfolio - Initial Class	355	320
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	273	111
Fidelity VIP High Income - Initial Class	64	93
Fidelity VIP Index 500 Portfolio - Initial Class	616	1,418
Fidelity VIP Index 500 Portfolio - Service Class 2	506	628
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	184	154
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	45	74
Fidelity VIP Mid Cap Portfolio - Initial Class	2,053	1,702
Fidelity VIP Mid Cap Portfolio - Service Class 2	5,010	3,133
Fidelity VIP Overseas Portfolio - Initial Class	90	244
Fidelity VIP Value Portfolio - Service Class 2	323	284
Fidelity VIP Value Strategies - Service Class 2	323	357
Invesco V.I. Diversified Dividend Fund - Series I	27	7
Invesco V.I. Global Health Care Fund - Series I	351	256
Invesco V.I. Global Real Estate Fund - Series I	226	288
Invesco V.I. Managed Volatility Fund - Series I	1,135	355
Invesco V.I. Mid Cap Growth Fund - Series I	34	29
Invesco V.I. Small Cap Equity Fund - Series I	162	129
Invesco V.I. Technology Fund - Series I	142	92
MFS Core Equity Portfolio - Initial Class	259	241
MFS Growth Series - Initial Class	77	43
MFS Investors Trust Series - Initial Class	47	21
MFS Research Series - Initial Class	17	15
T. Rowe Price Equity Income Portfolio	855	1,006
T. Rowe Price International Stock Portfolio	346	432
T. Rowe Price Limited-Term Bond Portfolio	46	50
T. Rowe Price Mid-Cap Growth Portfolio	1,384	754

Total	$24,019	$20,314

(3)        POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

Surrender Charge - A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge - After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge - Premium loads vary by product as follows:

Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.

Investrac Advantage Variable Universal Life - no sales charges or loads.

Survivorship Variable Universal Life - up to a 3% sales charge.

WealthQuest III Variable Universal Life - up to a 6% sales charge.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio - Class I-2
2015	933	1.71	1,595	2.11	0.70	0.59
2014	906	1.70	1,538	1.92	0.70	8.97
2013	993	1.56	1,550	1.22	0.70	14.47
2012	998	1.36	1,361	1.37	0.70	5.48
2011	978	1.29	1,264	2.79	0.70	(0.67)
Alger Capital Appreciation Portfolio - Class I-2
2015	1,454	3.01	4,372	11.15	0.70	5.61
2014	1,536	2.85	4,379	15.42	0.70	13.10
2013	1,565	2.52	3,950	12.03	0.70	34.25
2012	1,563	1.88	2,939	1.14	0.70	17.47
2011	1,552	1.60	2,485	0.11	0.70	(1.00)
Alger Growth & Income Portfolio - Class I-2
2015	577	1.77	1,021	1.72	0.70	0.57
2014	542	1.76	956	2.19	0.70	11.39
2013	567	1.58	894	1.98	0.70	29.01
2012	602	1.22	737	3.37	0.70	11.55
2011	620	1.10	680	1.72`	0.70	5.77
Alger Large Cap Growth Portfolio - Class I-2
2015	986	1.91	1,884	10.91	0.70	1.06
2014	1,039	1.89	1,967	16.10	0.70	9.88
2013	1,100	1.72	1,888	0.80	0.70	34.14
2012	1,135	1.28	1,453	1.22	0.70	9.09
2011	1,210	1.17	1,419	1.05	0.70	(1.04)
Alger Mid Cap Growth Portfolio - Class I-2
2015	1,477	2.07	3,051	-	0.70	(1.90)
2014	1,504	2.11	3,178	-	0.70	7.11
2013	1,598	1.97	3,149	0.34	0.70	34.89
2012	1,627	1.46	2,377	-	0.70	15.39
2011	1,638	1.27	2,073	0.35	0.70	(8.91)
Alger Small Cap Growth Portfolio - Class I-2
2015	759	2.56	1,946	27.90	0.70	(4.12)
2014	785	2.67	2,097	9.05	0.70	(0.37)
2013	805	2.68	2,155	13.46	0.70	33.32
2012	862	2.01	1,732	22.10	0.70	11.71
2011	875	1.80	1,573	-	0.70	(3.86)
Federated Fund for U.S. Government Securities II
2015	240	1.35	323	1.89	0.70	-
2014	153	1.35	206	2.74	0.70	3.85
2013	173	1.30	225	3.20	0.70	(2.73)
2012	157	1.33	209	3.68	0.70	2.25
2011	142	1.30	185	3.49	0.70	5.04
Federated High Income Bond Fund II - Primary Shares
2015	397	2.39	947	5.71	0.70	(3.24)
2014	397	2.47	979	5.91	0.70	2.07
2013	396	2.42	958	6.77	0.70	6.24
2012	403	2.28	917	7.47	0.70	13.89
2011	390	2.00	779	8.74	0.70	4.44
Federated Kaufmann Fund II - Primary Shares
2015	281	2.31	648	15.10	0.70	5.96
2014	310	2.18	676	10.64	0.70	9.00
2013	324	2.00	649	8.29	0.70	39.15
2012	322	1.44	464	-	0.70	16.46
2011	316	1.24	391	1.06	0.70	(13.89)

Federated Managed Volatility Fund II
2015	316	1.76	554	4.70	0.70	(7.85)
2014	267	1.91	511	10.54	0.70	3.24
2013	229	1.85	425	2.94	0.70	-
2012	245	1.53	375	8.65	0.70	12.75
2011	244	1.36	331	3.71	0.70	4.04
Federated Quality Bond Fund II - Primary Shares
2015	149	1.47	218	3.65	0.70	(0.68)
2014	149	1.48	221	3.93	0.70	2.78
2013	183	1.44	264	4.81	0.70	0.33
2012	258	1.43	370	4.15	0.70	8.95
2011	267	1.32	352	5.04	0.70	1.56
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
2015	473	1.87 to 26.25	998	1.27	0.90 to 1.25	(1.06) to (0.83)
2014	487	1.89 to 26.47	1,052	1.16	0.90 to 1.25	4.91 to 5.19
2013	514	1.80 to 2.89	1,059	1.31	0.90 to 1.25	20.89 to 21.32
2012	527	1.49 to 20.79	900	1.74	0.90 to 1.25	14.01 to 14.41
2011	610	1.31 to 18.17	909	1.83	0.90 to 1.25	(7.33) to (7.01)
Fidelity VIP Asset Manager Portfolio - Initial Class
2015	428	1.89 to 2.99	1,058	8.67	0.90 to 1.25	(1.05) to (0.99)
2014	466	1.91 to 3.02	1,156	6.11	0.90 to 1.25	4.37 to 4.86
2013	544	1.83 to 2.88	1,296	1.79	0.90 to 1.25	14.27 to 14.67
2012	594	1.60 to 2.51	1,227	2.24	0.90 to 1.25	11.07 to 11.46
2011	664	1.44 to 2.25	1,247	2.43	0.90 to 1.25	(3.77) to (3.43)
Fidelity VIP Balanced Portfolio - Initial Class
2015	602	1.90 to 30.29	1,223	4.61	0.90 to 1.25	(1.01) to 0.00
2014	610	1.90 to 30.39	1,250	13.69	0.90 to 1.25	8.79 to 9.28
2013	632	1.82 to 27.81	1,192	5.92	0.90 to 1.25	18.17 to 18.59
2012	680	1.47 to 23.45	1,084	6.73	0.90 to 1.25	13.63 to 14.03
2011	696	1.29 to 20.56	974	1.98	0.90 to 1.25	(4.81) to (4.48)
Fidelity VIP Contrafund Portfolio - Initial Class
2015	3,011	3.43 to 65.56	12,352	10.17	0.90 to 1.25	(0.58) to (0.16)
2014	3,271	3.45 to 65.71	13,479	2.95	0.90 to 1.25	10.58 to 10.94
2013	3,465	3.12 to 59.23	12,863	1.09	0.90 to 1.25	29.66 to 30.11
2012	3,768	2.40 to 45.52	10,815	1.36	0.90 to 1.25	14.96 to 15.36
2011	4,126	2.09 to 39.46	10,216	1.00	0.90 to 1.25	(3.73) to (3.40)
Fidelity VIP Contrafund Portfolio - Service Class 2
2015	4,658	2.79	13,017	9.97	0.70	(0.36)
2014	4,805	2.80	13,466	2.79	0.70	10.67
2013	5,047	2.53	12,758	0.87	0.70	30.04
2012	5,128	1.94	9,969	1.19	0.70	15.32
2011	5,084	1.69	8,568	0.82	0.70	(3.46)
Fidelity VIP Equity-Income Portfolio - Initial Class
2015	1,619	2.22 to 48.72	5,061	12.71	0.90 to 1.25	(5.13) to (4.74)
2014	1,708	2.34 to 51.19	5,611	4.23	0.90 to 1.25	7.34 to 7.75
2013	1,814	2.18 to 47.51	5,511	9.28	0.90 to 1.25	26.56 to 27.00
2012	1,915	1.72 to 37.41	4,610	9.61	0.90 to 1.25	15.84 to 16.25
2011	2,021	1.48 to 32.18	4,265	2.46	0.90 to 1.25	(0.28) to 0.07
Fidelity VIP Equity-Income Portfolio - Service Class 2
2015	621	1.66	1,031	12.63	0.70	(5.14)
2014	624	1.75	1,091	4.14	0.70	8.02
2013	649	1.62	1,052	7.33	0.70	26.94
2012	620	1.28	791	9.81	0.70	16.23
2011	579	1.10	636	2.38	0.70	(0.05)
Fidelity VIP Government Money Market Portfolio - Initial Class
2015	7,792	1.14 to 1.53	10,040	0.03	0.90 to 1.25	(1.68) to (0.87)
2014	8,321	1.15 to 1.55	10,858	0.01	0.90 to 1.25	(0.86) to (0.64)
2013	8,622	1.20 to 1.56	11,458	0.03	0.90 to 1.25	(1.21) to (0.87)
2012	8,970	1.17 to 1.57	12,079	0.14	0.90 to 1.25	(1.1) to (0.70)
2011	9,813	1.18 to 1.58	13,329	0.11	0.90 to 1.25	(1.13) to (0.79)

Fidelity VIP Government Money Market Portfolio - Service Class 2
2015	5,254	0.96	5,051	0.02	0.70	(1.03)
2014	5,212	0.97	5,044	0.01	0.70	-
2013	4,789	0.97	4,667	0.01	0.70	(0.68)
Fidelity VIP Growth - Initial Class
2015	5,022	2.33 to 75.51	14,772	3.40	0.90 to 1.25	5.91 to 6.22
2014	5,390	2.20 to 71.09	15,028	0.19	0.90 to 1.25	10.00 to 10.30
2013	5,774	2.00 to 3.99	14,632	0.35	0.90 to 1.25	34.64 to 35.12
2012	6,288	1.49 to 47.70	11,801	0.62	0.90 to 1.25	13.25 to 13.65
2011	6,788	1.31 to 41.97	11,190	0.72	0.90 to 1.25	(1.04) to (0.69)
Fidelity VIP Growth and Income - Initial Class
2015	583	1.73 to 29.06	1,134	7.06	0.90 to 1.25	(3.40) to (3.13)
2014	575	1.79 to 30.00	1,160	1.76	0.90 to 1.25	8.99 to 9.45
2013	613	1.64 to 1.89	1,139	1.92	0.90 to 1.25	31.91 to 32.37
2012	642	1.24 to 1.43	906	2.39	0.90 to 1.25	17.08 to 17.49
2011	656	1.05 to 17.62	792	1.77	0.90 to 1.25	0.35 to 0.70
Fidelity VIP Growth and Income - Service Class 2
2015	283	1.90	538	7.08	0.70	(3.55)
2014	272	1.97	535	1.61	0.70	9.44
2013	269	1.80	484	6.87	0.70	32.32
2012	261	1.36	354	2.24	0.70	17.41
2011	252	1.16	291	1.64	0.70	0.65
Fidelity VIP Growth Opportunities Portfolio - Initial Class
2015	1,548	1.52 to 35.51	2,947	10.10	0.90 to 1.25	3.93 to 4.83
2014	1,672	1.45 to 33.93	3,051	0.31	0.90 to 1.25	11.17 to 11.54
2013	1,773	1.30 to 1.60	2,920	0.34	0.90 to 1.25	39.19 to 36.66
2012	2,153	0.95 to 22.33	2,592	0.43	0.90 to 1.25	18.12 to 18.53
2011	2,259	0.81 to 18.84	2,302	0.17	0.90 to 1.25	1.03 to 1.38
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
2015	830	2.22	1,846	10.32	0.70	4.23
2014	836	2.13	1,777	0.08	0.70	11.52
2013	881	1.91	1,685	0.10	0.70	36.58
2012	863	1.40	1,208	0.17	0.70	18.48
2011	803	1.18	949	-	0.70	1.26
Fidelity VIP High Income - Initial Class
2015	412	1.53 to 17.12	705	6.60	0.90 to 1.25	(4.97) to (4.46)
2014	445	1.61 to 17.92	809	5.57	0.90 to 1.25	0.00 to 0.42
2013	494	1.61 to 17.88	910	5.76	0.90 to 1.25	4.63 to 5.00
2012	512	1.54 to 17.03	910	5.69	0.90 to 1.25	12.80 to 13.19
2011	574	1.36 to 15.04	897	6.94	0.90 to 1.25	2.74 to 3.10
Fidelity VIP Index 500 Portfolio - Initial Class
2015	6,485	2.26 to 297.85	19,279	2.06	0.90 to 1.25	0.00 to 0.42
2014	6,801	2.26 to 296.59	20,216	1.70	0.90 to 1.25	12.44 to 12.69
2013	7,326	2.01 to 263.51	19,357	2.88	0.90 to 1.25	30.60 to 31.06
2012	7,914	1.54 to 201.06	15,982	3.43	0.90 to 1.25	14.46 to 14.87
2011	8,697	1.35 to 175.03	15,310	4.35	0.90 to 1.25	0.77 to 1.13
Fidelity VIP Index 500 Portfolio - Service Class 2
2015	4,628	2.07	9,581	1.88	0.70	0.49
2014	4,744	2.06	9,784	1.55	0.70	12.57
2013	4,940	1.83	9,057	2.69	0.70	30.99
2012	5,020	1.40	7,026	3.25	0.70	14.82
2011	5,126	1.22	6,248	4.13	0.70	1.08
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
2015	554	1.89 to 24.28	1,172	2.72	0.90 to 1.25	(2.07) to (1.46)
2014	534	1.93 to 24.64	1,181	2.26	0.90 to 1.25	4.74 to 4.89
2013	536	1.84 to 2.53	1,134	3.38	0.90 to 1.25	(3.00) to (2.66)
2012	610	1.90 to 24.14	1,337	4.95	0.90 to 1.25	4.57 to 4.94
2011	653	1.82 to 23.00	1,359	6.06	0.90 to 1.25	6.00 to 6.37
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
2015	327	1.42	464	2.47	0.70	(1.39)
2014	354	1.44	509	2.01	0.70	5.11
2013	387	1.37	531	3.32	0.70	(2.75)
2012	384	1.41	542	4.98	0.70	4.86
2011	366	1.35	493	6.00	0.70	6.29

Fidelity VIP Mid Cap Portfolio - Initial Class
2015	2,475	5.42 to 65.60	13,950	12.75	0.90 to 1.25	(2.52) to (2.28)
2014	2,710	5.56 to 67.13	15,640	2.56	0.90 to 1.25	4.91 to 5.34
2013	2,911	5.30 to 5.81	15,974	8.75	0.90 to 1.25	34.54 to 35.01
2012	3,097	3.94 to 47.20	12,673	8.49	0.90 to 1.25	13.39 to 13.79
2011	3,452	3.48 to 41.48	12,454	0.42	0.90 to 1.25	(11.72) to (11.41)
Fidelity VIP Mid Cap Portfolio - Service Class 2
2015	-	-	-	18.56	0.70	-
2014	877	1.88	1,648	-	0.70	12.57
2013	930	-	1,551	0.10	0.70	35.76
2012	1,011	-	1,242	-	0.70	10.74
2011	1,011	1.11	1,122	-	0.70	(9.85)
Fidelity VIP Mid Cap Portfolio - Service Class 2
2015	6,375	3.52	22,441	12.17	0.70	(2.22)
2014	6,137	3.60	22,117	2.37	0.70	5.26
2013	6,499	3.42	22,242	13.60	0.70	34.92
2012	6,631	2.54	16,820	8.85	0.70	13.75
2011	6,694	2.23	14,927	0.20	0.70	(11.47)
Fidelity VIP Overseas Portfolio - Initial Class
2015	903	1.76 to 32.41	1,875	1.45	0.90 to 1.25	2.33 to 2.98
2014	984	1.72 to 31.56	1,982	1.34	0.90 to 1.25	(8.99) to (8.89)
2013	1,073	1.89 to 34.64	2,380	1.73	0.90 to 1.25	28.82 to 29.27
2012	1,123	1.47 to 26.80	1,935	2.30	0.90 to 1.25	19.23 to 19.65
2011	1,237	1.23 to 22.40	1,769	1.63	0.90 to 1.25	(18.19) to (17.91)
Fidelity VIP Value Portfolio - Service Class 2
2015	-	-	-	3.20	0.70	-
2014	160	1.56	250	0.94	0.70	12.23
2013	171	1.39	238	0.42	0.70	33.94
2012	166	1.04	172	2.37	0.70	12.82
2011	154	0.92	142	1.23	0.70	(8.84)
Fidelity VIP Value Portfolio - Service Class 2
2015	195	1.82	355	18.58	0.70	(1.62)
2014	64	1.85	119	5.15	0.70	10.12
2013	77	1.68	130	6.78	0.70	31.26
2012	86	1.28	110	1.60	0.70	19.70
2011	88	1.07	94	0.79	0.70	(3.36)
Fidelity VIP Value Strategies - Service Class 2
2015	386	2.01	777	0.99	0.70	(3.83)
2014	404	2.09	845	0.80	0.70	5.56
2013	427	1.98	844	0.70	0.70	29.28
2012	427	1.53	653	0.38	0.70	26.17
2011	425	1.21	516	0.77	0.70	(9.67)
Invesco V.I. Capital Development Fund - Series I
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	7	21.32	154	-	0.70	(18.05)
Invesco V.I. Diversified Dividend Fund - Series I
2015	5	41.10	190	1.67	0.70	1.36
2014	4	40.55	169	1.79	0.70	12.05
2013	4	-	134	2.31	0.70	30.12
2012	3	27.82	87	1.99	0.70	17.89
2011	3	23.59	78	-	0.70	(8.13)
Invesco V.I. Dynamics Fund - Series I
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	-	0.70	11.21
Invesco V.I. Financial Services Fund - Series I
2015	-	-	-	-	-	-
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	0.19	0.70	6.36

Invesco V.I. Global Health Care Fund - Series I
2015	489	2.55	1,250	9.01	0.70	2.41
2014	496	2.49	1,237	4.05	0.70	18.57
2013	474	1.29	995	0.68	0.70	39.56
2012	486	1.50	731	-	0.70	20.05
2011	461	1.25	577	-	0.70	3.23
Invesco V.I. Global Real Estate Fund - Series I
2015	754	3.39	2,559	3.35	0.70	(2.31)
2014	792	3.47	2,749	1.65	0.70	13.77
2013	799	2.10	2,437	3.76	0.70	2.00
2012	829	2.99	2,479	0.57	0.70	27.22
2011	825	2.35	1,938	3.99	0.70	(7.16)
Invesco V.I. Managed Volatility Fund - Series I
2015	1,114	2.21	2,458	36.74	0.70	(2.64)
2014	1,181	2.27	2,681	7.77	0.70	19.47
2013	1,221	2.14	2,314	5.36	0.70	9.98
2012	1,267	1.72	2,184	6.72	0.70	2.87
2011	1,291	1.68	2,163	3.25	0.70	15.64
Invesco V.I. Mid Cap Growth Fund - Series I
2015	14	14.24	194	8.07	0.70	0.49
2014	14	14.17	203	-	0.70	7.27
2013	15	13.21	199	0.39	0.70	36.06
2012	17	9.71	161	0.06	0.70	(54.47)
Invesco V.I. Small Cap Equity Fund - Series I
2015	271	2.04	553	20.01	0.70	(6.42)
2014	311	2.18	677	8.52	0.70	1.87
2013	313	-	671	1.03	0.70	36.51
2012	315	1.57	494	-	0.70	13.09
2011	285	1.39	396	-	0.70	(1.42)
Invesco V.I. Technology Fund - Series I
2015	614	1.51	926	10.03	0.70	6.34
2014	640	1.42	909	8.27	0.70	10.08
2013	692	1.90	892	8.02	0.70	24.27
2012	726	1.04	753	-	0.70	10.49
2011	740	0.94	695	0.20	0.70	(5.72)
MFS Core Equity Portfolio - Initial Class
2015	9	23.22	212	14.18	0.70	1,096.91
2014	116	1.94	225	0.74	0.70	10.23
2013	126	1.76	221	1.03	0.70	33.66
2012	122	1.32	160	0.81	0.70	15.41
2011	121	1.14	138	0.96	0.70	(1.71)
MFS Growth Series - Initial Class
2015	381	2.42	923	5.56	0.70	6.61
2014	386	2.27	875	6.56	0.70	8.10
2013	434	2.10	911	0.99	0.70	35.90
2012	428	1.54	661	-	0.70	16.56
2011	448	1.32	593	0.19	0.70	(1.02)
MFS Investors Trust Series - Initial Class
2015	138	2.12	293	12.10	0.70	(0.47)
2014	142	2.13	302	8.46	0.70	10.36
2013	157	1.93	303	1.06	0.70	31.13
2012	168	1.48	248	0.89	0.70	18.34
2011	164	1.25	204	0.99	0.70	(2.86)
MFS Research Series - Initial Class
2015	47	2.24	105	8.30	0.70	-
2014	50	2.24	112	8.58	0.70	9.80
2013	52	2.04	105	0.56	0.70	31.36
2012	50	1.56	78	0.79	0.70	16.44
2011	44	1.34	59	0.90	0.70	(1.14)

T. Rowe Price Equity Income Portfolio
2015	5,101	2.02 to 38.83	10,670	3.91	0.70 to 1.25	(8.17) to (7.34)
2014	5,324	2.18 to 42.06	12,068	1.74	0.70 to 1.25	6.20 to 6.40
2013	5,578	2.42 to 2.05	11,864	1.56	0.70 to 1.25	28.11 to 28.82
2012	5,792	1.59 to 30.75	9,587	2.19	0.70 to 1.25	15.68 to 16.32
2011	5,976	1.37 to 26.48	8,507	1.77	0.70 to 1.25	(1.94) to (1.40)
T. Rowe Price International Stock Portfolio
2015	2,620	1.36 to 19.82	4,351	2.89	0.70 to 1.25	(2.16) to (1.70)
2014	2,725	1.39 to 20.18	4,592	1.63	0.70 to 1.25	(2.61) to (1.68)
2013	2,810	1.53 to 1.79	4,831	0.85	0.70 to 1.25	12.64 to 13.26
2012	2,928	1.25 to 18.24	4,445	1.27	0.70 to 1.25	16.95 to 17.60
2011	3,141	1.07 to 15.54	4,027	1.60	0.70 to 1.25	(13.92) to (13.44)
T. Rowe Price Limited-Term Bond Portfolio
2015	475	1.36	646	1.08	0.70	(0.73)
2014	480	1.37	656	1.21	0.70	-
2013	438	1.37	599	1.56	0.70	(0.57)
2012	442	1.38	607	2.22	0.70	1.73
2011	448	1.35	605	3.20	0.70	0.89
T. Rowe Price Mid-Cap Growth Portfolio
2015	1,660	3.73 to 61.02	8,455	13.43	0.70 to 1.25	5.28 to 5.97
2014	1,745	3.52 to 57.78	8,413	11.06	0.70 to 1.25	11.59 to 12.46
2013	1,846	4.92 to 3.13	7,976	8.75	0.70 to 1.25	35.00 to 35.74
2012	1,923	2.31 to 38.05	6,141	9.42	0.70 to 1.25	12.47 to 13.09
2011	2,060	2.04 to 33.71	5,852	11.50	0.70 to 1.25	(2.50) to (1.96)

1	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
2	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
3	These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(5) UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2015 and 2014 were as follows:

		2014			2015

Fund	December 31, 2013 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2014 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2015 Units Outstanding

Alger Balanced Portfolio - Class I-2	993,234	60,613	147,439	906,408	84,997	58,238	933,167
Alger Capital Appreciation Portfolio - Class I-2	1,565,420	81,183	110,802	1,535,801	53,426	135,083	1,454,144
Alger Growth & Income Portfolio - Class I-2	567,116	33,006	58,510	541,612	47,860	12,570	576,902
Alger Large Cap Growth Portfolio - Class I-2	1,099,859	47,306	107,731	1,039,434	30,413	84,249	985,598
Alger Mid Cap Growth Portfolio - Class I-2	1,598,307	57,225	151,556	1,503,976	50,018	76,873	1,477,121
Alger Small Cap Growth Portfolio - Class I-2	804,844	43,334	63,036	785,142	37,445	63,739	758,848
Federated Fund for U.S. Government Securities II	173,242	17,846	38,307	152,781	102,852	15,260	240,373
Federated High Income Bond Fund II - Primary Shares	396,217	25,117	24,061	397,273	25,311	25,682	396,902
Federated Kaufmann Fund II - Primary Shares	324,017	17,892	32,174	309,735	11,281	39,855	281,161
Federated Managed Volatility Fund II	229,313	42,877	5,124	267,066	61,779	13,220	315,625
Federated Quality Bond Fund II - Primary Shares	183,185	11,157	45,638	148,704	7,411	7,430	148,685
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	514,241	17,143	44,139	487,245	16,301	30,917	472,629
Fidelity VIP Asset Manager Portfolio - Initial Class	544,229	9,328	87,243	466,314	9,607	48,037	427,884
Fidelity VIP Balanced Portfolio - Initial Class	632,366	24,780	47,634	609,512	25,354	32,985	601,881
Fidelity VIP Contrafund Portfolio - Initial Class	3,465,302	60,686	255,186	3,270,802	72,078	331,760	3,011,120
Fidelity VIP Contrafund Portfolio - Service Class 2	5,047,076	176,687	419,171	4,804,592	156,976	303,826	4,657,742
Fidelity VIP Equity-Income Portfolio - Initial Class	1,814,435	46,707	152,931	1,708,211	42,778	131,733	1,619,256
Fidelity VIP Equity-Income Portfolio - Service Class 2	648,959	38,397	62,948	624,408	50,109	53,843	620,674
Fidelity VIP Government Money Market Portfolio - Initial Class	8,622,441	504,816	806,066	8,321,191	527,320	1,056,331	7,792,180
Fidelity VIP Government Money Market Portfolio - Service Class 2	4,789,446	832,923	410,781	5,211,588	562,403	519,981	5,254,010
Fidelity VIP Growth - Initial Class	5,773,915	93,702	477,733	5,389,884	112,101	480,346	5,021,639
Fidelity VIP Growth and Income - Initial Class	612,522	50,435	87,962	574,995	26,900	19,057	582,838
Fidelity VIP Growth and Income - Service Class 2	268,925	26,307	23,374	271,858	22,773	12,061	282,570
Fidelity VIP Growth Opportunities Portfolio - Initial Class	1,773,182	73,043	174,166	1,672,059	37,966	162,481	1,547,544
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	881,314	46,260	91,200	836,374	42,461	48,559	830,276
Fidelity VIP High Income - Initial Class	493,581	13,602	62,341	444,842	10,224	43,256	411,810
Fidelity VIP Index 500 Portfolio - Initial Class	7,326,431	84,141	609,509	6,801,063	83,605	399,357	6,485,311
Fidelity VIP Index 500 Portfolio - Service Class 2	4,940,479	168,328	364,720	4,744,087	175,933	291,651	4,628,369
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	535,957	31,097	32,643	534,411	80,437	60,364	554,484
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	387,252	43,437	77,145	353,544	24,636	50,918	327,262
Fidelity VIP Mid Cap Portfolio - Initial Class	2,910,632	50,983	251,676	2,709,939	36,853	271,464	2,475,328
Fidelity VIP Mid Cap Portfolio - Service Class 2	7,428,149	191,624	605,344	7,014,429	595,594	1,235,358	6,374,665
Fidelity VIP Overseas Portfolio - Initial Class	1,073,199	40,773	130,042	983,930	35,115	115,918	903,127
Fidelity VIP Value Portfolio - Service Class 2	248,127	21,029	44,967	224,189	143,355	172,286	195,258
Fidelity VIP Value Strategies - Service Class 2	426,789	19,676	42,593	403,872	144,473	162,203	386,142
Invesco V.I. Diversified Dividend Fund - Series I	3,712	842	387	4,167	604	155	4,616
Invesco V.I. Global Health Care Fund - Series I	474,029	202,752	180,857	495,924	90,538	97,092	489,370
Invesco V.I. Global Real Estate Fund - Series I	799,444	50,718	58,056	792,106	43,052	81,387	753,771
Invesco V.I. Managed Volatility Fund - Series I	1,220,505	168,205	207,779	1,180,931	88,079	154,666	1,114,344
Invesco V.I. Mid Cap Growth Fund - Series I	15,089	732	1,520	14,301	1,225	1,917	13,609
Invesco V.I. Small Cap Equity Fund - Series I	313,266	28,912	31,382	310,796	18,988	59,183	270,601
Invesco V.I. Technology Fund - Series I	692,130	28,212	80,824	639,518	36,973	62,227	614,264
MFS Core Equity Portfolio - Initial Class	125,826	3,448	13,351	115,923	10,397	117,183	9,137
MFS Growth Series - Initial Class	434,086	16,262	64,780	385,568	12,317	16,937	380,948
MFS Investors Trust Series - Initial Class	156,672	13,434	28,600	141,506	5,914	9,395	138,025
MFS Research Series - Initial Class	51,529	2,526	4,078	49,977	3,410	6,514	46,873
T. Rowe Price Equity Income Portfolio	5,577,826	158,881	413,029	5,323,678	209,657	432,696	5,100,639
T. Rowe Price International Stock Portfolio	2,810,165	164,366	249,900	2,724,631	139,270	244,245	2,619,656
T. Rowe Price Limited-Term Bond Portfolio	437,719	80,961	38,542	480,138	30,287	35,843	474,582
T. Rowe Price Mid-Cap Growth Portfolio	1,845,797	47,667	148,396	1,745,068	56,980	141,597	1,660,451

	84,051,498	4,071,378	7,667,373	80,455,503	4,295,836	8,027,928	76,723,411

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Item 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2015. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statements schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 29, 2016 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

February 29, 2016

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Managements’ Annual Report on Internal Control over Financial Reporting in Item 9A. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control – Integrated Framework (2013) issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2015, and the related financial statement schedules I-V, and our report dated February 29, 2016 expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Houston, Texas

February 29, 2016

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except share data)

	December 31,
	2015	2014
		(As Adjusted)
ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost (Fair value $7,755,553 and $8,652,913)	$7,609,420	$8,225,050
Fixed maturity, bonds available-for-sale, at fair value (Amortized cost $5,427,831 and $4,694,716)	5,483,916	4,921,807
Equity securities, at fair value (Cost $810,826 and $739,384)	1,514,979	1,516,978
Mortgage loans on real estate, net of allowance	3,483,280	3,359,586
Policy loans	407,491	405,979
Investment real estate, net of accumulated depreciation of $212,139 and $193,611	581,255	479,062
Short-term investments	460,612	431,000
Other invested assets	173,042	220,255

Total investments	19,713,995	19,559,717

Cash and cash equivalents	190,237	209,455
Investments in unconsolidated affiliates	379,348	311,779
Accrued investment income	177,474	185,943
Reinsurance recoverables	413,881	428,654
Prepaid reinsurance premiums	77,907	56,019
Premiums due and other receivables	285,446	280,587
Deferred policy acquisition costs	1,324,669	1,253,544
Property and equipment, net	120,680	110,794
Current tax receivable	4,091	8,669
Other assets	140,788	137,856
Separate account assets	918,446	1,001,515

Total assets	$23,746,962	$23,544,532

LIABILITIES
Future policy benefits
Life	$2,853,962	$2,770,232
Annuity	1,113,057	1,006,748
Accident and health	65,034	58,364
Policyholders’ account balances	10,829,173	10,781,285
Policy and contract claims	1,280,011	1,297,708
Unearned premium reserve	812,977	755,051
Other policyholder funds	305,836	291,775
Liability for retirement benefits	207,635	195,712
Notes payable	128,436	108,177
Deferred tax liabilities, net	219,295	287,175
Other liabilities	550,629	550,843
Separate account liabilities	918,446	1,001,515

Total liabilities	19,284,491	19,104,585

STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value, - Authorized 50,000,000, Issued 30,832,449 and 30,832,449, Outstanding 26,894,456 and 26,871,942 shares	30,832	30,832
Additional paid-in capital	13,689	9,248
Accumulated other comprehensive income	352,620	490,782
Retained earnings	4,157,184	3,998,642
Treasury stock, at cost	(102,043)	(101,941)

Total American National stockholders’ equity	4,452,282	4,427,563
Noncontrolling interest	10,189	12,384

Total stockholders’ equity	4,462,471	4,439,947

Total liabilities and stockholders’ equity	$23,746,962	$23,544,532

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
PREMIUMS AND OTHER REVENUE
Premiums
Life	$305,350	$307,771	$293,173
Annuity	183,125	190,357	155,162
Accident and health	196,777	216,868	212,931
Property and casualty	1,153,267	1,100,975	1,074,260
Other policy revenues	250,265	224,254	210,224
Net investment income	834,831	932,858	1,016,810
Net realized investment gains	87,385	48,062	124,144
Other-than-temporary impairments	(27,942)	(6,640)	(4,591)
Other income	34,397	36,085	37,097

Total premiums and other revenues	3,017,455	3,050,590	3,119,210

BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	386,785	351,271	345,566
Annuity	230,221	234,173	193,840
Claims incurred
Accident and health	146,805	144,799	139,762
Property and casualty	776,562	745,540	746,636
Interest credited to policyholders’ account balances	293,464	353,492	426,102
Commissions for acquiring and servicing policies	425,338	397,126	371,948
Other operating expenses	501,377	485,865	503,051
Change in deferred policy acquisition costs	(11,785)	9,578	29,835

Total benefits, losses and expenses	2,748,767	2,721,844	2,756,740

Income before federal income tax and equity in earnings of unconsolidated affiliates	268,688	328,746	362,470

Less: Provision for federal income taxes
Current	93,979	77,547	73,798
Deferred	9,741	19,067	34,277

Total provision for federal income taxes	103,720	96,614	108,075
Equity in earnings of unconsolidated affiliates	77,408	14,694	16,019

Net income	242,376	246,826	270,414
Less: Net income (loss) attributable to noncontrolling interest, net of tax	(612)	1,491	3,933

Net income attributable to American National	$242,988	$245,335	$266,481

Amounts available to American National common stockholders
Earnings per share
Basic	$9.04	$9.15	$9.95
Diluted	9.02	9.11	9.90
Cash dividends to common stockholders	3.14	3.08	3.08
Weighted average common shares outstanding	26,876,522	26,802,841	26,791,900
Weighted average common shares outstanding and dilutive potential common shares	26,950,066	26,918,670	26,914,591

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
Net income	$242,376	$246,826	$270,414

Other comprehensive income (loss), net of tax
Change in net unrealized gain (losses) on securities	(114,717)	110,214	87,095
Foreign currency transaction and translation adjustments	(1,630)	(954)	(512)
Defined benefit pension plan adjustment	(21,815)	(32,190)	85,119

Other comprehensive income (loss), net of tax	(138,162)	77,070	171,702

Total comprehensive income	104,214	323,896	442,116
Less: Comprehensive income (loss) attributable to noncontrolling interest	(612)	1,491	3,933

Total comprehensive income attributable to American National	$104,826	$322,405	$438,183

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(In thousands)

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
Common Stock
Balance at beginning and end of the period	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	9,248	4,650	—
Reissuance of treasury shares	2,129	1,635	3,025
Income tax effect from restricted stock arrangement	1,165	—	80
Amortization of restricted stock	1,147	2,963	1,545

Balance at end of the period	13,689	9,248	4,650

Accumulated Other Comprehensive Income
Balance as of January 1,	490,782	413,712	242,010
Other comprehensive income (loss)	(138,162)	77,070	171,702

Balance at end of the period	352,620	490,782	413,712

Retained Earnings
Balance as of January 1,	3,998,642	3,836,112	3,652,462
Net income attributable to American National	242,988	245,335	266,481
Cash dividends to common stockholders	(84,446)	(82,805)	(82,831)

Balance at end of the period	4,157,184	3,998,642	3,836,112

Treasury Stock
Balance as of January 1,	(101,941)	(97,441)	(98,286)
Reissuance (purchase) of treasury shares	(102)	(4,500)	845

Balance at end of the period	(102,043)	(101,941)	(97,441)

Noncontrolling Interest
Balance as of January 1,	12,384	12,757	11,491
Contributions	1,859	981	483
Distributions	(3,442)	(2,845)	(3,150)
Net income (loss) attributable to noncontrolling interest	(612)	1,491	3,933

Balance at end of the period	10,189	12,384	12,757

Total Stockholders’ Equity	$4,462,471	$4,439,947	$4,200,622

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
OPERATING ACTIVITIES
Net income	$242,376	$246,826	$270,414
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investment gains	(87,385)	(48,062)	(124,144)
Other-than-temporary impairments	27,942	6,640	4,591
Amortization of premiums, discounts and loan origination fees	2,701	7,294	6,052
Net capitalized interest on policy loans and mortgage loans	(31,360)	(32,122)	(28,060)
Depreciation	40,573	38,414	31,176
Interest credited to policyholders’ account balances	293,464	353,492	426,102
Charges to policyholders’ account balances	(250,265)	(224,254)	(210,224)
Deferred federal income tax expense	9,741	19,067	34,277
Equity in earnings of unconsolidated affiliates	(77,408)	(14,694)	(16,019)
Distributions from equity method investments	819	5,186	20,718
Changes in
Policyholder liabilities	259,645	200,718	96,435
Deferred policy acquisition costs	(11,785)	9,578	29,835
Reinsurance recoverables	14,773	(13,911)	4,000
Premiums due and other receivables	(5,512)	(1,184)	3,517
Prepaid reinsurance premiums	(21,887)	1,850	(1,043)
Accrued investment income	8,470	8,887	12,484
Current tax receivable/payable	4,578	9,838	(3,929)
Liability for retirement benefits	(31,435)	(19,084)	8,763
Other, net	(8,587)	2,306	(19,837)

Net cash provided by operating activities	379,458	556,785	545,108

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	1,150,650	661,125	1,619,721
Available-for-sale securities	574,391	910,691	914,813
Investment real estate	19,788	63,030	84,371
Mortgage loans	836,443	606,738	758,677
Policy loans	56,773	55,542	58,460
Other invested assets	71,564	40,882	13,975
Disposals of property and equipment	4,681	11,269	553
Distributions from unconsolidated affiliates	130,742	41,779	25,055
Payment for the purchase/origination of
Held-to-maturity securities	(525,950)	(439,422)	(1,087,447)
Available-for-sale securities	(1,343,795)	(1,044,602)	(1,057,004)
Investment real estate	(106,255)	(51,699)	(45,345)
Mortgage loans	(962,267)	(668,073)	(914,740)
Policy loans	(26,459)	(29,093)	(26,623)
Other invested assets	(38,101)	(27,705)	(18,443)
Additions to property and equipment	(32,596)	(31,951)	(25,583)
Contributions to unconsolidated affiliates	(132,004)	(12,560)	(122,512)
Change in short-term investments	(29,612)	64,386	(182,300)
Other, net	14,412	4,331	(1,336)

Net cash provided by (used in) investing activities	(337,595)	154,668	(5,708)

FINANCING ACTIVITIES
Policyholders’ account deposits	1,405,350	1,002,420	895,227
Policyholders’ account withdrawals	(1,400,661)	(1,532,023)	(1,484,656)
Change in notes payable	20,259	(5,672)	(49,535)
Dividends to stockholders	(84,446)	(82,805)	(82,831)
Payments to noncontrolling interest	(1,583)	(1,864)	(2,667)

Net cash used in financing activities	(61,081)	(619,944)	(724,462)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(19,218)	91,509	(185,062)
Beginning of the period	209,455	117,946	303,008

End of the period	$190,237	$209,455	$117,946

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Nature of Operations

American National Insurance Company and its consolidated subsidiaries (collectively “American National” or “the Company”) offer a broad spectrum of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in all 50 states, the District of Columbia and Puerto Rico.

Note 2 – Summary of Significant Accounting Policies and Practices

The consolidated financial statements and notes thereto have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities – Bonds classified as held-to-maturity are carried at amortized cost. Bonds classified as available-for-sale are carried at fair value. Equity securities are classified as available-for-sale and carried at fair value. After-tax net unrealized gains or losses on available-for-sale securities are reflected in stockholders’ equity as a component of “Accumulated Other Comprehensive Income” (“AOCI”).

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned on impaired and non-impaired loans is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in allowances are reported in “Net realized investment gains” in the consolidated statements of operations.

Each mortgage loan is evaluated quarterly and placed in a watchlist if events occur or circumstances exist that could indicate that American National will be unable to collect all amounts due according to the contractual terms. Additionally, loans with estimated collateral value less than their balance and loans with characteristics indicative of higher than normal credit risks are reviewed quarterly. All loans in the watchlist are analyzed individually for impairment. If a loan is concluded to be fully collectible, no loss allowance is recorded. Loans are considered impaired when, based upon current information and events, it is probable that all amounts due under the contractual terms of the loan will be uncollectible. A specific allowance for loan losses is established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. Allowances are also established on groups of loans with similar characteristics, such as property types, if based on experience, it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. The allowance is reviewed quarterly to determine if it is adequate, or if a recovery of the asset is assured and the allowance can be reduced.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Management believes the recorded allowance is adequate and is the best estimate of probable loan losses, including losses incurred at the reporting date but not identified by a specific loan. The allowance is based on historical loan loss experience, known and inherent risks in the portfolio, adverse situations affecting the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Loans are charged off as uncollectible only when the loan is forgiven by a legal agreement. Prior to charging off a loan, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, both the allowance and the loan balance are reduced which results in no further gain or loss.

Policy loans are carried at cost, which approximates fair value.

Investment real estate including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs, and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost, or its estimated fair value at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests—In which the Company has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary, are accounted for using the equity method. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months when timely financial information is not available and the contractual right does not exist to receive such financial information. In addition to the investees’ impairment analysis of its underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Net realized investment gains ” to record the investment at its fair value.

Short-term investments comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets comprised primarily of tax credit partnerships, CAPCO investments, mineral rights and limited liability interests, are carried at cost, less allowance for depletion, where applicable. Other invested assets also include equity-indexed options which are carried at fair value. Impairments for other invested assets are considered on an individual basis.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Impairments are evaluated quarterly and where management believes that the carrying value will not be realized, an other-than-temporary impairment (“OTTI”) loss is recorded.

All fixed maturity securities with unrealized losses are assessed to determine if the creditworthiness of any of those securities has deteriorated to a point where its carrying value will not be realized at maturity. For fixed maturity securities at December 31, 2015, the unrealized losses on fixed maturity securities that were not other-than-temporarily impaired were the result of credit spread widening. There were no delinquent coupon payments attributed to these securities at December 31, 2015.

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using historical experience information as well as market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security. The net present value of the expected cash flows from fixed maturity securities is calculated by discounting management’s best estimate of expected cash flows at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the expected cash flows. If the fair value is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

After the recognition of an OTTI, fixed maturity securities are accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from previously impaired securities, the increase would be accounted for prospectively by accreting it as interest income over its remaining life.

American National evaluates quarterly all equity securities in unrealized loss positions and recognizes an OTTI loss on those where a market price recovery is not expected in a reasonable period of time. All equity securities with unrealized losses are also evaluated for credit quality. OTTI is recognized if management believes the carrying value of securities will not be realized, regardless of the length of time that they have had an unrealized loss.

Derivative instruments are purchased as hedges of a recognized asset or liability, and are recorded in the consolidated statements of financial position at fair value. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholder’ account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments.

Cash and cash equivalents include cash on-hand and in banks, as well as amounts invested in money market funds and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment consist of buildings occupied by American National, data processing equipment, and furniture and equipment, which are carried at cost, less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance and processing expenses.

DAC on traditional life and health products is amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life, limited-pay and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premium earned.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time policies were issued. Estimates are based on historical experience, adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life, limited-pay and investments-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments.

Reserves for claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and incurred but not reported (“IBNR”) claim reserves. Case reserves include the liability for reported but unpaid claims. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as incurred but not reported claims. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Reinsurance—Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for collectability. Recoveries of gross ultimate losses are estimated by a review of individual large claims and the ceded portion of IBNR using assumed distribution of loss by percentage retained. The most significant assumption is the average size of the individual losses for those claims that have occurred but have not yet been reported. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses settle.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Separate account assets and liabilities

Separate account assets and liabilities are funds intended to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Premiums, benefits, claims incurred and expenses

Traditional ordinary life and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuity premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contractholders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders including mortality charges, surrender charges actually paid and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Claims incurred consist of claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 6.7% of the life insurance in-force at December 31, 2015 and 19.6% of life premiums in 2015. Of the total participating business, 77.8% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Federal income taxes

American National files a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Deferred federal income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest and penalties assessed, if applicable, are classified as current federal income taxes in the consolidated statements of operations.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs are calculated using concepts in accordance with GAAP. The discount rate and the expected return on plan assets are important elements of expense and/or liability measurement, and these key assumptions are evaluated annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and compensation.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into inflation, the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.
Stock-based compensation

Stock Appreciation Rights (“SARs”) liability and compensation cost is based on the fair value of the grants and are remeasured each reporting period through the settlement date. The fair value of the SAR’s is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs and the risk-free rate of return. The compensation liability related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position.

Restricted Stock (“RS”) equity and compensation cost is based on the fair value of the underlying stock at grant date. The compensation cost accrued is included in “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units (“RSU”) provides the recipients of the awards the option to settle vested RSUs in either cash or American National common stock. Effective December 31, 2012, American National’s Board Compensation Committee modified the settlement provision within the outstanding restricted stock units, which changed the RSU classification from an equity to a liability award. The liability is remeasured each reporting period through the vesting date and is adjusted for changes in fair value. The compensation liability related to the RSUs is included in “Other Liabilities” in the consolidated statements of financial position.

Note 2 – Summary of Significant Accounting Policies and Practices – (Continued)

Litigation contingencies

Existing and potential litigation is reviewed quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

Note 3 – Recently Issued Accounting Pronouncements

Adoption of New Accounting Standards

In January 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The new standard allows a proportional amortization approach and treats the net investment performance as a component of income tax expense. Previously, these investments were accounted for under the equity method that records changes to investment value as a component of investment income and generates a deferred tax balance until the investment terminates. American National adopted this standard effective January 1, 2015, with retrospective adoption as of January 1, 2013. Upon adoption, the opening balance of stockholders’ equity was reduced by $818,000 at January 1, 2013.

Financial statement amounts previously reported were revised as shown below (in thousands):

	As of December 31, 2014
	As Reported	As Adjusted	Effect of Change
Investment in unconsolidated affiliates	$319,283	$311,779	$(7,504)
Deferred tax liabilities, net	290,112	287,175	(2,937)
Retained earnings	4,003,209	3,998,642	(4,567)

	As Reported	As Adjusted	Effect of Change
Year ended December 31, 2014
Provision for federal income taxes, current	$72,327	$77,547	$5,220
Provision for federal income taxes, deferred	19,704	19,067	(637)
Equity in earnings of unconsolidated affiliates	11,969	14,694	2,725
Net Income attributable to American National	247,193	245,335	(1,858)

Year ended December 31, 2013
Provision for federal income taxes, current	$64,928	$73,798	$8,870
Provision for federal income taxes, deferred	34,713	34,277	(436)
Equity in earnings of unconsolidated affiliates	9,476	16,019	6,543
Net Income attributable to American National	268,372	266,481	(1,891)

Note 3 – Recently Issued Accounting Pronouncements – (Continued)

American National’s investments in Qualified Affordable Housing Projects were $42,097,000 and $32,778,000 as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015 and 2014, American National recognized tax credits and other tax benefits of $8,872,000 and $7,817,000, respectively, and amortized cost of $7,480,000 and $6,378,000, relating to these investments. At December 31, 2015 American National had commitments to provide additional funding to these investments during the following fiscal years as follows (in thousands):

Expected year of payment	2016	2017	2018	2019	2020	Total
Equity commitments	$10,247	1,064	626	1,385	—	$13,322

Future Adoption of New Accounting Standards— The FASB issued the following accounting guidance relevant to American National:

In May 2014, the FASB issued guidance that will supersede most existing revenue recognition requirements in U.S. GAAP. Insurance contracts generally are excluded from the scope of the guidance. For those contracts which are impacted, the transaction price is attributed to the underlying performance obligations in the contract and revenue is recognized as the entity satisfies the performance obligations and transfers control of a good or service to the customer. In August 2015, the effective date of the guidance was deferred one year and is now effective for reporting periods beginning after December 15, 2017 and is to be applied retrospectively. The Company is evaluating the impact of adoption, which is not expected to be material to the Company’s financial statements.

In February 2015, the FASB issued guidance amending the consolidation analysis. The guidance modifies the evaluation of whether limited partnerships and similar legal entities are variable interest entities (VIEs) or voting interest entities. The guidance eliminates the presumption that a general partner should consolidate a limited partnership and affects the consolidation analysis of reporting entities that are involved with VIEs. The amended guidance is effective for reporting periods beginning after December 15, 2015. The impact of the adoption is not expected to be material to the Company’s financial statements.

In May 2015, the FASB issued guidance to expand the disclosures an insurance entity would provide about its short duration contracts. The disclosure about the liability for unpaid claims and claim adjustment expenses is intended to increase the transparency of significant estimates made in the measuring of those liabilities. It is also intended to provide insight into an insurance entity’s ability to underwrite and anticipate costs associated with claims. The amended guidance is effective for annual reporting periods beginning after December 15, 2015 and for interim reporting periods beginning after December 15, 2016. The guidance affects disclosures only and will not impact the Company’s results of operations or financial position.

Note 4 – Investment in Securities

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2015
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$324,643	$22,318	$(444)	$346,517
Foreign governments	4,101	867	—	4,968
Corporate debt securities	6,985,844	263,927	(158,101)	7,091,670
Residential mortgage-backed securities	277,135	18,351	(1,286)	294,200
Collateralized debt securities	1,924	100	—	2,024
Other debt securities	15,773	401	—	16,174

Total bonds held-to-maturity	7,609,420	305,964	(159,831)	7,755,553

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	24,024	702	(34)	24,692
U.S. states and political subdivisions	933,958	39,808	(1,275)	972,491
Foreign governments	5,000	1,733	—	6,733
Corporate debt securities	4,431,765	120,471	(107,614)	4,444,622
Residential mortgage-backed securities	25,629	2,155	(420)	27,364
Collateralized debt securities	7,455	629	(70)	8,014

Total bonds available-for-sale	5,427,831	165,498	(109,413)	5,483,916

Equity securities
Common stock	794,839	718,225	(22,035)	1,491,029
Preferred stock	15,987	7,964	(1)	23,950

Total equity securities	810,826	726,189	(22,036)	1,514,979

Total investments in securities	$13,848,077	$1,197,651	$(291,280)	$14,754,448

	December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$323,053	$26,800	$(93)	$349,760
Foreign governments	29,130	1,293	—	30,423
Corporate debt securities	7,517,195	424,845	(47,315)	7,894,725
Residential mortgage-backed securities	336,853	22,317	(1,535)	357,635
Collateralized debt securities	2,232	238	—	2,470
Other debt securities	16,587	1,313	—	17,900

Total bonds held-to-maturity	8,225,050	476,806	(48,943)	8,652,913

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	22,415	825	(7)	23,233
U.S. states and political subdivisions	802,846	36,151	(1,381)	837,616
Foreign governments	5,000	2,021	—	7,021
Corporate debt securities	3,812,771	203,048	(15,770)	4,000,049
Residential mortgage-backed securities	40,988	1,903	(492)	42,399
Collateralized debt securities	10,696	863	(70)	11,489

Total bonds available-for-sale	4,694,716	244,811	(17,720)	4,921,807

Equity securities
Common stock	719,651	774,650	(7,176)	1,487,125
Preferred stock	19,733	10,121	(1)	29,853

Total equity securities	739,384	784,771	(7,177)	1,516,978

Total investments in securities	$13,659,150	$1,506,388	$(73,840)	$15,091,698

Note 4 – Investment in Securities – (Continued)

The amortized cost and fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2015
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$253,733	$257,904	$259,630	$261,111
Due after one year through five years	2,753,119	2,911,920	1,103,407	1,158,800
Due after five years through ten years	4,275,052	4,243,409	3,468,145	3,445,337
Due after ten years	321,666	337,270	591,649	613,680
Without single maturity date	5,850	5,050	5,000	4,988

Total	$7,609,420	$7,755,553	$5,427,831	$5,483,916

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity.

Proceeds from sales of available-for-sale securities, with the related gross realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Proceeds from sales of available-for-sale securities	$86,793	$184,918	$228,159
Gross realized gains	34,434	38,301	43,263
Gross realized losses	(592)	(3,635)	(3,413)

Gains and losses are determined using specific identification of the securities sold. During 2015 and 2014, bonds with a carrying value of $171,000 and $44,781,000, respectively, were transferred from held-to-maturity to available-for-sale after a significant deterioration in the issuers’ creditworthiness became evident. An unrealized loss of $53,000 and an unrealized gain of $1,301,000 were established in 2015 and 2014, respectively following the transfer at fair value.

In accordance with various regulations, American National had bonds on deposit with regulating authorities with a carrying value of $51,877,000 and $51,767,000 at December 31, 2015 and 2014, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $77,360,000 and $65,331,000 at December 31, 2015 and 2014, respectively.

Note 4 – Investment in Securities – (Continued)

The components of the change in net unrealized gains (losses) on securities are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Bonds available-for-sale	$(171,006)	$83,809	$(205,827)
Equity securities	(73,441)	108,066	282,668

Change in net unrealized gains (losses) on securities during the year	(244,447)	191,875	76,841
Adjustments for
Deferred policy acquisition costs	59,340	(14,611)	59,893
Participating policyholders’ interest	8,646	(9,046)	(2,300)
Deferred federal income tax benefit (expense)	61,744	(58,004)	(47,339)

Change in net unrealized gains (losses) on securities, net of tax	$(114,717)	$110,214	$87,095

The gross unrealized losses and fair value of the investment securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	December 31, 2015
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(444)	$19,412	$—	$—	$(444)	$19,412
Corporate debt securities	(93,285)	1,912,178	(64,816)	283,469	(158,101)	2,195,647
Residential mortgage-backed securities	(449)	21,275	(837)	14,721	(1,286)	35,996

Total bonds held-to-maturity	(94,178)	1,952,865	(65,653)	298,190	(159,831)	2,251,055

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	(34)	18,802	—	—	(34)	18,802
U.S. states and political subdivisions	(1,223)	80,807	(52)	2,569	(1,275)	83,376
Corporate debt securities	(81,638)	1,796,357	(25,976)	90,784	(107,614)	1,887,141
Residential mortgage-backed securities	(228)	15,273	(192)	4,984	(420)	20,257
Collateralized debt securities	(66)	2,115	(4)	253	(70)	2,368

Total bonds available-for-sale	(83,189)	1,913,354	(26,224)	98,590	(109,413)	2,011,944

Equity securities
Common stock	(22,035)	136,694	—	—	(22,035)	136,694
Preferred stock	—	—	(1)	—	(1)	—

Total equity securities	(22,035)	136,694	(1)	—	(22,036)	136,694

Total	$(199,402)	$4,002,913	$(91,878)	$396,780	$(291,280)	$4,399,693

Note 4 – Investment in Securities – (Continued)

	December 31, 2014
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(37)	$3,388	$(56)	$2,465	$(93)	$5,853
Corporate debt securities	(20,575)	523,766	(26,740)	662,362	(47,315)	1,186,128
Residential mortgage-backed securities	(232)	12,186	(1,303)	31,163	(1,535)	43,349

Total bonds held-to-maturity	(20,844)	539,340	(28,099)	695,990	(48,943)	1,235,330

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	(7)	14,552	—	—	(7)	14,552
U.S. states and political subdivisions	(166)	27,719	(1,215)	78,851	(1,381)	106,570
Corporate debt securities	(8,852)	384,451	(6,918)	288,808	(15,770)	673,259
Residential mortgage-backed securities	(170)	9,386	(322)	14,042	(492)	23,428
Collateralized debt securities	(63)	2,033	(7)	339	(70)	2,372

Total bonds available-for-sale	(9,258)	438,141	(8,462)	382,040	(17,720)	820,181

Equity securities
Common stock	(7,176)	43,907	—	—	(7,176)	43,907
Preferred stock	(1)	—	—	—	(1)	—

Total equity securities	(7,177)	43,907	—	—	(7,177)	43,907

Total	$(37,279)	$1,021,388	$(36,561)	$1,078,030	$(73,840)	$2,099,418

As of December 31, 2015, the securities with unrealized losses including those exceeding one year were not deemed to be other-than-temporarily impaired. American National has the ability and intent to hold those securities until a market price recovery or maturity. It is not more-likely-than-not that American National will be required to sell them prior to recovery, and recovery is expected in a reasonable period of time. It is possible an issuer’s financial circumstances may be different in the future, which may lead to a different impairment conclusion in future periods.

Bonds distributed by credit quality rating, using both Standard & Poor’s and Moody’s ratings, are shown below:

	December 31,
	2015	2014
AAA	5.4%	5.0%
AA	12.0	12.8
A	36.5	39.4
BBB	43.3	39.5
BB and below	2.8	3.3

Total	100.0%	100.0%

Equity securities by market sector distribution are shown below:

	December 31,
	2015	2014
Consumer goods	20.5%	20.4%
Energy and utilities	10.3	13.3
Finance	20.0	19.1
Healthcare	14.6	14.0
Industrials	8.2	8.4
Information technology	17.8	16.2
Other	8.6	8.6

Total	100.0%	100.0%

Note 5 – Mortgage Loans

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering the location of the underlying collateral. The distribution based on carrying amount of mortgage loans by location are as follows:

	December 31,
	2015	2014
East North Central	18.8%	19.4%
East South Central	4.8	5.0
Mountain	11.6	11.0
Pacific	10.7	10.8
South Atlantic	18.8	21.9
West South Central	29.0	24.9
Other	6.3	7.0

Total	100.0%	100.0%

During 2015, American National foreclosed on three loans with a recorded investment of $24,333,000, and one loan was in the process of foreclosure with a recorded investment of $2,450,000. Two loans were in the process of foreclosure with a recorded investment of $15,945,000 for the same period in 2014. American National sold one loan with a recorded investment of $2,702,000 resulting in a realized loss of $1,602,000 for the year ended December 31, 2015. No loans were sold in 2014.

The age analysis of past due loans is shown below (in thousands):

	30-59 Days	60-89 Days	More Than	Total	Current	Total
	Past Due	Past Due	90 Days			Amount	Percent
December 31, 2015
Industrial	$—	$—	$—	$—	$704,426	$704,426	20.1
Office	—	5,883	2,450	8,333	1,252,484	1,260,817	36.1
Retail	19,088	—	—	19,088	583,810	602,898	17.2
Other	—	—	—	—	928,034	928,034	26.6

Total	$19,088	$5,883	$2,450	$27,421	$3,468,754	$3,496,175	100.0

Allowance for loan losses						(12,895)

Total, net of allowance						$3,483,280

December 31, 2014
Industrial	$—	$—	$—	$—	$702,541	$702,541	20.9
Office	—	—	19,327	19,327	1,201,833	1,221,160	36.1
Retail	—	—	—	—	615,813	615,813	18.1
Other	—	—	—	—	837,932	837,932	24.9

Total	$—	$—	$19,327	$19,327	$3,358,119	$3,377,446	100.0

Allowance for loan losses						(17,860)

Total, net of allowance						$3,359,586

Total mortgage loans are net of unamortized discounts of $452,000 and $658,000 and unamortized origination fees of $22,637,000 and $15,659,000 at December 31, 2015 and 2014, respectively. No unearned income is included in these amounts.

Note 5 – Mortgage Loans – (Continued)

Allowance for Credit Losses

The credit quality of the mortgage loan portfolio is assessed by evaluating the credit risk of the borrowers. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met.

Loans not evaluated individually for collectability are segregated by property-type and location, and allowance factors are applied. These factors are developed annually and reviewed quarterly based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain property types and in certain regions based on loss experience or a blended historical loss factor.

The change in allowance for credit losses in mortgage loans is shown below (in thousands):

	Collectively	Individually
	Evaluated	Evaluated
	for Impairment	for Impairment	Total
Balance at December 31, 2012	$11,519	$493	$12,012
Change in allowance	169	—	169

Balance at December 31, 2013	11,688	493	12,181

Change Due to Factor Development	127	—	127
Change in allowance	462	5,090	5,552

Balance at December 31, 2014	12,277	5,583	17,860

Change in allowance	(1,561)	(3,404)	(4,965)

Balance at December 31, 2015	$10,716	$2,179	$12,895

At December 31, 2015 and 2014, the recorded investment for loans collectively evaluated for impairment was $3,442,211,000 and $3,321,241,000, respectively. The recorded investment for loans individually evaluated for impairment was $53,964,000 and $56,205,000, respectively.

Note 5 – Mortgage Loans – (Continued)

Loans individually evaluated for impairment with and without an allowance recorded are shown below (in thousands):

	Years ended December 31,
	2015		2014		2013
	Average	Interest	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized	Investment	Recognized
With an allowance
Office	$18,062	$1,342	$29,371	$2,203	$—	$—
Retail	—	—	—	—	493	—

Total	$18,062	$1,342	$29,371	$2,203	$493	$—

Without an allowance
Office	$28,765	$1,834	$27,019	$1,728	$12,444	$809
Industrial	—	—	2,721	146	2,773	180
Retail	8,856	540	—	—	1,673	103

Total	$37,621	$2,374	$29,740	$1,874	$16,890	$1,092

	December 31,
	2015		2014
		Unpaid		Unpaid
	Recorded	Principal	Recorded	Principal
	Investment	Balance	Investment	Balance
With an allowance
Office	$16,168	$17,855	$26,563	$31,653
Retail	—	—	—	493

Total	$16,168	$17,855	$26,563	$32,146

Without an allowance
Office	$29,091	$29,091	$26,941	$26,941
Industrial	—	—	2,702	2,702
Retail	8,705	8,705	—	—

Total	$37,796	$37,796	$29,643	$29,643

Troubled Debt Restructurings

American National has granted concessions which are classified as troubled debt restructurings to mortgage loan borrowers. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. American National considers the amount, timing and extent of concessions in determining any impairment or changes in the specific allowance for loan losses recorded in connection with a troubled debt restructuring. The carrying value after specific allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Note 5 – Mortgage Loans – (Continued)

Troubled debt restructuring mortgage loan information is as follows (in thousands, except number of contracts):

	Years ended December 31,
	2015			2014
	Number of contracts	Recorded investment pre- modification	Recorded investment post modification	Number of contracts	Recorded investment pre- modification	Recorded investment post modification

Office	2	$12,211	$12,211	1	$6,432	$6,432

There are $882,000 of commitments to lend additional funds to debtors whose loans have been modified in troubled debt restructuring, and there have been no defaults on modified loans during the periods presented.

Note 6 – Investment Real Estate

Investment real estate by property-type and geographic distribution are as follows:

	December 31,
	2015	2014
Industrial	10.9%	13.0%
Office	38.1	25.0
Retail	37.0	44.1
Other	14.0	17.9

Total	100.0%	100.0%

	December 31,
	2015	2014
East North Central	11.4%	4.5%
East South Central	3.6	4.6
Mountain	12.6	9.6
Pacific	5.6	7.1
South Atlantic	10.1	12.2
West South Central	50.7	55.6
Other	6.0	6.4

Total	100.0%	100.0%

American National regularly invests in real estate partnerships and joint ventures. American National frequently participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2015 or 2014.

Note 6 – Investment Real Estate – (Continued)

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31,
	2015	2014
Investment real estate	$174,264	$140,032
Short-term investments	1	1
Cash and cash equivalents	3,855	2,495
Accrued investment income	557	683
Other receivables	8,101	7,999
Other assets	8,210	8,483

Total assets of consolidated VIEs	$194,988	$159,693

Notes payable	$128,436	$108,177
Other liabilities	19,436	8,954

Total liabilities of consolidated VIEs	$147,872	$117,131

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National Insurance Company relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $34,699,000 and $15,016,000 at December 31, 2015 and 2014, respectively. The total long-term portion of notes payable, $97,026,000, consists of three notes with the following interest rates: 4.0%, one note with adjusted LIBOR plus LIBOR margin, and one note at LIBOR. The long-term notes payable will mature beyond 5 years. The current portion of notes payable, $31,410,000, maturing in 2016, consists of two notes with the following interest: prime plus 0.5%, and a loan with adjusted LIBOR plus LIBOR margin.

For other VIEs in which American National is a partner, it is not the primary beneficiary and these entities are not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require unanimous consent of all partners. The carrying amount and maximum exposure to loss relating to unconsolidated VIEs follows (in thousands):

	December 31,
	2015		2014
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Investment in unconsolidated affiliates	$236,816	$236,816	$157,620	$157,620
Mortgage loans	212,228	212,228	172,408	172,408
Accrued investment income	661	661	721	721

As of December 31, 2015, no real estate investments were classified as held for sale.

Note 7 – Derivative Instruments

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):

		December 31,
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	2015			2014
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value

Equity-indexed options	Other invested assets	419	$1,200,600	$123,007	436	$1,095,300	$189,449
Equity-indexed embedded derivative	Policyholders’ account balances	51,815	1,067,600	242,412	42,287	961,300	208,187

Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Operations	Gains (Losses) Recognized in Income on Derivatives
		Years ended December 31,
		2015	2014	2013
Equity-indexed options	Net investment income	$(9,103)	$52,071	$83,307
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	6,439	(32,071)	(67,177)

Note 8 – Net Investment Income and Realized Investment Gains (Losses)

Net investment income is shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Bonds	$558,837	$596,013	$631,561
Equity securities	36,314	35,324	30,668
Mortgage loans	204,913	204,499	221,773
Real estate	12,833	10,823	11,504
Options	(9,103)	52,071	83,307
Other invested assets	31,037	34,128	37,997

Total	$834,831	$932,858	$1,016,810

Realized investment gains (losses) are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Bonds	$16,300	$25,580	$25,577
Equity securities	60,485	22,089	35,322
Mortgage loans	(220)	(5,679)	834
Real estate	10,872	7,035	62,531
Other invested assets	(52)	(963)	(120)

Total	$87,385	$48,062	$124,144

Other-than-temporary impairment losses are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Bonds	$(286)	$(41)	$—
Equity securities	(27,656)	(6,599)	(4,591)

Total	$(27,942)	$(6,640)	$(4,591)

Note 9 – Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments are shown below (in thousands):

	December 31,
	2015		2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Fixed maturity securities, bonds held-to-maturity	$7,609,420	$7,755,553	$8,225,050	$8,652,913
Fixed maturity securities, bonds available-for-sale	5,483,916	5,483,916	4,921,807	4,921,807
Equity securities	1,514,979	1,514,979	1,516,978	1,516,978
Equity-indexed options	123,007	123,007	189,449	189,449
Mortgage loans on real estate, net of allowance	3,483,280	3,621,978	3,359,586	3,618,944
Policy loans	407,491	407,491	405,979	405,979
Short-term investments	460,612	460,612	431,000	431,000
Separate account assets	918,446	918,446	1,001,515	1,001,515

Total financial assets	$20,001,151	$20,285,982	$20,051,364	$20,738,585

Financial liabilities
Investment contracts	$8,787,376	$8,787,376	$8,894,747	$8,894,747
Embedded derivative liability for equity-indexed contracts	242,412	242,412	208,187	208,187
Notes payable	128,436	128,436	108,177	108,177
Separate account liabilities	918,446	918,446	1,001,515	1,001,515

Total financial liabilities	$10,076,670	$10,076,670	$10,212,626	$10,212,626

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes.

Note 9 – Fair Value of Financial Instruments – (Continued)

The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent broker, such as the equity options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received from an independent broker. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimate of fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. These estimates are disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services regularly.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Embedded Derivative—The embedded derivative liability for equity-indexed contracts is measured at fair value and is recalculated each reporting period using equity option pricing models. To validate the assumptions used to price the embedded derivative liability, American National measures and compares embedded derivative returns against the returns of equity options held to hedge the liability cash flows.

Note 9 – Fair Value of Financial Instruments – (Continued)

The significant unobservable input used to calculate the fair value of the embedded derivatives is equity option implied volatility. An increase in implied volatility will result in an increase in the value of the equity-indexed embedded derivatives, all other things being equal. At December 31, 2015 and 2014, the one year implied volatility used to estimate embedded derivative value was 17.5% and 17.3%, respectively.

Other Financial Instruments—Other financial instruments classified as Level 3 measurements, as there is little or no market activity, are as follows:

Policy loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts and the unpredictable timing of repayments and the fact that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Investment contracts —The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset to current rates offered at anniversary.

Notes payable— Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Note 9 – Fair Value of Financial Instruments – (Continued)

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Fair Value Measurement as of December 31, 2015
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$346,517	$—	$346,517	$—
Foreign governments	4,968	—	4,968	—
Corporate debt securities	7,091,670	—	7,010,165	81,505
Residential mortgage-backed securities	294,200	—	293,267	933
Collateralized debt securities	2,024	—	2,024	—
Other debt securities	16,174	—	12,355	3,819

Total bonds held-to-maturity	7,755,553	—	7,669,296	86,257

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	24,692	—	24,692	—
U.S. states and political subdivisions	972,491	—	969,996	2,495
Foreign governments	6,733	—	6,733	—
Corporate debt securities	4,444,622	—	4,431,263	13,359
Residential mortgage-backed securities	27,364	—	24,958	2,406
Collateralized debt securities	8,014	—	6,144	1,870

Total bonds available-for-sale	5,483,916	—	5,463,786	20,130

Equity securities
Common stock	1,491,029	1,491,029	—	—
Preferred stock	23,950	23,950	—	—

Total equity securities	1,514,979	1,514,979	—	—

Options	123,007	—	—	123,007
Mortgage loans on real estate	3,621,978	—	3,621,978	—
Policy loans	407,491	—	—	407,491
Short-term investments	460,612	—	460,612	—
Separate account assets	918,446	—	918,446	—

Total financial assets	$20,285,982	$1,514,979	$18,134,118	$636,885

Financial liabilities
Investment contracts	$8,787,376	$—	$—	$8,787,376
Embedded derivative liability for equity-indexed contracts	242,412	—	—	242,412
Notes payable	128,436	—	—	128,436
Separate account liabilities	918,446	—	918,446	—

Total financial liabilities	$10,076,670	$—	$918,446	$9,158,224

Note 9 – Fair Value of Financial Instruments – (Continued)

	Fair Value Measurement as of December 31, 2014
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$349,760	$—	$349,760	$—
Foreign governments	30,423	—	30,423	—
Corporate debt securities	7,894,725	—	7,833,564	61,161
Residential mortgage-backed securities	357,635	—	356,670	965
Collateralized debt securities	2,470	—	—	2,470
Other debt securities	17,900	—	12,975	4,925

Total bonds held-to-maturity	8,652,913	—	8,583,392	69,521

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	23,233	—	23,233	—
U.S. states and political subdivisions	837,616	—	835,106	2,510
Foreign governments	7,021	—	7,021	—
Corporate debt securities	4,000,049	—	3,941,925	58,124
Residential mortgage-backed securities	42,399	—	40,473	1,926
Collateralized debt securities	11,489	—	9,616	1,873

Total bonds available-for-sale	4,921,807	—	4,857,374	64,433

Equity securities
Common stock	1,487,125	1,487,125	—	—
Preferred stock	29,853	29,853	—	—

Total equity securities	1,516,978	1,516,978	—	—

Options	189,449	—	—	189,449
Mortgage loans on real estate	3,618,944	—	3,618,944	—
Policy loans	405,979	—	—	405,979
Short-term investments	431,000	—	431,000	—
Separate account assets	1,001,515	—	1,001,515	—

Total financial assets	$20,738,585	$1,516,978	$18,492,225	$729,382

Financial liabilities
Investment contracts	$8,894,747	$—	$—	$8,894,747
Embedded derivative liability for equity-indexed contracts	208,187	—	—	208,187
Notes payable	108,177	—	—	108,177
Separate account liabilities	1,001,515	—	1,001,515	—

Total financial liabilities	$10,212,626	$—	$1,001,515	$9,211,111

Note 9 – Fair Value of Financial Instruments – (Continued)

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

	Level 3
	Assets		Liability
	Investment	Equity-Indexed	Embedded
	Securities	Options	Derivative
Balance at December 31, 2012	$107,036	$82,625	$75,032

Total realized and unrealized investment gains (losses) included in other comprehensive income	9,355	—	—
Net fair value change included in realized gains (losses)	1,082	—	—
Net gain (loss) for derivatives included in net investment income	—	76,268	—
Net change included in interest credited	—	—	67,177
Purchases, sales and settlements or maturities
Purchases	2,153	15,906	—
Sales	(10,452)	—	—
Settlements or maturities	(7,268)	(10,046)	—
Premiums less benefits	—	—	6,226
Gross transfers out of Level 3	(53,602)	—	—

Balance at December 31, 2013	48,304	164,753	148,435

Total realized and unrealized investment gains (losses) included in other comprehensive income	(11,746)	—	—
Net fair value change included in realized gains (losses)	13,056	—	—
Net gain (loss) for derivatives included in net investment income	—	44,492	—
Net change included in interest credited	—	—	32,071
Purchases, sales and settlements or maturities
Purchases	—	16,844	—
Sales	(37,803)	—	—
Settlements or maturities	(10)	(36,640)	—
Premiums less benefits	—	—	27,681
Gross transfers into Level 3	54,241	—	—
Gross transfers out of Level 3	(1,609)	—	—

Balance at December 31, 2014	64,433	189,449	208,187

Total realized and unrealized investment gains (losses) included in other comprehensive income	427	—	—
Net fair value change included in realized gains (losses)	—	—	—
Net gain (loss) for derivatives included in net investment income	—	(13,889)	—
Net change included in interest credited	—	—	(6,439)
Purchases, sales and settlements or maturities
Purchases	—	22,369	—
Sales	(2)	(55,279)	—
Settlements or maturities	(479)	(19,643)	—
Premiums less benefits	—	—	40,664
Gross transfers into Level 3	10,228	—	—
Gross transfers out of Level 3	(54,477)	—	—

Balance at December 31, 2015	$20,130	$123,007	$242,412

Within the net gain (loss) for derivatives included in net investment income were unrealized losses of $50,114,000 relating to assets still held at December 31, 2015 and gains of $24,108,000 and $72,071,000 at December 31, 2014 and 2013, respectively.

There were no transfers between Level 1 and Level 2 fair value hierarchies. The transfers into Level 3 during the years ended December 31, 2015 and 2014, were the result of existing securities no longer being priced by the third-party pricing service at the end of the period. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The transfers out of Level 3 were securities being priced by a third-party service at the end of the period, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

Note 10 – Deferred Policy Acquisition Costs

Deferred policy acquisition costs are shown below (in thousands):

			Accident	Property
	Life	Annuity	& Health	& Casualty	Total
Balance at December 31, 2012	$653,416	$406,540	$49,206	$138,513	$1,247,675
Additions	107,410	49,397	13,263	208,889	378,959
Amortization	(82,658)	(85,756)	(15,249)	(225,131)	(408,794)
Effect of change in unrealized gains on available-for-sale securities	5,916	53,977	—	—	59,893

Net change	30,668	17,618	(1,986)	(16,242)	30,058

Balance at December 31, 2013	684,084	424,158	47,220	122,271	1,277,733

Additions	110,195	47,400	19,530	213,237	390,362
Amortization	(78,181)	(79,135)	(18,966)	(223,658)	(399,940)
Effect of change in unrealized gains on available-for-sale securities	(4,629)	(9,982)	—	—	(14,611)

Net change	27,385	(41,717)	564	(10,421)	(24,189)

Balance at December 31, 2014	711,469	382,441	47,784	111,850	1,253,544

Additions	108,615	64,724	20,249	236,785	430,373
Amortization	(77,567)	(81,793)	(23,643)	(235,585)	(418,588)
Effect of change in unrealized gains on available-for-sale securities	13,506	45,834	—	—	59,340

Net change	44,554	28,765	(3,394)	1,200	71,125

Balance at December 31, 2015	$756,023	$411,206	$44,390	$113,050	$1,324,669

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Note 11 – Liability for Future Policy Benefits and Policyholder Account Balances

American National establishes liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 6.0% for all policies in-force.

Note 11 – Liability for Future Policy Benefits and Policyholder Account Balances – (Continued)

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities range from 3.0% to 4.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses

The liability for unpaid claims and claim adjustment expenses (“claims”) for accident and health, and property and casualty insurance is included in “Policy and contract claims” in the consolidated statements of financial position and is the amount estimated for claims that have been reported but not settled and IBNR claims. Liability for unpaid claims are estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs and reduced for anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses – (Continued)

Information regarding the liability for unpaid claims is shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Unpaid claims balance, beginning	$1,132,394	$1,096,301	$1,168,047
Less reinsurance recoverables	245,906	215,164	256,885

Net beginning balance	886,488	881,137	911,162

Incurred related to
Current	950,228	940,466	938,620
Prior years	(22,830)	(44,806)	(46,872)

Total incurred claims	927,398	895,660	891,748

Paid claims related to
Current	580,476	561,887	578,831
Prior years	346,445	328,422	342,942

Total paid claims	926,921	890,309	921,773

Net balance	886,965	886,488	881,137
Plus reinsurance recoverables	217,337	245,906	215,164

Unpaid claims balance, ending	$1,104,302	$1,132,394	$1,096,301

The net and gross reserve calculations have shown favorable development as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $22,830,000 in 2015 and $44,806,000 in 2014 and $46,872,000 in 2013, reflecting lower-than-anticipated losses in the personal auto, other liability, and commercial multi-peril lines of business.

Note 13 – Reinsurance

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. For the issue ages zero to 65, the maximum amount that would be retained by one life insurance company (American National) would be $1,500,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,975,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $3,775,000. For the issue ages 66 and over, the maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,175,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $2,750,000.

For the Property and Casualty segment, American National retained the first $1,000,000 of loss per risk in 2015. For 2016, American National will retain the first $500,000 of loss per workers’ compensation risk and $1,500,000 of loss per non-workers’ compensation risk. Workers’ compensation reinsurance coverage for losses between $500,000 and $1,000,000 follows satisfaction of a $2,000,000 annual aggregate deductible. Reinsurance covers up to $6,000,000 of property and liability losses per risk. For 2015, additional excess property per risk coverage was purchased to cover risks up to $20,000,000, and excess casualty clash coverage was purchased to cover losses up to $60,000,000. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and extra contractual obligations. Facultative reinsurance cover is purchased for individual risks attaching at $20,000,000, as needed. Corporate catastrophe coverage is also in place for losses up to a $500,000,000 event. Catastrophe aggregate reinsurance coverage is also purchased. This coverage is provided by two contracts. The first contract provides for $30,000,000 of coverage after $90,000,000 of aggregated catastrophe losses has been reached. The first $10,000,000 of each catastrophe loss contributes to the $90,000,000 aggregation of losses. This catastrophe aggregate reinsurance coverage was placed at 97.5% for 2015 and increased to 100% for 2016. The second aggregate contract is the Stretch & Aggregate cover. It consists of a $35,000,000 annual limit available either wholly or in part across two layers. The first layer is 8.75% of $400,000,000 excess of $100,000,000 on an occurrence basis. The second layer provides aggregate protection. Subject loss is $35,000,000 excess of $5,000,000 of each catastrophe. Recoveries follow satisfaction of a $45,000,000 annual aggregate deductible. This cover was placed at 100% on July 1, 2014 and again on July 1, 2015. It is in place until June 30, 2016. American National expects to place the cover again on July 1, 2016.

Note 13 – Reinsurance – (Continued)

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties. American National had amounts recoverable from reinsurers of $413,881,000 and $428,654,000 at December 31, 2015 and 2014, respectively. None of the amount outstanding at December 31, 2015 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Direct premiums	$2,069,434	$2,049,447	$1,970,400
Reinsurance premiums assumed from other companies	188,368	227,076	189,067
Reinsurance premiums ceded to other companies	(419,283)	(460,552)	(423,941)

Net premiums	$1,838,519	$1,815,971	$1,735,526

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2015	2014	2013
Direct life insurance in-force	$90,194,532	$85,570,057	$80,038,270
Reinsurance risks assumed from other companies	120	6,007	32,019
Reinsurance risks ceded to other companies	(29,891,183)	(30,007,131)	(30,577,123)

Net life insurance in-force	$60,303,469	$55,568,933	$49,493,166

Note 14 – Federal Income Taxes

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2015		2014		2013
			(As Adjusted)		(As Adjusted)
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax on pre-tax income	$121,134	35.0%	$115,061	35.0%	$126,865	35.0%
Tax-exempt investment income	(7,589)	(2.2)	(6,680)	(2.0)	(6,366)	(1.8)
Dividend exclusion	(8,183)	(2.4)	(7,620)	(2.3)	(6,928)	(1.9)
Miscellaneous tax credits, net	(9,103)	(2.6)	(7,888)	(2.4)	(7,757)	(2.1)
Low income housing tax credit expense	4,862	1.4	4,583	1.4	8,434	2.3
Other items, net	2,599	0.8	(842)	(0.3)	(6,173)	(1.7)

Total	$103,720	30.0%	$96,614	29.4%	$108,075	29.8%

American National made income tax payments of $80,759,000, $61,821,000 and $73,993,000 during 2015, 2014, and 2013, respectively.

Note 14 – Federal Income Taxes – (Continued)

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31,
	2015	2014
		(As Adjusted)
DEFERRED TAX ASSETS
Invested assets, principally due to impairment losses	$58,234	$58,375
Investment in bonds, principally due to differences between GAAP and tax basis	6,780	1,897
Investment in real estate and other invested assets, principally due to investment valuation allowances	7,867	12,280
Policyholder funds, principally due to policy reserve discount	181,003	205,821
Policyholder funds, principally due to unearned premium reserve	33,214	32,153
Participating policyholders’ surplus	50,648	46,672
Pension	77,976	73,604
Commissions and other expenses	7,003	6,998
Other assets	33,150	29,939
Tax carryforwards	—	1,651

Gross deferred tax assets	455,875	469,390

DEFERRED TAX LIABILITIES
Marketable securities, principally due to net unrealized gains	265,577	361,352
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	355,416	331,274
Property, plant and equipment, principally due to difference between GAAP and tax depreciation methods	23,636	16,995
Other liabilities	30,541	46,944

Gross deferred tax liabilities	675,170	756,565

Total net deferred tax	$(219,295)	$(287,175)

Management believes that a sufficient level of taxable income will be achieved over time to utilize the deferred tax assets in the consolidated federal tax return; therefore, no valuation allowance was recorded as of December 31, 2015 and 2014.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2006 to 2009 has been extended. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld. No provision for penalties was established, and no interest expense was incurred for 2015 or 2014 relating to uncertain tax positions. Management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

Note 15 – Accumulated Other Comprehensive Income

The components of and changes in the accumulated other comprehensive income (“AOCI”), and the related tax effects, are shown below (in thousands):

	Net Unrealized Gains (Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	AOCI
Balance at December 31, 2012	$370,842	$(129,003)	$171	$242,010

Amounts reclassified from AOCI (net of tax benefit $14,757 and expense $6,204)	(27,407)	11,522	—	(15,885)
Unrealized holding gains arising during the period (net of tax expense $41,970)	77,035	—	—	77,035
Unrealized adjustment to DAC (net of tax expense $20,931)	38,962	—	—	38,962
Unrealized losses on investments attributable to participating policyholders’ interest (net of tax benefit $805)	(1,495)	—	—	(1,495)
Actuarial gain arising during the period (net of tax expense of $39,630)	—	73,597	—	73,597
Foreign currency adjustment (net of tax benefit $276)	—	—	(512)	(512)

Balance at December 31, 2013	457,937	(43,884)	(341)	413,712

Amounts reclassified from AOCI (net of tax benefit $12,379 and expense $1,547)	(22,990)	2,873	—	(20,117)
Unrealized holding gains arising during the period (net of tax expense $79,535)	147,709	—	—	147,709
Unrealized adjustment to DAC (net of tax benefit $5,986)	(8,625)	—	—	(8,625)
Unrealized losses on investments attributable to participating policyholders’ interest (net of tax benefit $3,166)	(5,880)	—	—	(5,880)
Actuarial loss arising during the period (net of tax benefit of $18,880)	—	(35,063)	—	(35,063)
Foreign currency adjustment (net of tax benefit $514)	—	—	(954)	(954)

Balance at December 31, 2014	568,151	(76,074)	(1,295)	490,782

Amounts reclassified from AOCI (net of tax benefit $12,845 and expense $3,429)	(23,856)	6,368	—	(17,488)
Unrealized holding losses arising during the period (net of tax benefit $72,711)	(135,035)	—	—	(135,035)
Unrealized adjustment to DAC (net of tax expense $20,786)	38,554	—	—	38,554
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax expense $3,026)	5,620	—	—	5,620
Actuarial loss arising during the period (net of tax benefit of $15,175)	—	(28,183)	—	(28,183)
Foreign currency adjustment (net of tax benefit $878)	—	—	(1,630)	(1,630)

Balance at December 31, 2015	$453,434	$(97,889)	$(2,925)	$352,620

Note 16 – Stockholders’ Equity and Noncontrolling Interests

American National has one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	Years ended December 31,
	2015	2014	2013
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	(3,937,993)	(3,960,507)	(3,937,261)

Outstanding shares	26,894,456	26,871,942	26,895,188
Restricted shares	(76,000)	(142,667)	(190,667)

Unrestricted outstanding shares	26,818,456	26,729,275	26,704,521

Stock-based compensation

American National has one stock-based compensation plan, which allows for grants of Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Awards, Incentive Awards or any combination thereof. This plan is administered by the American National Board Compensation Committee. Incentive awards under this plan are made to officers meeting established performance objectives. All awards are subject to review and approval both at the time of setting applicable performance objectives and at payment of the awards. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year. Grants are made to certain officers and directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated are shown below:

	SAR		RS Shares		RS Units
	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value	Units	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2012	108,951	$111.31	185,334	$109.13	127,059	$75.06
Granted	—	—	10,000	80.05	71,084	80.05
Exercised	(19,849)	103.61	(4,667)	111.60	(76,378)	77.04
Forfeited	(334)	96.53	—	—	(396)	77.20
Expired	(14,333)	107.93	—	—	—	—

Outstanding at December 31, 2013	74,435	114.08	190,667	107.54	121,369	76.23

Granted	—	—	—	—	66,383	113.49
Exercised	(3,226)	95.54	(48,000)	108.00	(59,438)	76.53
Forfeited	—	—	—	—	(100)	113.49
Expired	(16,279)	115.11	—	—	—	—

Outstanding at December 31, 2014	54,930	114.86	142,667	107.39	128,214	95.82

Granted	—	—	—	—	83,093	104.75
Exercised	(116)	73.97	(66,667)	103.58	(75,119)	91.35
Forfeited	—	—	—	—	(463)	105.30
Expired	(16,722)	114.42	—	—	—	—

Outstanding at December 31, 2015	38,092	$115.18	76,000	$110.73	135,725	$103.73

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

	SAR	RS Shares	RS Units
Weighted-average contractual remaining life (in years)	1.17	3.52	1.78
Exercisable shares	38,094	N/A	N/A
Weighted-average exercise price	$115.18	$110.73	$103.73
Weighted-average exercise price exercisable shares	115.18	N/A	N/A
Compensation expense (credit)
Year ended December 31, 2015	$(72,000)	$1,147,000	$6,635,000
Year ended December 31, 2014	(23,000)	2,963,000	7,710,000
Year ended December 31, 2013	374,000	2,219,000	12,342,000
Fair value of liability award
December 31, 2015	$37,000	N/A	$19,415,000
December 31, 2014	167,000	N/A	16,301,000

The SARs give the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting.

RS awards entitle the participant to full dividend and voting rights. Each RS share awarded has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years and most of these awards feature a graded vesting schedule in the case of the retirement of an award holder. Restricted stock awards for 350,334 shares have been granted at an exercise price of zero, of which 76,000 shares are unvested.

RSU awards allow the recipient of the awards to settle the vested RSUs in either shares of American National’s common stock or cash. RSUs vest after a three-year graded vesting requirement or over a shorter period as a result of death, disability or retirement after age 65.

Earnings per share

Basic earnings per share were calculated using a weighted average number of shares outstanding. Diluted earnings per share include RS and RSU award shares.

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
Weighted average shares outstanding	26,876,522	26,802,841	26,791,900
Incremental shares from RS awards and RSUs	73,544	115,829	122,691

Total shares for diluted calculations	26,950,066	26,918,670	26,914,591

Net income attributable to American National (in thousands)	$242,988	$245,335	$266,481
Basic earnings per share	$9.04	$9.15	$9.95
Diluted earnings per share	9.02	9.11	9.90

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

Statutory Capital and Surplus

Risk Based Capital (“RBC”) is a measure insurance regulators use to evaluate the capital adequacy of American National Insurance Company and its insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, investment risks related to the type and quality of investments, insurance risks associated with products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 200% of the authorized control level RBC are required to take certain actions. At December 31, 2015 and 2014, American National Insurance Company’s statutory capital and surplus was $2,925,935,000 and $2,879,154,000, respectively. American National Insurance Company and each of its insurance subsidiaries had statutory capital and surplus at December 31, 2015 and 2014, substantially above 200% of the authorized control level.

American National and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of American National Insurance Company and its insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

One of American National’s insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary by $67,076,000 and $62,807,000 at December 31, 2015 and 2014, respectively. Additionally, the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary would have remained substantially above the company action level RBC had it not used the permitted practice.

The statutory capital and surplus and net income of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

		December 31,
		2015	2014
Statutory capital and surplus
Life insurance entities		$1,900,939	$1,904,128
Property and casualty insurance entities		1,033,942	984,155

	Years ended December 31,
	2015	2014	2013
Statutory net income
Life insurance entities	$136,170	$169,823	$191,932
Property and casualty insurance entities	71,823	73,076	61,737

Note 16 – Stockholders’ Equity and Noncontrolling Interests – (Continued)

Dividends

American National Insurance Company’s payment of dividends to stockholders is restricted by statutory regulations. The restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of the prior year’s statutory net income from operations, or 10% of prior year statutory surplus. American National Insurance Company is permitted to pay total dividends of $292,593,000 during 2016, without prior approval of the Texas Department of Insurance. Similar restrictions on amounts that can transfer in the form of dividends, loans, or advances to American National Insurance Company apply to its insurance subsidiaries.

Noncontrolling interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company that is owned by its policyholders. American National has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6,750,000 at December 31, 2015 and 2014.

American National Insurance Company and its subsidiaries exercise significant control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as noncontrolling interests of $3,439,000 and $5,634,000 at December 31, 2015 and 2014, respectively.

Note 17 – Segment Information

Management organizes the business into five operating segments:

•	Life—markets whole, term, universal, indexed and variable life insurance on a national basis primarily through career, multiple-line, and independent agents as well as direct marketing channels.

•	Annuity—offers fixed, indexed, and variable annuity products. These products are primarily sold through independent agents, brokers, and financial institutions, along with multiple-line and career agents.

•	Health—primary lines of business are Medicare supplement, stop loss, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	Property and Casualty—writes personal, agricultural and commercial coverages and credit-related property insurance. These products are primarily sold through multiple-line and independent agents.

•	Corporate and Other—consists of net investment income from investments not allocated to the insurance segments and revenues from non-insurance operations.

The accounting policies of the segments are the same as those described in Note 2 to the consolidated financial statements. All revenues and expenses specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Revenues and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•	Recurring income from bonds and mortgage loans is allocated based on the assets allocated to each line of business at the average yield available from these assets.

•	Net investment income from all other assets is allocated to the insurance segments in accordance with the amount of capital allocated to each segment, with the remainder recorded in the Corporate and Other business segment.

•	Expenses are allocated based upon various factors, including premium and commission ratios of the operating segments.

The following summarizes the results of operations measured as the income before federal income taxes, and equity in earnings of unconsolidated affiliates by operating segments (in thousands):

	Years ended December 31,
	2015	2014	2013
		(As Adjusted)	(As Adjusted)
Life	$33,453	$43,352	$19,627
Annuity	59,955	95,736	95,887
Health	1,925	25,559	25,255
Property and Casualty	68,990	89,632	74,068
Corporate and Other	104,365	74,467	147,633

Total	$268,688	$328,746	$362,470

Total Assets
Life	$5,718,553	$5,565,791	$5,367,551
Annuity	10,888,447	10,766,619	11,104,180
Health	463,600	489,873	468,520
Property and Casualty	2,040,102	1,992,741	2,120,645
Corporate and other	4,636,260	4,729,508	4,258,977

Total	$23,746,962	$23,544,532	$23,319,873

Note 18 – Pension and Postretirement Benefits

Pension benefits

On October 31, 2013, American National adopted certain amendments to freeze all of its remaining unfrozen defined benefit pension plans as of December 31, 2013. Prior to the plan amendments, American National had a qualified defined benefit pension plan covering virtually all employees and two non-qualified defined benefit pension plans covering executives. Effective December 31, 2013, no additional benefits accrued through these plans for additional years of service credit or future salary increase credit, and no new participants were added to the plans. Benefits earned by eligible employees prior to the effective date of the plan amendments have not been affected. The plan amendments did not result in any curtailment gain or loss.

The tax-qualified plan has three separate noncontributory programs. One of the programs covers Career Sales and Service Division agents and managers. The other two programs cover salaried and management employees and corporate clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees, provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service. The non-tax-qualified pension plans cover key executive employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits. In addition, American National also has one frozen, tax-qualified, defined-benefit pension plan covering employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2015	2014
Reconciliation of benefit obligation
Obligation at January 1,	$513,151	$458,270
Service cost	97	111
Interest cost on projected benefit obligation	18,721	20,612
Actuarial loss	21,451	61,906
Benefits paid	(29,277)	(27,748)

Obligation at December 31,	524,143	513,151

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1,	324,179	302,467
Actual return on plan assets	(1,051)	28,363
Employer contributions	28,712	21,097
Benefits paid	(29,277)	(27,748)

Fair value of plan assets at December 31,	322,563	324,179

Funded status at December 31,	$(201,580)	$(188,972)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Service cost	$97	$111	$19,873
Interest cost	18,721	20,612	20,277
Expected return on plan assets	(20,856)	(20,402)	(20,354)
Amortization of net actuarial loss	9,797	4,421	17,726

Net periodic benefit cost	$7,759	$4,742	$37,522

Note 18 – Pension and Postretirement Benefits – (Continued)

Amounts related to the defined benefit pension plans recognized as a component of OCI are shown below (in thousands):

	Years ended December 31,
	2015	2014	2013
Actuarial gain (loss)	$(33,562)	$(49,523)	$130,953
Deferred tax (expense) benefit	11,747	17,333	(45,834)

Other comprehensive income (loss), net of tax	$(21,815)	$(32,190)	$85,119

The estimated actuarial loss for the plan that will be amortized out of AOCI into the net periodic benefit cost over the next fiscal year is $13,391,000. Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2015	2014
Net actuarial loss	$(150,598)	$(117,036)
Deferred tax benefit	52,709	40,962

Amounts included in AOCI	$(97,889)	$(76,074)

The weighted average assumptions used are shown below:

	Used for Net Benefit	Used for Benefit
	Cost in Fiscal Year	Obligations
	1/1/2015 to 12/31/2015	as of 12/31/2015
Discount rate	3.70%	4.08%
Rate of compensation increase	—	—
Long-term rate of return	7.45	7.41

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of ERISA. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $28,712,000, $21,097,000, and $10,065,000 to the qualified and non-qualified pension plan in 2015, 2014 and 2013, respectively. American National and its affiliates expect to contribute $19,600,000 to its qualified and non-qualified pension plan in 2016.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

2016	$39,452
2017	30,871
2018	34,839
2019	30,340
2020	33,919
2021-2025	163,579

Note 18 – Pension and Postretirement Benefits – (Continued)

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$41,365	$—	$41,365	$—
Residential mortgage-backed securities	803	—	803	—
Mutual fund	9,405	9,405	—	—
Equity securities by sector
Consumer goods	50,485	50,485	—	—
Energy and utilities	22,525	22,525	—	—
Financials	47,469	47,469	—	—
Healthcare	2,306	2,306	—	—
Industrials	29,050	29,050	—	—
Information technology	16,522	16,522	—	—
Other	65,410	65,410	—	—
Commercial paper	30,511	—	30,511	—
Unallocated group annuity contract	5,763	—	5,763	—
Other	949	862	87	—

Total	$322,563	$244,034	$78,529	$—

	December 31, 2014
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$53,768	$—	$53,768	$—
Residential mortgage-backed securities	887	—	887	—
Mutual fund	9,591	9,591	—	—
Equity securities by sector
Consumer goods	51,586	51,586	—	—
Energy and utilities	32,287	32,287	—	—
Financials	43,186	43,186	—	—
Healthcare	28,256	28,256	—	—
Industrials	16,145	16,145	—	—
Information technology	30,157	30,157	—	—
Other	31,094	31,094	—	—
Commercial paper	21,053	—	21,053	—
Unallocated group annuity contract	6,053	—	6,053	—
Other	116	28	88	—

Total	$324,179	$242,330	$81,849	$—

Note 18 – Pension and Postretirement Benefits – (Continued)

The investment policy for the retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 75% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security.

Commercial paper investments generally have a credit rating of A2 Moody’s or P2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement life and health benefits

American National provides certain health and dental benefits to a closed block of retirees and their dependents who met certain age and length of service requirements as of December 31, 1993. The primary retiree health benefit plan provides Medicare Supplemental and prescription drug benefits. The plan is contributory, with American National’s contribution limited to $40 per month for retirees and spouses with any additional contributions necessary, being made by the retirees. Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements. Effective June 1, 2014 Farm Family moved their life insurance coverage from a third party vendor to American National.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $6,055,000 and $6,740,000 at December 31, 2015 and 2014, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation.

Savings plans

American National sponsors one defined contribution (401(k) plan) for all employees. The 401(k) plan allows employees to contribute up to the maximum allowable amount as determined by the IRS. The expense associated with this plan was $12,146,000 and $12,350,000 for 2015 and 2014, respectively.

Note 19 – Commitments and Contingencies

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2015 were approximately $4,932,000.

American National had aggregate commitments at December 31, 2015, to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $704,698,000 of which $492,081,000 is expected to be funded in 2016 with the remainder funded in 2017 and beyond.

American National has a $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 sub-feature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2015 and 2014, the outstanding letters of credit were $9,501,000 and $12,214,000, respectively, and there were no borrowings on this facility. This facility expires on October 30, 2016. American National expects it will be renewed on substantially equivalent terms upon expiration.

Guarantees

American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2015, was approximately $206,376,000, while the total cash value of the related life insurance policies was approximately $210,104,000.

Litigation

American National and certain subsidiaries, in common with the insurance industry in general, are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

Note 20 – Related Party Transactions

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts, and legal services. The impact on the consolidated financial statements of significant related party transactions is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to (from) American National
		Years ended December 31,		December 31,
Related Party	Financial Statement Line Impacted	2015	2014	2015	2014
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$1,326	$1,234	$5,182	$6,508
Gal-Tex Hotel Corporation	Net investment income	428	521	31	39
Greer, Herz & Adams, LLP	Other operating expenses	7,951	10,146	(274)	(309)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National holds a first mortgage loan originated in 1999, with an interest rate of 7.25% and final maturity date of April 1, 2019 issued to Gal-Tex, which is collateralized by a hotel property in San Antonio, Texas. This loan is current as to principal and interest payments.

Transactions with Greer, Herz & Adams, LLP: Irwin M. Herz, Jr. is an American National advisory director and a Partner with Greer, Herz & Adams, LLP, which serves as American National’s General Counsel.

Note 21 – Selected Quarterly Financial Data

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
		(As Adjusted)		(As Adjusted)		(As Adjusted)		(As Adjusted)
Total premiums and other revenues	$756,567	$772,436	$717,506	$754,786	$699,859	$746,170	$843,523	$777,198
Total benefits, losses and expenses	665,208	697,968	668,099	688,864	653,199	651,395	762,261	683,617
Income before federal income tax and equity in earnings of unconsolidated affiliates	91,359	74,468	49,407	65,922	46,660	94,775	81,262	93,581
Total provision for federal income taxes	45,690	22,908	15,210	21,783	18,134	28,535	24,686	23,388
Equity in earnings (losses) of unconsolidated affiliates	56,584	(62)	462	12,797	16,339	3,576	4,023	(1,617)
Net income	102,253	51,498	34,659	56,936	44,865	69,816	60,599	68,576
Net income (loss) attributable to noncontrolling interest	(729)	(756)	(394)	(238)	2,852	2,877	(2,341)	(392)
Net income attributable to American National	102,982	52,254	35,053	57,174	42,013	66,939	62,940	68,968
Earnings per share attributable to American National
Basic	3.84	1.95	1.30	2.13	1.56	2.50	2.34	2.57
Diluted	3.82	1.94	1.30	2.11	1.56	2.49	2.33	2.56

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES

(In thousands)

	December 31, 2015
Type of Investment	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown in the Consolidated Statement of Financial Position
Fixed maturities
Bonds held-to-maturity
U.S. states and political subdivisions	$324,643	$346,517	$324,643
Foreign governments	4,101	4,968	4,101
Corporate debt securities	6,985,844	7,091,670	6,985,844
Residential mortgage-backed securities	277,135	294,200	277,135
Collateralized debt securities	1,924	2,024	1,924
Other debt securities	15,773	16,174	15,773
Bonds available-for-sale
U.S.treasury government	24,024	24,692	24,692
U.S. states and political subdivisions	933,958	972,491	972,491
Foreign governments	5,000	6,733	6,733
Corporate debt securities	4,431,765	4,444,621	4,444,621
Residential mortgage-backed securities	25,629	27,365	27,365
Collateralized debt securities	7,455	8,014	8,014
Equity securities
Common stocks
Consumer goods	144,359	310,110	310,110
Energy and utilities	115,378	151,786	151,786
Finance	160,585	287,296	287,296
Healthcare	98,028	221,782	221,782
Industrials	49,103	124,106	124,106
Information technology	134,070	269,497	269,497
Other	93,316	126,452	126,452
Preferred stocks	15,987	23,950	23,950
Other Investments
Mortgage loans on real estate, net of allowance	3,483,280	3,621,978	3,483,280
Investment real estate, net of accumulated depreciation	524,459		524,459
Real estate acquired in satisfaction of debt	56,796		56,796
Policy loans	407,491	407,491	407,491
Options	84,457	123,007	123,007
Other long-term investments	50,035		50,035
Short-term investments	460,612	460,612	460,612

Total investments	$18,915,207	$19,367,536	$19,713,995

(1)	Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	December 31,
Condensed Statements of Financial Position	2015	2014
		(As Adjusted)
Assets
Fixed maturity securities	$9,341,563	$9,567,848
Equity securities	2,690	—
Mortgage loans on real estate, net of allowance	3,386,231	3,266,361
Other invested assets	1,953,680	1,858,444
Investment in subsidiaries	2,431,398	2,301,218
Deferred policy acquisition costs	1,091,031	1,023,778
Separate account assets	918,446	1,001,515
Other assets	633,953	629,531

Total assets	$19,758,992	$19,648,695

Liabilities
Policy liabilities	$3,841,499	$3,625,092
Policyholders’ account balances	9,943,694	9,975,383
Separate account liabilities	918,446	1,001,515
Other liabilities	603,071	619,142

Total liabilities	15,306,710	15,221,132

Shareholders’ equity
Common stock	30,832	30,832
Additional paid-in capital	13,689	9,248
Accumulated other comprehensive income	352,620	490,782
Retained earnings	4,157,184	3,998,642
Treasury stock, at cost	(102,043)	(101,941)

Total stockholders’ equity	4,452,282	4,427,563

Total liabilities and stockholders’ equity	$19,758,992	$19,648,695

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2015	2014	2013
		(As Adjusted)	(As Adjusted)
Premiums and other revenues
Premiums and other policy revenues	$820,194	$786,823	$734,506
Net investment income	672,093	772,355	861,354
Net realized investment gain	21,258	18,702	73,791
Other-than-temporary impairments	(60)	(41)	—
Other income	15,785	10,803	12,083

Total premiums and other revenues	1,529,270	1,588,642	1,681,734

Benefits, losses and expenses
Policyholder benefits	615,180	574,975	520,806
Other operating expenses	764,913	812,762	913,914

Total benefits, losses and expenses	1,380,093	1,387,737	1,434,720

Income from continuing operations before federal income tax and equity in earnings of subsidiaries	149,177	200,905	247,014

Provision for federal income taxes	47,501	63,454	50,927
Equity in earnings of subsidiaries, net of tax	141,312	107,884	70,394

Net income	$242,988	$245,335	$266,481

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Cash Flows	2015	2014	2013
		(As Adjusted)	(As Adjusted)
OPERATING ACTIVITIES
Net income	$242,988	$245,335	$266,481
Adjustments to reconcile net income to net cash provided by operating activities
Net realized investments gains	(21,258)	(18,702)	(73,791)
Other-than-temporary impairments	60	41	—
Amortization (accretion) of premiums, discounts and loan origination fees	(2,293)	3,581	1,216
Net capitalized interest on policy loans and mortgage loans	(27,346)	(27,922)	(23,864)
Depreciation	24,716	21,822	18,618
Interest credited to policyholders’ account balances	263,362	324,325	395,013
Charges to policyholders’ account balances	(238,169)	(212,690)	(199,285)
Deferred federal income tax (benefit) expense	8,091	16,429	(15,245)
Net income of subsidiaries	(135,678)	(106,751)	(61,871)
Equity in (earnings) losses of affiliates	(5,634)	3,800	(8,523)
Distributions from equity method investments	—	408	2,411
Changes in
Accrued investment income	6,995	9,801	9,336
Reinsurance recoverables	(14,778)	2,312	(1,025)
Prepaid reinsurance premiums	3,050	2,318	7,575
Premiums due and other receivables	2,331	3,873	9,531
Deferred policy acquisition costs	(13,323)	7,560	28,216
Policyholder liabilities	222,928	152,923	38,188
Liability for retirement benefits	(23,263)	(12,552)	12,656
Current tax receivable/payable	7,551	8,181	9,936
Other, net	(20,471)	(29,831)	(9,993)

Net cash provided by operating activities	279,859	394,261	405,580

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	827,234	452,846	1,207,038
Available for sale securities	340,274	625,563	599,228
Investment real estate	18,929	53,859	8,006
Mortgage loans	809,742	578,098	756,554
Policy loans	44,257	45,732	47,018
Other invested assets	71,469	40,791	88,883
Disposals of property and equipment	2,721	43,869	270
Distributions from affiliates and subsidiaries	15,958	439	10,581
Payment for the purchase/origination of
Held-to-maturity securities	(336,902)	(287,694)	(701,776)
Available for sale securities	(744,480)	(572,299)	(556,940)
Investment real estate	(69,145)	(23,959)	(28,882)
Mortgage loans	(933,879)	(633,401)	(908,512)
Policy loans	(21,106)	(23,621)	(21,682)
Other invested assets	(37,958)	(43,423)	(46,168)
Additions to property and equipment	(24,352)	(56,651)	(5,991)
Contributions to unconsolidated affiliates	(47,130)	(1,035)	(949)
Change in short-term investments	(42,258)	4,518	(401,682)
Change in investment in subsidiaries	(20,782)	—	—
Other, net	(3)	24,636	1,642

Net cash provided by (used in) investing activities	(147,411)	228,268	46,638

FINANCING ACTIVITIES
Policyholders’ account deposits	1,280,756	941,400	835,942
Policyholders’ account withdrawals	(1,337,668)	(1,479,004)	(1,420,675)
Dividends to stockholders	(84,446)	(82,805)	(82,831)

Net cash used in financing activities	(141,358)	(620,409)	(667,564)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,910)	2,120	(215,346)
Beginning of the period	48,446	46,326	261,672

End of the period	$39,536	$48,446	$46,326

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

(In thousands)

		Future Policy
		Benefits, Policyholders’
		Account Balances,				Benefits,	Amortization
	Deferred	Benefits, Policy and				Claims, Losses	of Deferred
	Policy	Contract Claims			Net	and	Policy	Other
	Acquisition	and Other	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Policyholder Funds	Premiums	Revenue	Income (1)	Expenses	Costs	Expenses (2)	Written
2015
Life	$756,023	$4,860,263	$35,810	$305,350	$226,076	$386,785	$77,567	$201,112	$—
Annuity	411,206	10,410,157	—	183,125	459,458	230,221	81,793	54,037	—
Health	44,390	293,325	43,558	196,777	10,135	146,805	23,643	45,047	—
Property & Casualty	113,050	883,328	733,610	1,153,267	55,620	776,562	235,585	156,583	1,187,980
Corporate & Other	—	—	—	—	83,542	—	—	44,598	—

Total	$1,324,669	$16,447,073	$812,978	$1,838,519	$834,831	$1,540,373	$418,588	$501,377	$1,187,980

2014
Life	$711,469	$4,720,075	$35,524	$307,771	$232,389	$351,271	$78,181	$194,927	$—
Annuity	382,441	10,286,205	—	190,357	545,887	234,173	79,135	56,487	—
Health	47,784	316,684	46,137	216,868	11,692	144,799	18,966	43,261	—
Property & Casualty	111,850	883,148	673,390	1,100,975	58,843	745,540	223,658	130,655	1,109,029
Corporate & Other	—	—	—	—	84,047	—	—	60,535	—

Total	$1,253,544	$16,206,112	$755,051	$1,815,971	$932,858	$1,475,783	$399,940	$485,865	$1,109,029

2013
Life	$684,084	$4,559,721	$35,935	$293,173	$230,763	$345,566	$82,658	$207,520	$—
Annuity	424,158	10,641,769	—	155,162	632,536	193,840	85,756	63,326	—
Health	47,220	320,457	48,269	212,931	11,314	139,762	15,249	46,646	—
Property & Casualty	122,271	889,939	655,674	1,074,260	66,632	746,636	225,131	128,437	1,069,694
Corporate & Other	—	—	—	—	75,565	—	—	57,122	—

Total	$1,277,733	$16,411,886	$739,878	$1,735,526	$1,016,810	$1,425,804	$408,794	$503,051	$1,069,694

(1)	Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(2)	Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV - REINSURANCE INFORMATION

(In thousands)

		Ceded to	Assumed		Percentage of
	Direct	Other	from Other	Net	Amount
	Amount	Companies	Companies	Amount	Assumed to Net
Year Ended December 31, 2015
Life insurance in-force	$90,194,532	$29,891,183	$120	$60,303,469	0.0%

Premiums earned
Life and annuity	$590,131	$101,636	$(20)	$488,475	0.0
Accident and health	241,140	224,623	180,260	196,777	91.6
Property and casualty	1,238,163	93,024	8,128	1,153,267	0.7

Total premiums	$2,069,434	$419,283	$188,368	$1,838,519	10.2

Year Ended December 31, 2014
Life insurance in-force	$85,570,057	$30,007,131	$6,007	$55,568,933	0.0

Premiums earned
Life and annuity	$594,568	$96,577	$137	$498,128	0.0
Accident and health	271,004	274,368	220,232	216,868	101.6
Property and casualty	1,183,875	89,607	6,707	1,100,975	0.6

Total premiums	$2,049,447	$460,552	$227,076	$1,815,971	12.5

Year Ended December 31, 2013
Life insurance in-force	$80,038,270	$30,577,123	$32,019	$49,493,166	0.1

Premiums earned
Life and annuity	$541,025	$93,240	$550	$448,335	0.1
Accident and health	271,847	240,505	181,589	212,931	85.3
Property and casualty	1,157,528	90,196	6,928	1,074,260	0.6

Total premiums	$1,970,400	$423,941	$189,067	$1,735,526	10.9%

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS

(In thousands)

		Additions	Deductions
	Balance at				Balance at
	Beginning of	Charged to		Change in	End of
	Period	Expense	Written off	Estimate (1)	Period
2015
Investment valuation allowances:
Mortgage loans on real estate	$17,860	$220	$(5,185)	$—	$12,895

2014
Investment valuation allowances:
Mortgage loans on real estate	$12,181	$5,679	$—	$—	$17,860

2013
Investment valuation allowances:
Mortgage loans on real estate	$12,012	$171	$—	$(2)	$12,181

(1)	Decrease in the required valuation allowance for mortgage loans as a result of changes to the estimate in calculating the mortgage loan allowance based on enhanced methodology.

See accompanying Report of Independent Registered Public Accounting Firm.

WQVUL Part C

Items 26. Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c)(1) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (c)(2) Distribution and Selling Agreement (previously filed with Registrant’s Post-Effective Amendment #17 to this registration statement (number 333-53122) filed May 2, 2011).

Exhibit (c)(3) Termination of Distribution and Selling Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (c)(4) Distribution and Administrative Services Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL)(previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001).

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (Filed Herewith)

Exhibit (g) Reinsurance Treaty No. UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003.

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General & Cologne Life Re of America (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(12) Reinsurance Treaty with RGA Reinsurance Company (previously filed with Registrant’s post effective amendment number 17 filed on May 2, 2011)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s (registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (h)(10) Form of MFS Variable Insurance Trust Participation Agreement (Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 28, 2015.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions - Independent Registered Public Accounting firm Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures

(previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005.)

Exhibit (r)(1) Power of Attorney for Messrs. Ansell, Pederson, Yarbrough, Payne and Pozzi dated April 14, 2015 (filed on April 28, 2015).

ITEM 27 DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Directors

Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road Draper, UT 84020-9334

James Edward Pozzi	President, Chief Executive Officer and Chairman of the Board American National Insurance Company One Moody Plaza Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation 3710 Rawlins Street, #910 Dallas, TX 75219

E. J. “Jere” Pederson	29 Alder Circle Galveston, TX 77551

William C. Ansell	1011 Tremont Galveston, TX 77550

James P. Payne	11150 Rio Vista Drive Austin, TX 78726

James Daniel Yarbrough	2621 Gerol Drive Galveston, TX 77551

Officers

Name	Office

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Johnny David Johnson	Executive Vice President, Corporate Business Process Officer & CIO

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line & Chief Corporate Risk Officer 1949 East Sunshine Springfield, MO 65899

James Walter Pangburn	Executive Vice President, Credit Insurance Division 2450 South Shore Boulevard League City, TX 77573

Hoyt James Strickland	Executive Vice President, Career Sales & Service Division

Dwain Allen Akins	Senior Vice President, Corporate Relations, Chief Corporate Compliance Officer

Albert Louis Amato, Jr.	Senior Vice President, Life New Business and Pension Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan 2525 South Shore Boulevard League City, TX 77573

Brian Neil Bright	Senior Vice President, Computing Services 3030 Invincible League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

Scott C. Campbell	Senior Vice President, Chief Marketing Officer, Multiple Line

1949 East Sunshine
Springfield, MO 65899

William Franklin Carlton	Senior Vice President and Corporate Controller

Lee C. Ferrell	Senior Vice President, Independent Marketing Operations

Bernard Stephen Gerwel	Senior Vice President, Corporate Digital Officer
1949 East Sunshine
Springfield, MO 65899

Anne Marie LeMire	Senior Vice President, Fixed Income and Equity Investments
2450 South Shore Boulevard
League City, TX 77573

Bruce Murray LePard	Senior Vice President, Chief Human Resources Officer

Meredith Myron Mitchell	Senior Vice President, Application Development and Support

E. Bruce Pavelka	Senior Vice President, Life Policy Administration

Ronald Clark Price	Senior Vice President, Multiple Line Marketing

John F. Simon	Senior Vice President and Actuary

Shannon Lee Smith	Senior Vice President, Chief Agencies Officer, Multiple Line
1949 East Sunshine
Springfield, MO 65899

James P. Stelling	Senior Vice President, Chief Health Compliance Officer
2450 South Shore Boulevard
League City, Texas 77573

Timothy A. Walsh	Senior Vice President, Chief Operating Officer, Multiple Line

Dr. John F. White	Senior Vice President, Medical Director (Life, Health, Group)

John Mark Flippin	Secretary

Terrance K. Ball	Vice President, Credit Insurance Sales
2450 South Shore Boulevard
League City, TX 77573

Matthew Russell Byrd	Vice President and Associate Actuary, Chief Life and Corporate Risk Officer

Steven Lee Dobbe	Vice President, IMG Broker Dealer Marketing

Dustin J. Dusek	Vice President, Associate Actuary and Illustration Actuary

Christopher K. Falconer	Vice President, Associate Actuary

Barbara N. Faulkenhagen	Vice President, IT Support Services

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

James L. Flinn	Vice President, P&C Risk Officer
1949 E. Sunshine
Springfield, MO 65899

Deborah Kay Janson	Vice President, Corporate Planning

Richard Steven Katz	Vice President, Direct Marketing Sales

2450 South Shore Boulevard
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Associate Medical Director (Life, Health, Group)

Darren William King	Vice President, Equities
2450 South Shore Boulevard
League City, TX 77573

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Murray A. Klein	Vice President, Credit Insurance Financial Marketing
2450 South Shore Boulevard
League City, TX 77573

Craig Warren Klenk	Vice President, IMG Brokerage Sales

Debra R. Lambson	Vice President, CMO Health
2450 South Shore Boulevard
League City, TX 77573

Sara Liane Latham	Vice President & Actuary

Gary H. Lukovich	Vice President, Multiple Line Distribution & Sales
1949 East Sunshine
Springfield, MO 65899

George Arthur Macke	Vice President, General Auditor

Bradley Wayne Manning	Vice President, Life Claims & Customer Contact Center
2525 South Shore Boulevard
League City, TX 77573

Michael Scott Marquis	Vice President, Life New Business

Edwin Vince Matthews, III	Vice President, Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Tracy L. Milina	Vice President, Health Administration
2450 South Shore Boulevard
League City, TX 77573

Ronald Joseph Ostermayer	Vice President, Group/Third Party Operations
2450 South Shore Boulevard
League City, TX 77573

Richard Clarence Putz	Vice President, IT Security, Compliance and Risk

William Corley Ray	Vice President, Agency Education & Development, Multiple Line

Daniel A. Safriet	Vice President, Credit Insurance Sales
1037 N. Main Street
Wake Forest, NC 27587

Robert Walter Schefft	Vice President, IMG Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

Steven Schnack	Vice President, Health Claims
2450 South Shore Boulevard
League City, TX 77573

David Harvin Schutz	Vice President, IMG National Accounts

Olivia K. Smith	Vice President, Human Resources

Wayne Allen Smith	Vice President, Career Sales & Service Division

D. Denise Snedden	Vice President, Assistant Treasurer
2525 South Shore Boulevard
League City, TX 77573

Clarence Ellsworth Tipton	Vice President and Senior Chief Health Actuary
2450 South Shore Boulevard
League City, TX 77573

Mark A. Walker	Vice President, Credit Insurance Special Markets
2450 South Shore Boulevard
League City, TX 77573

Deanna Lynn Walton	Vice President, eBusiness Systems

William Henry Watson, III	Vice President, Chief Health Actuary

Michael J. Anderson	Assistant Vice President, Assistant Health Actuary
2450 South Shore Boulevard
League City, TX 77573

Charles N. Atwood	Asst. Vice President, Credit Insurance Sales
2450 South Shore Boulevard
League City, TX 77573

Patricia Ann Boudreaux	Asst. Vice President, Credit Insurance Marketing Support

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

Andrew C. Brewer	Assistant Vice President and Assistant Actuary

Jason M. Broussard	Asst. Vice President, Retirement Services

Philip Chairez	Asst. Vice President, Life & Annuity Business Support/Compliance

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales, Multiple Line

Laurane D. Debowski	Asst. Vice President, CSSD Field Operations

Charlie Delgado	Asst. Vice President, Credit Insurance Finance & Risk Management
2450 South Shore Boulevard
League City, TX 77573

Elizabeth L. Fontenot	Asst. Vice President, Health Administration
2450 South Shore Boulevard League City, TX 77573

Traie D. Franklin	Asst. Vice President, IMG Marketing Operations

Sharon W. Garner	Asst. Vice President, Life New Business

Renee E. Garrett	Asst. Vice President, Life and Health Products

N. Iris Gillies	Asst. Vice President, Human Resources

Pamela M. Griffin	Asst. Vice President, Career Sales Life
1169 Inverness Cove Way
Birmingham, AL 35242

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance
2450 South Shore Boulevard
League City, Texas 77573

Jason Jay Jackson	Asst. Vice President, Assistant Actuary

Jerald V. Johnson	Asst. Vice President, Process and Data Management

Khaled Kahlouni	Asst. Vice President, Business Intelligence and Analytics
3030 Invincible Circle
League City, TX 77573

David R. Keimig	Asst. Vice President, Distributed Computing
3030 Invincible
League City, TX 77573

Sarah L. Klindworth	Asst. Vice President, ITS Financial Services
3030 Invincible
League City, TX 77573

Bryan A. Lamb	Asst. Vice President, Life New Business
2525 South Shore Boulevard
League City, TX 77573

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Dennis P. Leyden	Asst. Vice President, Talent Management

Larry Edward Linares	Asst. Vice President, Tax

Robert W. Lindemann	Asst. Vice President, IT Operations
3030 Invincible
League City, TX 77573

Erika Y. Lozano	Asst. Vice President, Financial Planning & Analysis

Thad Michael Luikart	Asst. Vice President, Life Policy Administration

Steven J. Mahannah	Asst. Vice President, IMG Financial Institution Marketing

Michael N. Musselman	Asst.Vice President, Marketing & Analytics

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor
2450 South Shore Boulevard
League City, TX 77573

Jon R. O’Neal	Asst. Vice President, National Director-Life Marketing Sales, Multiple Line

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Walter Rudecki, Jr.	Asst. Vice President, Advanced Sales and Priority Markets, Multiple Line

Suzanne B. Saunders	Asst. Vice President, Investment Accounting
2450 South Shore Boulevard
League City, TX 77573

Gail Sawyer	Asst. Vice President, Financial and Human Resources Systems

James Alexander Tyra	Asst. Vice President, IT Special Projects

Jimmy N. Watson	Asst. Vice President, Data Communications Messaging
3030 Invincible Circle
League City TX 77573

Jeanette Elizabeth Cernosek	Assistant Secretary

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts: American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust, a testamentary trust with both charitable and non-charitable beneficiaries, owns approximately 37% of the outstanding stock of American National Insurance Company. The Moody Foundation, a charitable trust classified as a private foundation, has an approximately 79% contingent remainder interest in the Libbie Shearn Moody Trust and owns approximately 23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Frances Anne Moody-Dahlberg, Ross Rankin Moody and Elizabeth Lee Moody. Robert L. Moody, Sr. is the remaining life income beneficiary of the Libbie Shearn Moody Trust and Chairman Emeritus of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman Emeritus, a Director and the ultimate controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 45% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc., a Nevada corporation, owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc., a Texas corporation. The Three R Trusts, Texas trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following hospitality subsidiaries, listed in alphabetical order, with the jurisdiction of incorporation for each noted:

1859 Beverage Company (Texas)	Gal-Tex Hospitality Partners LLC (Texas)
1859 Historic Hotels, Ltd. (Texas)	Kentucky Landmark Hotels, L.L.C (Kentucky)
1859 Management Partners GP, LLC (Texas)	Gal-Tenn Hotel Corporation (Nevada)
1859 Management Partners, LP (Texas)	LHH Hospitality, Inc. (Texas)
Colorado Landmark Hotels, L.L.C. (Colorado)	Virginia Landmark Hotels, L.L.C. (Virginia)

American National owns a direct or indirect interest in the entities listed below in alphabetical order. Unless otherwise noted with an asterisk (*), such entities are included within the consolidated financial statements of American National. For entities noted with an asterisk (*), such entities are not included within the consolidated financial statements of American National, nor are separate financial statements filed with respect to such entities. American National has more than a minor interest or influence over such entities’ operations, but American National does not have a controlling interest and is not the primary beneficiary of such entities.

Entity: 121 Village, Ltd.

Entity Form: a Texas limited partnership.

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 33% limited partnership interest. ANREINV, LLC owns a 0.33% general partnership interest.

Entity: 121 Village Lots 2/3 Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC, owns a 100% interest.

Entity: 2603 Augusta Investors, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: 3100 McKinnon*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 80% interest

Entity: 9015 Partners LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC. owns a 70% interest.

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Administrators, Inc.

Entity Form: a Texas corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Holdings, Inc.

Entity: American National County Mutual Insurance Company

Entity Form: a Texas mutual insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: American National Life Holdings, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity: American National Property & Casualty Holdings, Inc.

Entity Form: a Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Registered Investment Advisor, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: AN/CAN Investments, Inc.*

Entity Form: a Canadian corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANCAP Jasper, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANCAP Jasper II, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANDV 97, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANH20, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM Corporation

Entity: ANICO Eagle, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC LLC

Entity: ANICO Eagle 99, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANICO Financial Services, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: ANIND TX, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: ANPAC Louisiana Insurance Company

Entity Form: a Louisiana insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: ANPIN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest; ANIND TX, LLC owns a 1% general partnership interest.

Entity: ANREINV, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC

Entity: ANREM Corporation

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANTAC, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: Baron Phoenix Apts, LLC*

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Bayport II Mountain West Houston, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Baywood JV II, Ltd*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Baywood Project, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% limited partnership interest.

Entity: Blalock Retail Associates, LLC*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Boyle at 54th LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Bridgeview Alpha LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Broadway Goodyear LLC*

Entity Form: a Delaware limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 55% interest.

Entity: Caffery-Saloom Retail, LLC*

Entity Form: a Louisiana limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Canyon Crossroads Apartments, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC owns a 50% interest.

Entity: CC Maple LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 41.32% interest

Entity: Cedar Crossing Mountain West Houston LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Cibolo 78108 Storage*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Cibolo Crossing, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: Cotton Exchange Investment Properties, LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Crestline Specialty Lending, LP*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO owns a 12.4% interest

Entity: Eagle AN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: Eagle Ind., L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest. ANIND TX, LLC; owns a 1% general partnership interest.

Entity: Enclave Apts, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANTAC owns a 50% interest.

Entity: Fairway Phase III Associates, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANH2O, Inc. is 1% general partner; ANICO Eagle, LLC is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Wholly owned by ANICO Eagle, LLC

Entity: Harbour Title Company (a/k/a Lawyers Title of Galveston)

Entity Form: a Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50%.

Entity: I-10 Industrial Development LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: IGX Burleson Park, LLC*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 65% interest

Entity: IGX Tri County, LLC*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 65 % interest

Entity: iLuminate Apts, LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest

Entity: J & P Keegan LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 99% limited partnership; ANIND TX, LLC owns a 1% general partnership interest.

Entity: Jersey Industrial Capital, LLC*

Entity Form: a California limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 46.5% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: Landmark I Office Partners (Jastco, Ltd.)*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: LeSaint Venture, LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Linear Apts, LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest

Entity: M&M Hotel Venture*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 43.2% interest

Entity: Maui Harbor Shops, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest

Entity: Montgomery Center Investors, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MRPL Retail Partners II, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: Murphy Self Storage, Ltd*

Entity Form: a Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: MWBP, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Muir Lake, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: 60% owned by ANTAC, LLC

Entity: Naches Venture LLC*

Entity Form: a Delaware limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 55% interest

Entity: Naperville Hotel Partners, LLC*

Entity Form: a Illinois Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: One Hanover Investors, LP*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Pacific City Hotel, LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 11% interest.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: Park City Center LLC*

Entity Form: A Texas limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Parmenter 220 East Las Colinas Blvd., LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: PCO Battery Brooke Parkway, LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, LP. owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: Pinnacle IV L.P.*

Entity Form: an Delaware Limited Partnership

Ownership or Other Basis of Control: ANICO owns 24.15% interest.

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND TX. LLC. owns a 2% general partnership interest; Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Prospect Park Office, LLC*

Entity Form: a California limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: SC Waterford Springs Investors LLC*

Entity Form: a Florida limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Schaumberg Hotel Partners LLC*

Entity Form: a Illinois limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Shinnecock Partners*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO owns a 47% interest

Entity: South Shore Harbour Development, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANTAC, LLC owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

Entity: SPI Beach Resort Waterpark, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANTAC, LLC owns a 50% interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company

Entity: SWBC Flower Mound, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 90% interest.

Entity: TC Blvd., Partners, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TC Blvd., Partners II, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, LLC owns an 86.65% limited partnership interest.

Entity: Town Center Partners, LTD

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TVO/MCP Vineyard Associates LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Valley Business Center LLC*

Entity Form: a Colorado limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest

Entity: Via Del Oro Commercial LLC*

Entity Form: a California limited liability partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest

Entity: Willowchase Retail Associates LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

ITEM 29. INDEMNIFICATION

The following provision is in the Distribution and Selling Agreement:

“Indemnification by the Company. Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.

arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.

arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.

arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.

arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor.”

The officers and directors of American National are indemnified by American National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a)    ANICO Financial Services, Inc. serves as the Registrant’s principal underwriter. Securities Management and Research, Inc. served as the principal underwriter to the American National Variable Life Separate Account until September 4, 2012. The following are the officers and directors of ANICO Financial Services, Inc.

Name	Position	Principal Business Address
James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, TX 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, TX 77550

David A. Behrens	Director	One Moody Plaza
Galveston, TX 77550

E. Bruce Pavelka	President, Chief Executive Officer	One Moody Plaza
Galveston, TX 77550

Dwain A. Akins	Vice President, Chief Compliance Officer	One Moody Plaza
Galveston, TX 77550

Suzanne B. Saunders	Vice President, Chief Financial Officer	2450 South Shore Boulevard
League City, TX 77573

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation

ANICO Financial Services, Inc.	$1,762,901	N/A	N/A	N/A

ITEM 31 LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance

Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 32. MANAGEMENT SERVICES - Not Applicable

ITEM 33. FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned in the City of Galveston and the State of Texas on the 29th day of April, 2016.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

By: AMERICAN NATIONAL INSURANCE COMPANY

By:       /s/ James E. Pozzi

  James E. Pozzi, President,

Chief Executive Officer and Chairman of the Board

AMERICAN NATIONAL INSURANCE COMPANY

(Depositor)

By:         /s/ James E. Pozzi

James E. Pozzi, President,

Chief Executive Officer and Chairman of the Board

Attest By:

  /s/ J. Mark Flippin

J. Mark Flippin, Secretary

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities on the 29th day of April, 2016:

Signature	Title

/s/ John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer
John J. Dunn, Jr. /s/ William F. Carlton	Senior Vice President and Corporate Controller
William F. Carlton

Signature	Title

/s/ James E. Pozzi	Director, President, Chief Executive Officer and Chairman of the Board
James E. Pozzi /s/ Dwain A. Akins by Power of Attorney	Director
William C. Ansell /s/ Dwain A. Akins by Power of Attorney	Director
Arthur O. Dummer
/s/ Dwain A. Akins by Power of Attorney	Director
Frances Anne Moody-Dahlberg /s/ Dwain A. Akins by Power of Attorney	Director
James P. Payne /s/ Dwain A. Akins by Power of Attorney	Director
E.J. Pederson /s/ Dwain A. Akins by Power of Attorney	Director
James D. Yarbrough